UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Autobytel Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Preliminary Copy
AUTOBYTEL INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 19, 2014
TO OUR STOCKHOLDERS:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (“Annual Meeting”) of Autobytel Inc., a Delaware corporation (“Autobytel” or “Company”), will be held at the offices of the Company, 18872 MacArthur Boulevard, Suite 200, Irvine, California 92612-1400, on Thursday, June 19, 2014, at 10:00 a.m., Pacific Daylight Time, for the following purposes:
1.      To elect two Class I Directors;
2.      To approve the Autobytel Inc. 2014 Equity Incentive Plan (“2014 Equity Incentive Plan Proposal”);
3.      To approve the extension of and amendments to the Autobytel Inc. Tax Benefit Preservation Plan (“Tax Benefit Preservation Plan Proposal”);
4.      To ratify the appointment by the Company’s Audit Committee of Moss Adams LLP as the Company’s independent registered public accounting firm for 2014 (“Accounting Firm Ratification Proposal”); and
5.      To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
At the Annual Meeting, the Board of Directors intends to present Jeffrey H. Coats and Jeffrey M. Stibel as nominees for election to the Board of Directors.
The Board of Directors has fixed the close of business on April 25, 2014 as the record date for the determination of the holders of Common Stock entitled to notice of and to vote at the Annual Meeting.
A list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose germane to the meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at the offices of Autobytel, 18872 MacArthur Boulevard, Suite 200, Irvine, California 92612-1400, and will also be available for examination by any stockholder at the Annual Meeting until its adjournment.

PLEASE READ CAREFULLY THE ACCOMPANYING PROXY STATEMENT.  AUTOBYTEL INVITES ALL STOCKHOLDERS TO ATTEND THE ANNUAL MEETING.  TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.  IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY CARD. PRIOR TO THE ANNUAL MEETING, STOCKHOLDERS MAY ALSO PROVIDE VOTING INSTRUCTIONS USING THE INTERNET AT WWW.PROXYVOTE.COM OR BY CALLING 1.800.690.6903 AS DESCRIBED IN THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD.

By Order of the Board of Directors
Jeffrey H. Coats President and Chief Executive Officer
Irvine, California
April [*] 2014
IMPORTANT

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED TO VOTE PROCESSING, C/O BROADRIDGE, 51 MERCEDES WAY, EDGEWOOD, NEW YORK 11717, TO BE RECEIVED NO LATER THAN JUNE 18, 2014.  IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO AUTOBYTEL OF FURTHER SOLICITATION, THE COMPANY ASKS YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY. PRIOR TO THE ANNUAL MEETING, STOCKHOLDERS MAY ALSO PROVIDE VOTING INSTRUCTIONS USING THE INTERNET AT WWW.PROXYVOTE.COM OR BY CALLING 1.800.690.6903 AS DESCRIBED IN THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD.

Preliminary Copy

PROXY STATEMENT

Autobytel Inc.
18872 MacArthur Boulevard, Suite 200
Irvine, California  92612-1400

ANNUAL MEETING
To Be Held on June 19, 2014

THE ANNUAL MEETING
THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS (“BOARD”) OF AUTOBYTEL INC., A DELAWARE CORPORATION (“AUTOBYTEL” OR “COMPANY”), FOR USE AT AUTOBYTEL’S 2014 ANNUAL MEETING OF STOCKHOLDERS (“ANNUAL MEETING”) TO BE HELD ON THURSDAY, JUNE 19, 2014 AT 10:00 A.M., PACIFIC DAYLIGHT TIME, AT THE OFFICES OF THE COMPANY, 18872 MACARTHUR BOULEVARD, SUITE 200, IRVINE, CALIFORNIA 92612-1400, AND AT ANY AND ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF STOCKHOLDERS.
This Proxy Statement of Autobytel is being mailed on or about May [*], 2014 to each stockholder of record as of the close of business on April 25, 2014.
Record Date and Outstanding Shares
The Board has fixed the close of business on April 25, 2014 as the record date for the Annual Meeting (“Record Date”).  Only holders of record of Autobytel’s common stock, $0.001 par value per share (“Common Stock”) at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.  As of the close of business on the Record Date, there were [*] shares of Common Stock outstanding and entitled to vote.
Quorum and Vote Required
Quorum.  The holders of record of a majority in voting power of the shares of stock of the Company issued and outstanding and entitled to be voted, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment or postponement thereof. In the event there are not sufficient shares present to establish a quorum or to approve proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
Vote Required.  Holders of Autobytel Common Stock are entitled to one vote for each share held as of the Record Date on all matters to be voted on.  The Company's Bylaws provide that, except as otherwise provided in the Company's Certificate of Incorporation, the Bylaws, the rules or regulations of any stock exchange applicable to the Company or by applicable law or regulation, all matters will be decided by the vote of a majority in voting power of the shares present in person or by proxy and entitled to vote at the Annual Meeting and on the matter.  In the election of directors (Proposal 1), the Bylaws provide that the persons receiving the greatest number of votes, up to the number of directors then to be elected, will be the persons elected.  The affirmative vote of a majority in voting power of the shares present in person or by proxy and entitled to vote at the Annual Meeting and on such proposal is required to approve Proposal 2 (2014 Equity Incentive Plan Proposal),

Proposal 3 (Tax Benefit Preservation Plan Proposal) and Proposal 4 (Accounting Firm Ratification Proposal).  None of the proposals are contingent upon the approval of any other proposal.
Abstentions.  Abstentions will be counted for purposes of determining a quorum at the Annual Meeting.  An abstention for any proposal, other than Proposal 1 (Election of Directors), will have the same effect as a vote against such proposal.  As to Proposal 1, because the number of nominees is equal to the number of directors being elected at the Annual Meeting, abstentions will not affect the election of the nominees to the Board of Directors as long as each nominee receives at least one vote in favor of the nominee’s election.
Broker Discretionary Voting.  If your shares are held in a brokerage account, by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being sent to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote.  If you do not give instructions to your brokerage firm or bank, it will still be able to vote your shares with respect to “discretionary” proposals, but will not be allowed to vote your shares with respect to “non-discretionary” proposals.  The Company expects that Proposal 4 (Accounting Firm Ratification Proposal) will be considered to be a discretionary proposal on which banks and brokerage firms may vote.  The Company expects that all other proposals being presented to stockholders at the Annual Meeting will be considered to be non-discretionary items on which banks and brokerage firms may not vote.  Therefore, if you do not instruct your broker or bank regarding how you would like your shares to be voted, your bank or brokerage firm will not be able to vote on your behalf with respect to these proposals.  In the case of these non-discretionary items, the shares will be treated as “broker non-votes.” Broker non-votes are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter.  Your failure to give instructions to your bank or broker will not affect the outcome of Proposal 1 as long as a nominee receives at least one vote in favor of the nominee’s election, nor the outcomes of Proposals 2, 3 or 4, because these proposals require the affirmative vote of a majority in voting power of the shares present in person or by proxy and entitled to vote at the Annual Meeting and on these proposals and broker non-votes will not be deemed “entitled to vote on the proposal” and therefore broker non-votes are not counted in the vote for these proposals.
Shares Not Present in Person or by Proxy at the Annual Meeting.  Shares not present in person or by proxy at the Annual Meeting will not be counted for purposes of determining a quorum at the Annual Meeting.
Expenses of Proxy Solicitation
Officers, directors and regular employees of Autobytel may solicit proxies in person or by regular mail, electronic mail, facsimile transmission or personal calls.  These persons will receive no additional compensation for solicitation of proxies, but may be reimbursed for reasonable out-of-pocket expenses.  In addition, Autobytel has retained MacKenzie Partners, Inc. to act as a proxy solicitor in conjunction with the Annual Meeting.  The estimated fees and costs for those proxy solicitation services are $6.500 plus reasonable disbursements.
Autobytel will pay all of the expenses of soliciting proxies to be voted at the Annual Meeting.  Banks, brokerage firms and other custodians, nominees or fiduciaries will be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies.  They will be reimbursed for their reasonable out-of-pocket expenses incurred in that regard.
Voting of Proxies
Shares may be voted by completing, dating and signing the accompanying proxy card and promptly returning it in the enclosed envelope.
 All properly signed proxies received prior to the vote at the Annual Meeting and that are not properly revoked will be voted at the Annual Meeting according to the instructions indicated on the proxies or, if no direction is indicated, such proxies will be voted FOR the nominees for Class I Directors (Proposal 1); FOR Proposal 2 (2014 Equity Incentive Plan Proposal); FOR Proposal 3 (Tax Benefit Preservation Plan Proposal); and FOR Proposal 4 (Accounting Firm Ratification Proposal). The Board does not know of any matter to be presented for action at the Annual Meeting.  If any other matters are properly brought before the Annual Meeting, the persons named in the proxies will have discretion to vote on those matters in accordance with their best judgment.
Stockholders may provide voting instructions for voting of their proxies using the Internet at www.proxyvote.com or by calling 1.800.690.6903. Providing voting instructions using the Internet or by calling requires stockholders to input the Control Number located on their proxy cards. The cutoff time for providing voting instructions via the Internet or by calling is 11:59 A.M. Eastern time the night before the date of the Annual Meeting (“Voting Instructions Cutoff Time”).

Revocability of Proxy
If you are the holder of record for your shares, you may revoke your proxy at any time before it is exercised at the Annual Meeting by taking either of the following actions:  (i) delivering to the Company's Secretary a revocation of the proxy or a proxy relating to the same shares and bearing a later date prior to the vote at the Annual Meeting; or (ii) attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, by itself, revoke a proxy. Stockholders may also revoke a prior proxy by providing later voting instructions for voting of a later proxy prior to the Voting Instructions Cutoff Time.
Recommendation of the Board of Directors
The Board of Directors of Autobytel recommends that Autobytel stockholders vote FOR the election of Mr. Coats and Mr. Stibel as Class I Directors (Proposal 1), FOR Proposal 2 (2014 Equity Incentive Plan Proposal), FOR Proposal 3 (Tax Benefit Preservation Plan Proposal) and FOR Proposal 4 (Accounting Firm Ratification Proposal).
TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.  PRIOR TO THE ANNUAL MEETING, STOCKHOLDERS MAY ALSO PROVIDE VOTING INSTRUCTIONS USING THE INTERNET AT WWW.PROXYVOTE.COM OR BY CALLING 1 (800) 690-6903 AS DESCRIBED IN THIS PROXY STATEMENT AND ACCOMPANYING PROXY CARD.
A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 accompanies this Proxy Statement.  If requested, Autobytel will furnish you with a copy of any exhibit listed on the exhibit index to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 upon payment of a reasonable copy fee.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 19, 2014:  Copies of this Proxy Statement, the form of Proxy and the Company’s Annual Report on Form 10-K are available online at http://www.materials.proxyvote.com/05275N .  Stockholders wishing to attend the Annual Meeting may obtain directions by calling the Company at 949.862.1391.

PROPOSAL 1
NOMINATION AND ELECTION OF DIRECTORS
Nominees for Class I Directors
Mr. Jeffrey H. Coats and Mr. Jeffrey M. Stibel are the Board’s nominees for election as Class I Directors at the Annual Meeting.  The Board made these nominations at the recommendation of the Board of Director’s Corporate Governance and Nominations Committee.  A Class I Director will hold office until the 2017 Annual Meeting of Stockholders and until that director’s successor is duly qualified and elected.
Jeffrey H. Coats.  Mr. Coats has served as a director of Autobytel since August 1996 and was appointed as the Company’s President and Chief Executive Officer on December 11, 2008.  Since August 2001, Mr. Coats has also been Managing Director of Maverick Associates LLC, a financial consulting and investment company.  From July 1999 to July 2001, Mr. Coats was a Founder and Managing Director of TH Lee Global Internet Managers, L.P., a fund manager focused on making equity investments in e-commerce and Internet-related companies globally.  Mr. Coats remains a limited partner of the fund.  Mr. Coats served as Managing Director of GE Equity, Inc., a wholly-owned subsidiary of General Electric Capital Corporation, from April 1996 to July 1999.  Mr. Coats has also held positions as a partner of Southgate Alternative Investments, Inc. beginning in November 2007, Executive Chairman of Mikronite Technologies Group Inc., an industrial technology company, beginning in March 2007, and as a director of that company beginning in February 2002.  Both Southgate Alternative Investments and Mikronite are currently inactive.  Mr. Coats holds a B.B.A. Degree in Finance from the University of Georgia and a M.B.A. in International Management from the American Graduate School of International Management.  Mr. Coats’ experience in venture and private equity, banking, executive management and capital markets led the Board to conclude that Mr. Coats should serve as one of the Company’s directors.
Jeffrey M. Stibel.  Mr. Stibel has served as a director of Autobytel since December 2006.  Since August 2010, Mr. Stibel has been the Chairman and Chief Executive Officer of Dun & Bradstreet Credibility Corp.  From August 2005 to September 2009, Mr. Stibel was first President and Chief Executive Officer of Web.com, Inc., a leading provider of online marketing services for small businesses, and then President and a member of the Board of Directors of Web.com Group, Inc., a successor company to Web.com, Inc.  Mr. Stibel serves on the Board of Brown University's Entrepreneurship Program, University of Southern California’s Innovation Institute and Tufts University’s Center for Leadership.  Mr. Stibel received a Bachelor’s Degree from Tufts University, a Master’s Degree from Brown University and studied for a Ph.D. at Brown University, where he was a Brain and Behavior Fellow.  Mr. Stibel’s experience as an executive officer of various online marketing and technology companies led the Board to conclude that Mr. Stibel should serve as one of the Company's directors.
Voting for Election of Class I Directors
The persons named in the enclosed proxy card will vote FOR the election of Jeffrey H. Coats and Jeffrey M. Stibel as Class I Directors unless instructed otherwise in the proxy.  Because no other nominees have been properly and timely nominated in accordance with the Company’s Bylaws, Mr. Coats and Mr. Stibel will each be elected as Class I Directors as long as they receive at least one vote for their respective election.  Holders of Common Stock are not entitled to cumulate their votes in the election of directors.  Although Mr. Coats and Mr. Stibel have each consented to serve as director if elected, and the Board has no reason to believe that either of them will be unable to serve as a director, if Mr. Coats or Mr. Stibel withdraws such nominee's nomination or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board.  Abstentions and “broker non-votes” will not have any effect on the outcome of the voting for the election of Class I Directors as long as a nominee receives at least one vote in favor of the nominee’s election.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF MR. COATS AND MR. STIBEL.

PROPOSAL 2
APPROVAL OF AUTOBYTEL INC.
 2014 EQUITY INCENTIVE PLAN
Background and Reasons for Proposal
On April 14, 2014, upon recommendation of the Compensation Committee of the Board (“Compensation Committee”), the Board approved the adoption of the 2014 Equity Incentive Plan (“2014 Plan”) to, among other things, increase the number of shares of the Company’s Common Stock available for award grants, such that the total number of shares available for awards will be 1,500,000 shares, less award grants made after December 31, 2013 (counted at the fungible ratio described below).  At the Annual Meeting, the stockholders will be asked to approve the 2014 Plan.  The Board recommends stockholder approval of the 2014 Plan because it believes that equity-based compensation:
•	Links the interests of the Company’s employees and other plan participants with the long-term interests of the Company’s stockholders,
•	Supports a pay-for-performance culture within the Company,
•	Fosters employee stock ownership,
•	Focuses the management team on increasing value for the stockholders,
•	Encourages employees to remain in the Company’s employ, and
•	Provides a long-term balance to the Company’s overall compensation program.
As of December 31, 2013, a total of 388,971 shares of the Company’s Common Stock remained available for future awards under the Company’s 2010 Equity Incentive Plan (“2010 Plan”).  If the Company's stockholders do not approve the 2014 Plan, the 2010 Plan, which was previously approved by the Company’s stockholders, will continue in full force and effect.  However, the Board expects that all, or nearly all, of the shares available for award grants under the 2010 Plan will have been used up by the Annual Meeting.  Consequently, the Board will be required to alter substantially the Company’s compensation program, which includes equity as well as cash compensation, if the stockholders do not approve the 2014 Plan at the Annual Meeting.  The Board believes that approval of the 2014 Plan is important for the Company to continue to recruit and retain talented directors, officers, employees, consultants and advisors.  If the 2014 Plan is approved by the stockholders at the Annual Meeting, no new awards will be made from the 2010 Plan after that approval.  All future grants under the 2014 Plan are subject to Compensation Committee approval and discretion and are unknown at this time.
As used in this Proposal 2, “Prior Plans” means, collectively, the Company’s 1996 Stock Incentive Plan, 1998 Stock Option Plan, 1999 Stock Option Plan, 2000 Stock Option Plan, Amended and Restated 2001 Restricted Stock and Option Plan, 2004 Restricted Stock and Option Plan and 2010 Plan.
Rate of Equity Use for Compensation and Overhang From Equity Compensation Awards
The Company calculates its annual rate of equity use for compensation, or “burn rate,” by dividing the number of shares underlying award grants during the year by the weighted average number of shares of Common Stock outstanding for the year. For the three years ended December 31, 2013, the Company’s average burn rate was 4.12%.  The Company did not make any full-value share award grants outstanding under the 2010 Plan during the three-year period, and therefore no multiplier was used in calculating the Company’s three-year average burn rate.  The Company’s future burn rate will depend on, and be influenced by, a number of factors, such as the number of persons eligible to receive awards and the mix of equity award types.
The Company calculates “overhang,” which is a measure of potential dilution from equity awards for compensation, by dividing the sum of: (i) the number of shares underlying outstanding equity award grants; and (ii) the number of shares available for award grants under the 2010 Plan by the sum of:  (i) the number of outstanding shares of the Company’s Common Stock; (ii) the number of shares underlying outstanding equity award grants; and (iii) the number of shares available for award grants under the 2010 Plan, in each case as of a specified date.  As of December 31, 2013, the Company’s overhang was approximately 18.5%.
Other companies may use different methodologies to calculate their burn rates and overhang, and therefore, the Company’s burn rate and overhang may not be comparable to similarly titled measures used by other companies or proxy advisory firms.

The total number of shares of Common Stock subject to equity awards (all of which were stock options) granted over the last three calendar years and during 2014 through and including April 1, 2014 (“Selected Reporting Date”) is as follows (which include inducement options granted to newly-hired officers of the Company in 2013 and 2014):

•	498,342 shares in 2011;
•	330,099 shares in 2012;
•	289,258 shares in 2013; and
•	441,750 shares in 2014 through and including the Selected Reporting Date.
At December 31, 2013, 1,631,803 shares of Common Stock were underlying outstanding options (including outstanding inducement options and all options outstanding under all Prior Plans) with a weighted average exercise price of $5.59 and weighted average remaining contractual term of 4.9 years.
The Board believes that it is in the best interests of the Company and its stockholders to provide for an equity incentive plan under which compensation awards made to the Company’s executive officers are eligible to qualify for deductibility by the Company for federal income tax purposes.  As discussed below under “Federal Income Tax Consequences–Company Tax Deduction,” the 2014 Plan is designed to permit the grant of awards that are intended to qualify as “performance-based compensation” not subject to the $1,000,000 deductibility cap under Section 162(m) of the Internal Revenue Code of 1986, as amended (“IRC”).
The following description of the 2014 Plan in this Proxy Statement is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the 2014 Plan, which is attached to this Proxy Statement as Appendix A.
Summary of the 2014 Plan
Purpose of the 2014 Plan.  The purpose of the 2014 Plan is to assist Autobytel and its subsidiaries in attracting and retaining individuals who, serving as employees, directors, officers, consultants and/or advisors, are expected to contribute to its success and to achieve long-term objectives that will benefit its stockholders through the additional incentives inherent in the awards under the 2014 Plan.
Shares Available.  The total number of shares of Common Stock that may be issued under the 2014 Plan (subject to the adjustment provisions described under “Adjustments upon Changes in Capitalization or Changes in Control” below) is 1,500,000 shares, less one (1) share for every one (1) share that was subject to an option or stock appreciation right (“SAR”) granted under the 2010 Plan after December 31, 2013 and one and eight-tenths (1.8) shares for every one (1) share that was subject to an award other than an option or SAR granted under the 2010 Plan after December 31, 2013.  Any shares that are subject to options or SARs under the 2014 Plan must be counted against this limit as one (1) share for every one (1) share granted, and any shares that are subject to awards other than options or SARs granted under the 2014 Plan must be counted against this limit as one and eight-tenths (1.8) shares for every one (1) share granted.
If any shares subject to an award under the 2014 Plan are forfeited, an award expires or an award is settled for cash (in whole or in part), or after December 31, 2013 any shares subject to an award under the Prior Plans are forfeited, or an award under the Prior Plans expires or is settled for cash (in whole or in part), the shares subject to such award or award under the Prior Plans will, to the extent of such forfeiture, expiration or cash settlement, again be available for awards under the 2014 Plan.  In the event that withholding tax liabilities arising from an award other than an option or SAR or, after December 31, 2013, an award other than an option or SAR under any Prior Plan are satisfied by the tendering of shares (either actually or by attestation) or by the withholding of shares by the Company, the shares so tendered or withheld shall be added to the shares available for awards under the 2014 Plan.  The following shares may not be added to the shares authorized for grant:  (i) shares tendered by the participant or withheld by the Company in payment of the purchase price of an option under the 2014 Plan or after December 31, 2013, an option granted under the Prior Plans, or to satisfy any tax withholding obligation with respect to options or SARs under the 2014 Plan or, after December 31, 2013, options or SARs under the Prior Plans; (ii) shares subject to an SAR under the 2014 Plan, or after December 31, 2013, an SAR granted under the Prior Plans that are not issued in connection with its stock settlement on exercise thereof; and (iii) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options under the 2014 Plan or after December 31, 2013, options granted under the Prior Plans.
Any shares that again become available for grant pursuant to the paragraph above must be added back as (i) one share if such shares were subject to options or SARs granted under the 2014 Plan or options or SARs granted under the Prior Plans, and (ii) as 1.8 shares if such shares were subject to awards other than options or SARs granted under the 2014 Plan or awards other than options or SARs granted under the Prior Plans.

Shares of Common Stock under awards made in substitution or exchange for awards granted by a company acquired by the Company or a subsidiary, or with which the Company or any subsidiary combine(s), do not reduce the maximum number of shares that may be issued under the 2014 Plan.  In addition, if a company acquired by the Company or a subsidiary, or with which the Company or any subsidiary combine(s), has shares remaining available under a plan approved by its stockholders, the available shares (adjusted to reflect the exchange or valuation ratio in the acquisition or combination) may be used for awards under the 2014 Plan and will not reduce the maximum number of shares of Common Stock that may be issued under the 2014 Plan; provided, however, that awards using such available shares may not be made after the date awards or grants could have been made under the pre-existing plan, absent the acquisition or combination, and may only be made to individuals who were not employees or directors of Autobytel or its subsidiaries prior to the acquisition or combination.
The maximum number of shares of Common Stock that may be issued under the 2014 Plan pursuant to the exercise of incentive stock options is 1,500,000 shares, subject to the adjustment provisions described under “Adjustments Upon Changes in Capitalization or Changes in Control” below and the reduction described above for awards granted under the 2010 Plan after December 31, 2013.
Limitation on Awards to Non-Employee Directors.  The 2014 Plan provides that the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all awards granted to any non-employee director during any single calendar year may not exceed $400,000, provided in the first year that a person becomes a director, the limit is $500,000.
Eligibility.  Options, SARs, restricted stock awards, restricted stock unit awards and performance awards may be granted under the 2014 Plan.  Options may be either “incentive stock options,” as defined in Section 422 of the IRC, or nonstatutory stock options.  Awards may be granted under the 2014 Plan to any employee or officer of Autobytel or its subsidiaries, non-employee member of the Board and consultant or advisor (subject to meeting conditions specified in the 2014 Plan) who is a natural person and provides services to the Company or a subsidiary, except for incentive stock options which may be granted only to the Company's employees or employees of a subsidiary.
Awards to be Granted to Certain Individuals and Groups.  As of the Selected Reporting Date, approximately 160 employees and non-employee directors were eligible to participate in the 2014 Plan.  The Compensation Committee, in its discretion, selects the persons to whom awards may be granted, determines the type of awards, determines the times at which awards will be made, determines the number of shares subject to each award (or the dollar value of certain performance awards), and determines the other terms and conditions relating to the awards.  For this reason, it is not possible to determine the benefits or amounts that will be received by any particular person in the future.
Limits on Awards to Participants.  The 2014 Plan provides that no participant may, in any 12-month period (i) be awarded options or SARs to purchase more than 400,000 shares of Common Stock or (ii) may be granted restricted stock awards, restricted stock unit awards, performance awards or other share-based awards that are intended to be ”performance-based compensation” under Section 162(m) of the IRC with respect to more than 400,000 shares.  Shares subject to a cancelled award continue to count against the applicable limit.  The maximum dollar value that may be paid to any participant for each 12-month period in any performance period with respect to performance-based awards that are intended to comply with the qualified “performance-based compensation” exception under Section 162(m) of the IRC and are denominated in cash is $2,500,000.  The dollar value of a cancelled award will continue to count against the $2,500,000 limit.
Administration.  The 2014 Plan will be administered by the Compensation Committee (or a subcommittee) which must consist of at least two members of the Board, each of whom must qualify as a “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (“Securities Exchange Act”), an “outside director” under Section 162(m) of the IRC and an “independent director” under the rules of the principal securities exchange on which the Common Stock is traded.  The Compensation Committee has the authority to determine the terms and conditions of awards, interpret and administer the 2014 Plan.  The Compensation Committee may (i) delegate to a committee of one or more directors the right to make awards, cancel or suspend awards and otherwise take action on its behalf under the 2014 Plan, and (ii) to the extent permitted by law, delegate to an executive officer or a committee of executive officers the right to designate officers (other than those officers subject to Section 16 of the Securities Exchange Act) and employees of the Company or any subsidiary to be recipients of stock options and determine the number of stock options to be received by those officers and employees; provided that any resolution of the Compensation Committee must specify the total number of stock options such officer(s) may so award, and the Compensation Committee may not authorize an officer to designate himself or herself as a recipient of a stock option.
Stock Options.  The Compensation Committee may grant either non-qualified stock options or incentive stock options.  A stock option entitles the recipient to purchase a specified number of shares of Common Stock at a fixed price subject to terms and conditions set by the Compensation Committee. The purchase price of shares of Common Stock covered by a stock option cannot be less than 100% of the fair market value of the Common Stock on the date the option is granted.

However, the exercise price of an incentive stock option granted to any person, who at the time of grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any parent or subsidiary of the Company (a “10% Stockholder”), must be at least 110% of the fair market value of the Common Stock on the date of grant.  Fair market value of the Common Stock is generally equal to the closing price for the Common Stock on the principal securities exchange on which the Common Stock is traded on the date the option is granted (or if there was no closing price on that date, on the last preceding date on which a closing price was reported).
The aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to incentive stock options granted under the 2014 Plan that are exercisable for the first time by a participant during any calendar year (under all of the plans of the Company or parent or subsidiary) may not exceed $100,000. Any portion of an incentive stock option that exceeds the $100,000 limitation will be treated as a non-qualified stock option.
The 2014 Plan permits payment of the purchase price of stock options to be made by cash or cash equivalents, shares of Common Stock previously acquired by the participant, any other form of consideration approved by the Compensation Committee and permitted by applicable law (including withholding of shares of Common Stock that would otherwise be issued on exercise), or any combination thereof.  Options granted under the 2014 Plan must expire no later than seven years from the date of grant; however, incentive stock options granted to a 10% Stockholder must expire no later than five years from the date of grant.
Stock Appreciation Rights.  The Compensation Committee is authorized to grant SARs in conjunction with a stock option or other award granted under the 2014 Plan and to grant SARs separately.  The grant price of a SAR may not be less than 100% of the fair market value of a share of Common Stock on the date the SAR is granted.  The term of a SAR may be no more than seven years from the date of grant.
Upon exercise of a SAR, the participant will have the right to receive the excess of the fair market value of the shares covered by the SAR on the date of exercise over the grant price.  Payment may be made in cash, shares of Common Stock or other property, or any combination thereof, as the Compensation Committee may determine.  Shares issued upon the exercise of SARs are valued at their fair market value as of the date of exercise.
Restricted Stock Awards.  Restricted stock awards may be issued either alone or in addition to other awards granted under the 2014 Plan, and are also available as a form of payment of performance awards and other earned cash-based incentive compensation.  The Compensation Committee determines the terms and conditions of restricted stock awards, including the number of shares of Common Stock granted, and any conditions for vesting that must be satisfied, which typically will be based principally or solely on continued provision of services, but may include a performance-based component.  Unless otherwise provided in, and subject to the execution of, the award agreement, the holder of a restricted stock award will have the rights of a stockholder from the date of grant of the award, including the right to vote the shares of Common Stock and the right to receive distributions on the shares.  Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award.
Restricted Stock Unit Awards.  Awards of restricted stock units having a value equal to an identical number of shares of Common Stock may be granted either alone or in addition to other awards granted under the 2014 Plan, and are also available as a form of payment of performance awards granted under the 2014 Plan and other earned cash-based incentive compensation.  The Compensation Committee determines the terms and conditions of restricted stock units.  The holder of a restricted stock unit award will not have voting rights with respect to the award.  Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award.
Other Share-Based Awards.  The 2014 Plan also provides for the award of shares of Common Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Common Stock or other property (“Other Share-Based Awards”).  These awards may be granted above or in addition to other awards under the 2014 Plan.  Other Share-Based Awards may be paid in cash, shares of Common Stock or other property, or a combination thereof, as determined by the Compensation Committee.  The Compensation Committee determines the terms and conditions of Other Share-Based Awards.
Performance Awards.  Performance awards provide participants with the opportunity to receive shares of Common Stock, cash or other property based on performance and other vesting conditions.  Performance awards may be granted from time to time and on such terms and conditions as determined at the discretion of the Compensation Committee. Subject to the share limit and maximum dollar value set forth above, the Compensation Committee has the discretion to determine (i) the number of shares of Common Stock under, or the dollar value of, a performance award; and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance goals.  The performance period for performance awards may not be longer than five years.

Performance Criteria.  If the Compensation Committee determines that a restricted stock award, restricted stock unit, performance award or Other Share-Based Award is to be subject to the Section 162(m) provisions of the 2014 Plan, then the lapsing of restrictions and the distribution of cash, shares or other property must be subject to the attainment of one or more of the following performance goals established by the Compensation Committee:  net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the shares or any other publicly-traded securities of the Company; market share; gross profits; earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; market share; customer satisfaction; customer growth; employee satisfaction; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); lead supply or other supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; financial ratios (including those measuring liquidity, activity, profitability or leverage); cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities); factoring transactions; sales or licenses of the Company’s assets (including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures; factoring transactions; and recruiting and maintaining personnel.  These performance goals also may be based solely by reference to the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies.  The Compensation Committee may also exclude under the terms of the performance awards the impact of an event or occurrence which the Compensation Committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges, (ii) an event either not directly related to the Company’s operations or not within the reasonable control of its management, or (iii) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.
Adjustments to Awards Subject to Performance Criteria.  The Compensation Committee may make downward, but not upward, adjustments with respect to any amount payable pursuant to any restricted stock award, restricted stock unit award, performance award or other share-based payment award that is subject to performance criteria.  The Compensation Committee may not waive achievement of performance goals except in the case of death, disability or a change in control of the Company.
Dividends; Dividend Equivalents.  Awards other than options and SARs may, if determined by the Compensation Committee, provide that the participant will be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends declared with respect to shares of Common Stock covered by an award.  The Compensation Committee may provide that these amounts will be deemed to have been reinvested in additional shares of Common Stock or otherwise and that they are subject to the same vesting or performance conditions as the underlying award.  Any dividends or dividend equivalents provided with respect to performance awards or restricted stock, restricted stock units or Other Share-Based Awards that are subject to the attainment of specified performance goals will be subject to the same restrictions and risk of forfeiture as the underlying awards.
No Repricing.  The 2014 Plan prohibits option and SAR repricings (other than to reflect stock splits, spin-offs or other corporate events described under “Adjustments upon Changes in Capitalization or Changes in Control” below) unless stockholder approval is obtained.  For purposes of the 2014 Plan, a “repricing” means a reduction in the exercise price of an option or the grant price of a SAR, the cancellation of an option or SAR in exchange for cash or another award (except in connection with a change in control or for awards granted in assumption of or in substitution for awards previously granted by a company acquired by the Company or with which it combines) under the 2014 Plan if the exercise price or grant price of the option or SAR is greater than the fair market value of the Common Stock, or any other action with respect to an option or SAR that would be treated as a repricing under the rules of the principal U.S. securities exchange on which the Common Stock is traded.
Nontransferability of Awards.  In general, no award and no shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such award may be exercised during the life of the participant only by the participant or the participant’s guardian, members of a committee for incompetent former employees or similar persons duly authorized by law to administer the estate or assets of former employees.  To the extent and under such terms and conditions as determined by the Compensation Committee and except for incentive stock options, options may be exercised and the shares acquired on exercise may be resold by a participant’s family member who has acquired the options from the participant through a gift or a domestic relations order (a “Permitted Assignee”).  A “family member” includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the participant) control the management of assets, and any other entity in which these persons (or the participant) own more than fifty percent of the voting interests; provided that such Permitted Assignee will be bound by and subject to all of the terms and conditions of the 2014 Plan and the award agreement relating to the transferred award and must execute an agreement satisfactory to the Company evidencing those obligations; and provided further that the participant remains bound by the terms and conditions of the 2014 Plan.  Options transferred for value may not be exercised.  A transfer for value does not include:  (i) a transfer under a domestic relations order in settlement of marital property rights; or (ii) a transfer to an entity in which more than fifty percent of the voting interests are owned by the family members (or the participant) in exchange for an interest in that entity.  An incentive stock option is not transferable (other than by will or by the laws of descent and distribution) by the participant and is exercisable, during the lifetime of the participant, only by the participant.
Adjustments upon Changes in Capitalization or Changes in Control.  In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in the Company’s corporate structure affecting its Common Stock or the value thereof, appropriate adjustments to the 2014 Plan and awards will be made as the Compensation Committee determines to be equitable and appropriate, including adjustments in the number and class of shares of stock subject to the 2014 Plan, the number, class and option or exercise price of shares subject to awards outstanding under the 2014 Plan, and the limits on the number of awards that any person may receive.
Under the 2014 Plan, award agreements may provide that (i) options and SARs outstanding as of the date of the change in control (as defined in the 2014 Plan attached hereto) will be cancelled and terminated without payment therefor if the fair market value (as defined in the 2014 Plan) of one share of the Company’s Common Stock as of the date of the change in control is less than the per share option exercise price or SAR grant price, and (ii) all performance awards will be considered to be earned and payable (either in full or pro rata based on the portion of the performance period completed as of the date of the change in control), and any limitations or other restrictions will lapse, and performance awards will be immediately settled or distributed.  In addition, unless otherwise provided in an award agreement, in the event of a change in control of the Company in which the successor company assumes or substitutes for an option, SAR, restricted stock award, restricted stock unit award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and continues the award), if a participant’s employment with the successor company (or the Company) or a subsidiary thereof, terminates within 24 months following such change in control (or such other period set forth in the award agreement, including prior thereto, if applicable) and under the circumstances specified in the award agreement:
•
Options and SARs outstanding as of the date of such termination of employment will immediately vest, become fully exercisable and may thereafter be exercised for 24 months (or the period of time set forth in the award agreement), but in no event later than the earlier of (i) the latest date on which the option or SAR would have expired by its original terms or (ii) the date that is seven (7) years after the original date of grant of the option or SAR,

•
The restrictions, limitations and other conditions applicable to restricted stock and restricted stock units outstanding as of the date of such termination of employment will lapse, and the restricted stock and restricted stock units will become free of all restrictions, limitations and conditions and become fully vested, and

•
The restrictions, limitations and other conditions applicable to any Other Share-Based Awards or any other awards will lapse, and such Other Share-Based Awards or such other awards will become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

Unless otherwise provided in an award agreement, in the event of a change in control of the Company to the extent the successor company does not assume or substitute for an option, SAR, restricted stock award, restricted stock unit award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and does not continue the award), then immediately prior to the change in control:
•	Those options and SARs outstanding as of the date of the change in control that are not assumed or substituted for (or continued) will immediately vest and become fully exercisable,

•
Restrictions, limitations and other conditions applicable to restricted stock and restricted stock units that are not assumed or substituted for (or continued) will lapse, and the restricted stock and restricted stock units will become free of all restrictions, limitations and conditions and become fully vested, and

•
The restrictions, other limitations and other conditions applicable to any Other Share-Based Awards or any other awards that are not assumed or substituted for (or continued) will lapse, and such Other Share-Based Awards or such other awards will become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

The Compensation Committee, in its discretion, may determine that, upon the occurrence of a change in control of the Company, each option and SAR outstanding will terminate within a specified number of days after notice to the participant, and/or that each participant will receive, with respect to each share subject to such option or SAR, an amount equal to the excess of the fair market value of such share immediately prior to the occurrence of such change in control over the exercise price per share of such option and/or SAR; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Compensation Committee, in its discretion, may determine.
Termination of Employment.  The Compensation Committee will determine and set forth in the award agreement whether any awards will continue to be exercisable, and the terms of exercise, on and after the date the participant ceases to be employed by, or to otherwise provide services to, the Company, whether by reason of death, disability, voluntary or involuntary termination of employment or service, or otherwise.
Amendment and Termination.  The 2014 Plan may be amended or terminated by the Board except that stockholder approval is required for any amendment to the 2014 Plan which increases the number of shares of Common Stock available for awards under the 2014 Plan (except for adjustments described under “Adjustments Upon Changes of Capitalization or Changes in Control” above), expands the types of awards available under the 2014 Plan, changes the class of persons eligible to receive incentive stock options, materially expands the class of persons eligible to participate in the 2014 Plan, eliminates the requirements of the 2014 Plan with respect to minimum exercise price, minimum grant price and stockholder approval, increases the maximum permissible term of any option or SAR specified in the 2014 Plan or increases the limitations described under “Limits on Awards to Participants” above.  No amendment or termination of the 2014 Plan may materially impair a participant’s rights under an award previously granted under the 2014 Plan without the consent of the participant.
The 2014 Plan will expire on the tenth anniversary of the date of its approval by stockholders, except with respect to awards then outstanding, and no further awards may be granted thereafter.
Federal Income Tax Consequences
The following discussion summarizes certain federal income tax considerations of awards under the 2014 Plan; however, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.  Tax consequences may vary depending on particular circumstances, and the federal income tax laws are subject to change, sometimes with retroactive effect.  Participants in the 2014 Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes.
Stock Options.  A participant does not realize ordinary income on the grant of a stock option.  Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of Common Stock on the exercise date over the option exercise price paid.  The cost basis of the shares acquired for capital gain purposes on the future sale of the shares is the fair market value of the shares at the time of exercise, and the holding period of the shares for capital gain purposes begins on the date on which the option is exercised and not the date on which the option was granted.  Upon exercise of an incentive stock option, the excess of the fair market value of the shares of Common Stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise.  If no disposition of the shares is made within two years from the date of grant of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income for regular income tax purposes as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain purposes is the option exercise price paid; and any gain or loss realized on the sale of the shares is long-term capital gain or loss.  If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income for regular income tax purposes at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less so long as certain conditions are satisfied) over the option exercise price paid.  Any gain in excess of that amount will be treated as a capital gain.  A capital gain will be long-term if the participant’s holding period for the shares is more than 12 months.  For capital gain purposes on such a disposition, the tax basis of the shares will be equal to the exercise price paid, plus the amount of ordinary income recognized by the participant as a result of such disposition.  Special rules may apply with respect to certain tax basis adjustments for purposes of computing a participant’s alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.
Stock Appreciation Rights.  No ordinary income will be realized by a participant in connection with the grant of a SAR.  When the SAR is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of Common Stock or other property received upon the exercise.
Restricted Stock, Performance and Restricted Stock Unit Awards.  The participant will not realize ordinary income on the grant of an unvested restricted stock award (or an unvested performance award if the shares of Common Stock are issued on grant), but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares.  The participant may, however, elect under Section 83(b) of the IRC to include as ordinary income in the year unvested shares are granted, an amount equal to the excess of (i) the fair market value of unvested shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares.  If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested.  However, if the participant subsequently fails to vest in such shares, the participant will not be entitled to a tax deduction for the amount of income previously recognized by the participant as a result of filing the Section 83(b) election.  The Section 83(b) election must be filed by the participant with the Internal Revenue Service within 30 days after the date on which the unvested shares are issued to the participant.
The participant will not realize ordinary income on the grant of a restricted stock unit award (or a performance award under which shares of Common Stock are not issued on grant), but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested.  The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award.  Under federal income tax laws, a participant is not entitled to file a Section 83(b) election upon the grant of a restricted stock unit.
Upon disposition of shares of Common Stock acquired under a restricted stock award, performance award or restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon vesting of the shares.  The participant’s holding period in shares issued pursuant to a restricted stock unit award begins on the date the shares are actually issued to the participant.  The participant’s holding period for capital gain purposes in shares subject to a restricted stock award will generally begin on the vesting date of the shares.  However, if the participant files a Section 83(b) election with respect to unvested shares subject to a restricted stock award, the participant’s holding period will begin on the date the shares are issued.
Tax Withholding.  Any ordinary income that is recognized by an employee on the vesting, exercise or issuance of any award under the 2014 Plan or as a result of a Section 83(b) election filed by the employee is subject to withholding of income and employment taxes.
Company Tax Deduction.  The Company generally will be entitled to a tax deduction in connection with an award under the 2014 Plan, subject to the provisions of Section 162(m) of the IRC, in an amount equal to the ordinary income realized by a participant and at the time the participant realizes such income (for example, on the exercise of a nonqualified stock option or vesting of a restricted stock award).  However, the Company will not be entitled to a deduction for any income recognized by a participant for alternative minimum taxable income purposes on the exercise of an incentive stock option.  Section 162(m) of the IRC may limit the deductibility of compensation paid to the Company’s Chief Executive Officer and to each of the next three most highly-compensated executive officers other than the Chief Financial Officer.  Under Section 162(m), the annual compensation paid to any of these executives will be deductible to the extent that it does not exceed $1,000,000 or if the compensation qualifies as “performance-based compensation” under Section 162(m) of the IRC.  Compensation attributable to stock options and SARs under the 2014 Plan should qualify as performance-based compensation if (i) the 2014 Plan contains a per-employee limitation on the number of shares for which options or SARs may be granted during a specified period; (ii) the per-employee limitation is approved by the Company’s stockholders; (iii) the options or SARs are granted by the Compensation Committee comprised solely of outside directors (as defined in Section 162(m) of the IRC); and (iv) the exercise price of the option or right is not less than the fair market value of the stock on the date of grant.  Compensation attributable to restricted stock awards, restricted stock unit awards and performance awards should qualify as performance-based compensation if (i) the compensation is approved by the Compensation Committee, comprised solely of outside directors, (ii) the compensation is paid only upon the achievement of an objective performance goal established in writing by the Compensation Committee while the outcome is substantially uncertain, (iii) the 2014 Plan contains a per-employee limitation on the number of shares that can be granted during a specified period pursuant to restricted stock awards, restricted stock unit awards and performance awards, (iv) the 2014 Plan sets forth the maximum amount of cash that may be paid to any employee pursuant to a performance award during a specified period, (v) the material terms of the performance goal under which the compensation is to be paid must be disclosed to and approved by the Company’s stockholders before the compensation is paid and (vi) the Compensation Committee certifies in writing prior to the payment of the compensation that the performance goal has been satisfied.

Approval by the stockholders of Proposal 2 is intended to constitute approval of the material terms of the performance goals described above for purposes of Section 162(m) of the IRC.  The 2014 Plan provides for an annual per employee limitation as required under Section 162(m) of the IRC and the Compensation Committee is comprised solely of outside directors.  Accordingly, options or SARs granted by the Compensation Committee under the 2014 Plan should qualify as performance-based compensation, and the other awards subject to performance goals may also qualify.  However, the Board has not adopted a policy that all compensation must be tax deductible or be intended to qualify as performance-based compensation.
Section 409A of the IRC.  If the settlement of, or issuance of shares with respect to, a restricted stock unit, performance award or other award is deferred following the vesting of such restricted stock unit or award, such unit or award may be subject to IRC Section 409A.  Section 409A of the IRC imposes certain restrictions on the timing and form of payment of deferred compensation.

Section 280G of the IRC.  For certain persons, if a change in control (as defined in the IRC) of the Company causes an award to vest or become newly payable, or if the award was granted within one year of a change in control and the value of such award or vesting or payment, when combined with all other payments in the nature of compensation contingent on such change in control, equals or exceeds the dollar limit provided in Section 280G of the IRC (generally, this dollar limit is equal to three times the five-year historical average of the individual’s annual compensation received from the Company), then the entire amount exceeding the individual’s average annual compensation will be considered an excess parachute payment.  The recipient of an excess parachute payment must pay a 20% excise tax on this excess amount, and the Company cannot deduct the excess amount from its taxable income.

Accounting for Stock-Based Compensation

The Company accounts for its stock-based payments, including stock options and restricted stock, in accordance with the requirements of U.S. GAAP, including Financial Accounting Standard Board’s ASC Topic 718 “Compensation-Stock Compensation” (“FASB ASC Topic 718”).  The Company recognizes share-based compensation based on the fair value of awards, net of estimated forfeitures on a straight line basis over the requisite service periods, which is generally over the award’s respective vesting period, or on an accelerated basis over the estimated performance periods for options with performance conditions.  Restricted stock fair value is measured on the grant date based on the quoted market price of the Company’s Common Stock, and the stock option fair value is estimated on the grant date using the Black-Scholes option pricing model based on the underlying Common Stock closing price as of the date of grant, the expected term, stock price volatility and risk-free interest rates.

Vote Required
The affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting and on the proposal is required to approve the 2014 Plan.
Recommendation of Board of Directors
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE 2014 PLAN.

PROPOSAL 3
APPROVAL OF EXTENSION OF AND AMENDMENTS TO THE AUTOBYTEL INC.
 TAX BENEFIT PRESERVATION PLAN
Background and Reasons for Proposal
The Company has generated substantial net operating loss (“NOL”) carryforwards and other tax attributes for United States federal income tax purposes (“Tax Benefits”) that can generally be used to offset future taxable income and therefore reduce federal income tax obligations.  However, the Company’s ability to use the Tax Benefits will be adversely affected if there is an “ownership change” of the Company as defined under Section 382 (“Section 382”) of the IRC.  In general, a Section 382 ownership change will occur if the Company’s “5 percent shareholders” (as defined under Section 382) collectively increase their ownership in the Company by more than 50% over a rolling three-year period.  As of April 1, 2014, the Company had NOL carryforwards of approximately $167.0 million for federal and state income tax purposes available to offset future taxable income.  Until the NOL carryforwards expire, they can generally be used to reduce any future federal income tax and, as a result, are a very valuable asset to the Company.  The Board believes that it is in the Company’s and its stockholders’ best interests to prevent the imposition of limitations on the use of the Company’s NOL carryforwards.  These NOL carryforwards expire on various dates ranging from 2017 to 2031.
After consultation with its legal, tax and investment banking advisors, effective as of May 26, 2010 (“Plan Adoption Date”), the Company entered into a Tax Benefit Preservation Plan with Computershare Trust Company, N.A., as rights agent (“Rights Plan”).  The Board adopted the Rights Plan with the intent to protect stockholder value by preserving the Company’s Tax Benefits.  At the time the Company adopted the Rights Plan, the Company terminated its existing stockholders rights plan, which plan was not designed to protect the Tax Benefits.  The Rights Plan was subsequently approved by the Company’s stockholders at the 2011 Annual Meeting, but will expire unless it is re-approved by the stockholders at the Annual Meeting.
A period of unusually high trading volume in the Company’s stock in May 2010 prompted the Board’s initial decision to adopt the Rights Plan.  The trading highlighted concerns that an “ownership change,” as defined under Section 382, could occur unless action was taken to protect against such an event.  This concern was also raised by certain significant stockholders of the Company in discussions with the Company’s management. The Rights Plan is intended to protect stockholder value by reducing the risk of a Section 382 ownership change, thereby preserving the Company’s ability to use its NOL carryforwards. The Rights Plan is intended to act as a deterrent to any person or group acquiring 4.90% or more of the Company’s outstanding Common Stock without the approval of the Board.  Although the Rights Plan is intended to reduce the likelihood of an “ownership change” that could adversely affect the Company, the Rights Plan will not prevent all transfers that could result in such an “ownership change.”
The Rights Plan was set to expire on May 26, 2014 unless extended.  The Board has concluded that it is still in the Company’s and its stockholders’ best interests to prevent the imposition of limitations on the use of the Company’s NOL carryforwards and to protect stockholder value by preserving the Company’s Tax Benefits. Even after the initial adoption of the Rights Plan, the trading volume in the Company’s stock has continued to be unusually high on occasion, including, in the first quarter of 2014, trading of over twice the average daily trading volume of 306,000 shares on four occasions. In addition, since May 2010, the closing price of the Company’s stock on the NASDAQ Capital Market has increased from $4.50 as of May 3, 2010 (adjusted for the Company’s 1-for-5 reverse stock split effective July 11, 2012) to a high of $18.63 as of February 20, 2014.  After consultation with its legal, tax and investment banking advisors, on April 14, 2014, the Board approved the extension of the Rights Plan and certain amendments to the extended plan.  The text of the Rights Plan, as amended, is included as Appendix B to this Proxy Statement.  The amendments to the Rights Plan:
●  extend the expiration date of the Rights Plan until the earliest of: (i) the close of business on May 26, 2017, (ii) the time at which the preferred share purchase rights are redeemed or exchanged as provided in the Rights Plan, (iii) the end of the calendar month in which occurs the final adjournment of the Annual Meeting, if stockholder approval of the Rights Plan, as amended, has not been received at such meeting, (iv) the repeal of Section 382 or any successor statute if the Board determines that the Rights Plan is no longer necessary for the preservation of Tax Benefits, (v) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward, or (vi) such time as the Board determines that a limitation on the use of the Tax Benefits under Section 382 would no longer be material to the Company; and
●  in light of the increase in the trading price of the Company’s Common Stock, increase the “Purchase Price” under the Rights Plan from $8.00 to $75.00

The Board is asking stockholders to approve the Rights Plan, as amended by these amendments, at the Annual Meeting.  If the stockholders do not approve the amended Rights Plan at the Annual Meeting, it will terminate at the end of the calendar month in which the final adjournment of the Annual Meeting occurs

Section 382 Ownership Changes
Generally, an “ownership change” can occur through one or more acquisitions of a company’s shares by which one or more stockholders, each of whom owns or is deemed to own directly or indirectly 5% or more in value of the company’s stock, increase their aggregate percentage ownership by more than 50 percentage points over the lowest percentage of stock owned by such stockholder at any time during the preceding rolling three-year period.  Calculating whether an “ownership change” has occurred is complex and subject to inherent uncertainty.  This uncertainty results from the complexity of Section 382 as well as limitations on the knowledge of the ownership of, and transactions in, the securities of any publicly-traded company, including the Company's Common Stock.  The Company has analyzed the ownership information available to it, along with various scenarios of possible future changes of ownership.  In light of this analysis and the Company’s current stock price and daily trading volume, the Company believes that if the Rights Plan is not approved and therefore is terminated, the Company may likely undergo a Section 382 “ownership change.”
If the Company were to experience a Section 382 “ownership change,” the use of its NOLs and credits to offset its taxable income subsequent to the “ownership change” would be materially limited.  The annual limit is subject to substantial limitations and is generally calculated by multiplying (1) the aggregate value of the Company’s outstanding equity, or market capitalization, immediately prior to the “ownership change” (subject to certain reductions) by (2) the federal long-term tax-exempt interest rate in effect for the month of the “ownership change.”  If the Company were to have taxable income in excess of the NOL utilization limitations following a Section 382 “ownership change” it would not be able to offset that excess taxable income with the NOLs.  Although any loss carryforwards not used as a result of any Section 382 limitation would remain available to offset income in future years (again, subject to the Section 382 limitation), an “ownership change” could significantly defer the utilization of the loss carryforwards, accelerate payment of federal income tax and/or cause some of the NOLs to expire unused.  Although the Company cannot accurately predict the potential additional tax liability that may result from a Section 382 “ownership change” and subsequent limitation on its NOLs, the Company believes they could be material to it.  If an “ownership change” were to have occurred at December 31, 2013, the Company would have had an annual limitation of approximately $4,594,974 of NOLs (using the December 2013 applicable interest factor of 3.50% and the Company’s market capitalization of $131.3 million).
Summary Description of the Rights Plan
The following description of terms of the Rights Plan, as amended, does not purport to be complete and is qualified in its entirety by reference to the Rights Plan, which is attached hereto as Appendix B and is incorporated herein by reference.  You are urged to read carefully the Rights Plan in its entirety as the discussion below is only a summary.
Rights.  Pursuant to the Rights Plan, the Board declared a dividend of one preferred share purchase right (each a “Right” and together the “Rights”) for each outstanding share of Common Stock under the terms of the Rights Plan.  The dividend was payable on June 11, 2010 (“Record Date”) to the stockholders of record as of the close of business on that date.  Each Right entitles the registered holder to purchase from the Company one one-hundredth (.01) of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company (“Preferred Stock”) at a price of $75.00 per one one-hundredth (.01) of a share of Preferred Stock (the “Purchase Price”), subject to adjustment or, in circumstances described below, to instead acquire shares of Common Stock.  As a result of the Company’s 1-for-5 reverse stock split effective July 11, 2012, the number of Rights associated with each share of the Company’s Common Stock increased from one Right per share to five Rights per share pursuant to the terms of the Rights Plan. In the event that any person becomes an “Acquiring Person” (as defined in the Rights Plan), each holder of a Right, other than Rights owned by the Acquiring Person, related persons or transferees (which will thereupon become null and void), will thereafter have the right to receive upon exercise of a Right (including payment of the Purchase Price), in lieu of shares of Preferred Stock, that number of shares of Common Stock (subject to any delay of exercisability approved by the Board) having a market value of two times the Purchase Price.  The description and terms of the Rights are set forth in the Rights Plan.
Exercisability of Rights; Distribution Date.  Until the earlier to occur of (i) the close of business on the tenth business day following the first date of public announcement that a person, entity or group (each, a “person”) has become an Acquiring Person, by acquiring ownership of 4.90% or more of the outstanding shares of Common Stock, or that the Board has concluded that a person has become an Acquiring Person, or (ii) the close of business on the tenth business day (or, except in certain circumstances, such later date as may be specified by the Board) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the ownership by a person (with certain exceptions) of 4.90% or more of the outstanding shares of Common Stock (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to Common Stock certificates outstanding as of the Record Date (or any book-entry shares in respect thereof), only by such Common Stock certificate (or registration in book-entry form), and the Rights will be transferable only in connection with the transfer of Common Stock.  The Rights are not exercisable until the Distribution Date.

For purposes of the Rights Plan, ownership is in general determined pursuant to applicable rules and regulations of the IRC, including Section 382, and by the definition of “beneficial ownership” of Rule 13d-3 of the Securities Exchange Act.  Ownership for Section 382 purposes is generally determined by an economic test, while the Securities and Exchange Commission (“SEC”) definition of “beneficial ownership” focuses generally on the right to vote or control disposition of the shares.
Term of the Tax Benefit Preservation Plan and Expiration of Rights.  If the Rights Plan, as amended, is not approved by the Company’s stockholders at the Annual Meeting, the Rights Plan, as amended, will terminate, and the Rights will expire at the end of the calendar month in which the final adjournment of the Annual Meeting occurs.  Additionally, the Rights will expire upon the earliest of:  (i) the close of business on May 26, 2017 unless that date is advanced or extended, (ii) the time at which the Rights are redeemed or exchanged under the Rights Plan, (iii) the repeal of Section 382 or any successor statute if the Board determines that the Rights Plan is no longer necessary for the preservation of the Company’s Tax Benefits, (iv) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward, or (v) such time as the Board determines that a limitation on the use of the Tax Benefits under Section 382 would no longer be material to the Company.  The Rights Plan requires the Board to consider the determination under subsection (v) at least annually.
Transferability of Rights.  The Rights Plan provides that until the Distribution Date (or earlier expiration or redemption of the Rights), the Rights will be attached to and will be transferred with and only with the Common Stock.  Until the Distribution Date (or the earlier expiration or redemption of the Rights), new shares of Common Stock issued after the Record Date upon transfer or new issuances of Common Stock will contain a notation incorporating the Rights by reference (with respect to shares represented by certificates) or notice thereof will be provided in accordance with applicable law (with respect to uncertificated shares).  Until the Distribution Date (or earlier expiration of the Rights), the surrender for transfer of any certificates representing shares of Common Stock outstanding as of the Record Date, even without such notation, or the transfer by book-entry of any uncertificated shares of Common Stock, will also constitute the transfer of the Rights associated with such shares.  As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date, and the Rights will thereafter be evidenced solely by such separate Right Certificates.
Cashless Exercise of Rights.  If any person becomes an Acquiring Person, the Board, in its sole discretion, may permit the Rights, other than Rights owned by the Acquiring Person, related persons or transferees (which will thereupon become null and void), to be exercised by the holders of the Rights without cash payment by surrendering the Rights Certificates (as defined below) for 50% of the shares of Common Stock that would otherwise be received upon exercise and payment of the Purchase Price.
Exchange Option.  At any time after any person becomes an Acquiring Person but before the acquisition by such Acquiring Person of ownership of 50% or more of the shares of Common Stock then outstanding, the Board, at its option, may exchange the Rights other than Rights owned by such Acquiring Person, related persons or transferees (which will have become null and void), in whole or in part, for shares of Common Stock (or a series of the Company’s preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of preferred stock of equivalent value, per Right (subject to adjustment).
Redemption of Rights.  At any time before the time an Acquiring Person becomes such, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (“Redemption Price”) payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board shall determine.  The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.  Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive the Redemption Price as rounded to the nearest $0.01.
Stockholders Owning 4.90% or More as of Plan Adoption Date.  Stockholders who owned 4.90% or more of the Company’s outstanding Common Stock as of the close of business on the Plan Adoption Date will not be deemed an Acquiring Person and will not trigger the Rights Plan so long as they do not (i) acquire any additional shares of Common Stock or (ii) fall under 4.90% ownership of Common Stock and then re-acquire 4.90% or more of the Common Stock.  The Rights Plan does not exempt any future acquisitions of Common Stock by such persons.
Exemptions.  Under the Rights Plan, the Board may, in its sole discretion, exempt any person from being deemed an Acquiring Person for purposes of the Rights Plan if the Board determines that such person’s ownership of Common Stock will not be likely to directly or indirectly limit the availability of the Company’s Tax Benefits or is otherwise in the best interests of the Company.  The Board also has the authority under the Rights Plan to grant exemptions for certain inadvertent acquisitions, subject to specified conditions.  The Board shall not have any obligation, implied or otherwise, to grant any such exemptions.

Preferred Stock.  The terms of the shares of Preferred Stock purchasable upon exercise of the Rights have been previously authorized as set forth in the Company’s Amended Certificate of Designation of Series A Junior Participating Preferred Stock.  Because of the nature of the Preferred Stock’s dividend and liquidation rights, following the Company’s 1‑for‑5 reverse stock split effective July 11, 2012 the value of the one one-hundredth interest in a share of Preferred Stock purchasable upon exercise of each Right in general should approximate the value of one-fifth of a share of Common Stock.
Anti-Dilution.  The Purchase Price payable, and the number of shares of Preferred Stock or Common Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution, including, in the event of stock dividends, distributions (excluding regular periodic cash dividends) or the grant of subscription rights or warrants to stockholders.
No Stockholder Rights.  Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.
Amendment of Rights Plan.  For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Plan in any manner.  After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Plan in any manner that does not adversely affect the interests of holders of the Rights (other than the Acquiring Person, related persons or transferees).
Other Considerations
As described above in “Background and Reasons for Proposal,” the Company has significant NOLs that may be limited if an “ownership change” under Section 382 of the IRC were to occur.  The Rights Plan is an important tool in reducing the likelihood that such an “ownership change” will occur and, therefore, in protecting the Company’s ability to offset future taxable income.  The Rights Plan is designed to deter any person, entity or group from buying the Company’s Common Stock if the acquisition would result in a stockholder owning 4.90% or more of the Company’s outstanding Common Stock and to deter persons, entities or groups now owning more than 4.90% of Common Stock under Section 382 from acquiring additional shares of the Company’s Common Stock without the approval of the Board.  In this way, the Rights Plan works to protect against an “ownership change” under Section 382 and is applicable to all holders of the Company’s Common Stock.  Therefore, the Board believes it is in the Company’s and its stockholders’ best interests to approve the Rights Plan, as amended.
Nonetheless, you should consider the following points:
•
The Rights Plan May Not Be Effective.  The Rights Plan may not be effective in deterring all transfers that could result in such an “ownership change.”  In particular, it will not protect against (i) an “ownership change” that may have occurred before the implementation of the Rights Plan about which the Company is not aware due to delays in ownership reporting by stockholders, or (ii) an “ownership change” resulting from purchasers of shares who become 5 percent shareholders for purposes of Section 382, notwithstanding the Rights Plan, either because the purchaser is unaware of the Rights Plan or makes a conscious decision to discount the potential consequences under the Rights Plan.

•
The Realizable Value of the Company’s NOLs Cannot Be Determined. The amount and timing of the Company’s future taxable income, if any, cannot be accurately predicted, and the Company cannot estimate the exact amount of NOLs that can ultimately be used to reduce its income tax liability.  Although the Company is unable to quantify an exact value, it believes the NOLs are a very valuable asset, and the Board believes it is in the stockholders’ best interests to attempt to deter the imposition of additional limitations on their use by adopting the Rights Plan.

•
Potential Effects on Liquidity.  The Rights Plan is expected to deter stockholders from acquiring, directly or indirectly, additional shares of the Company’s Common Stock in excess of the specified limitations.  Furthermore, a stockholder’s ability to dispose of the Company’s stock may be limited by reducing the class of potential acquirers for that stock.

•
Potential Impact on Value.  Because the Rights Plan may restrict a stockholder’s ability to acquire the Company’s Common Stock, the market value of the Common Stock might be affected.  The Rights Plan could discourage or prevent accumulations of substantial blocks of shares in which the Company’s stockholders might receive a substantial premium above market value.  However, these disadvantages are outweighed, in the opinion of the Board, by the importance of maintaining the availability of the Company’s Tax Benefits.  The Rights Plan is intended to reduce the risk that the Company may be unable to fully utilize its Tax Benefits as a result of future transfers of the Company’s Common Stock.

•
Potential Anti-Takeover Effect.  The Rights Plan could be deemed to have an “anti-takeover” effect because, among other things, it restricts the ability of a person, entity or group to accumulate more than 4.90% of the Company’s outstanding Common Stock without the approval of the Board.

Vote Required

The affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting and on the proposal is required to approve the Rights Plan, as amended.
Recommendation of Board of Directors
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE RIGHTS PLAN.

PROPOSAL 4
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm for 2014.  The Audit Committee and the Board recommend that you ratify this appointment.  In line with this recommendation, the Board intends to introduce the following resolution at the Annual Meeting:
RESOLVED, that the appointment of Moss Adams LLP as the independent registered public accounting firm for the Company for the year 2014 is ratified.
Stockholder ratification of the Audit Committee’s selection of Moss Adams as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise.  Nevertheless, the Board is submitting the selection of Moss Adams to the stockholders for ratification as a matter of good corporate practice and will reconsider whether to retain Moss Adams if the stockholders fail to ratify the Audit Committee’s selection.  In addition, even if the stockholders ratify the selection of Moss Adams, the Audit Committee may in its discretion appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that a change is in the best interests of the Company.  A member of Moss Adams will attend the Annual Meeting to make a statement if the member desires and respond to appropriate questions that may be asked by stockholders.
Vote Required
The affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting and on the proposal is required to ratify the selection of Moss Adams as the Company’s independent registered public accounting firm for the year 2014.
Board of Directors Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4.

BOARD OF DIRECTORS

The current directors of Autobytel are as follows:

Name	Age	Position
Michael J. Fuchs	68	Chairman of the Board and Director
Jeffrey H. Coats	56	President, Chief Executive Officer and Director
Mark N. Kaplan	84	Director
Jeffrey M. Stibel	40	Director
Janet M. Thompson	64	Director
Michael A. Carpenter	67	Director
Michael J. Fuchs.  Mr. Fuchs has served as a director of Autobytel since September 1996 and became Chairman in June 1998.  Since May 2001, Mr. Fuchs has been engaged in private investing for his own behalf.  From November 2000 to May 2001, Mr. Fuchs was Chief Executive Officer of MyTurn.com, Inc. and was Interim Chief Executive Officer from April 2000 to October 2000.  Mr. Fuchs was a consultant from November 1995 to April 2000.  Mr. Fuchs was Chairman and Chief Executive Officer of Home Box Office, a Division of TimeWarner Entertainment Company, L.P., a leading pay-television company, from October 1984 until November 1995, and Chairman and Chief Executive Officer of Warner Music Group, a Division of Time Warner Inc., from May 1995 to November 1995.  Mr. Fuchs holds a B.A. Degree from Union College and a J.D. Degree from the New York University School of Law.  Mr. Fuchs was a significant early investor in the Company.  Mr. Fuchs’ experience as an executive officer in various entertainment and media companies and his broad investment and management experience led the Board to conclude that Mr. Fuchs should serve as one of the Company’s directors.
Jeffrey H. Coats.  See Mr. Coats’ biographical information included under the section of this Proxy Statement entitled “PROPOSAL 1–NOMINATION AND ELECTION OF DIRECTORS–Nominees for Class I Directors."
Mark N. Kaplan. Mr. Kaplan has served as a director of Autobytel since June 1998.  Mr. Kaplan was a member of the law firm of Skadden, Arps, Slate, Meagher & Flom LLP from 1979 through 1998 and currently is of counsel to that firm, Chairman of the Board and Chief Operating Officer of Engelhard Minerals & Chemicals Corporation (mining and chemicals) from 1977 to 1979, and President and Chief Executive Officer of Drexel Burnham Lambert (investment banking) from 1970 to 1977.  Mr. Kaplan serves on the Board of Directors of the following companies whose shares are publicly-traded:  American Biltrite Inc. (adhesive-coated, pressure-sensitive papers and films; tile flooring) and Volt Information Sciences, Inc. (staffing services and telecommunications and information solutions), and is Chairman of the Audit Committee of Volt Information Sciences, Inc.  He also is a Trustee of Bard College, the New York Academy of Medicine, a member and former Chairman of the New York City Audit Committee, a Trustee and Chairman of the Audit Committee of WNET.org (provider of public media in the New York City metropolitan area), a director of Gresham Management Co. (commodities management), and a director of The Pattison Group (a conglomerate).  Mr. Kaplan was formerly the Chairman of the Audit Advisory Committee of the Board of Education of The City of New York, Vice-Chairman and Governor of the Board of Directors of The American Stock Exchange, Inc., and a director of Security Industry Automation Corporation.  Mr. Kaplan holds an A.B. Degree from Columbia College and a J.D. Degree from Columbia Law School.  Mr. Kaplan’s experience in securities and corporate laws, mergers and acquisitions, investment banking and business management, as well as his qualification as an audit committee financial expert, led the Board to conclude that Mr. Kaplan should serve as one of the Company’s directors.
Jeffrey M. Stibel.  See Mr. Stibel’s biographical information included under the section of this Proxy Statement entitled “PROPOSAL 1–NOMINATION AND ELECTION OF DIRECTORS–Nominees for Class I Directors.”
Janet M. Thompson.  Ms. Thompson has served as a director of Autobytel since March 2008.  Since July 2011, Ms. Thompson has been Vice President, Marketing of Advanstar Communications Inc., the leading provider of integrated media solutions to the automotive aftermarket, pharmaceutical, healthcare, power sports and fashion industries.  Prior to that date, Ms. Thompson served as Vice President, Automotive Group for The Marketing Arm, an Omnicom Group agency, from January 2011 to June 2011.  Prior to that she was the Executive Vice President of the Diversified Agency Services Division of Omnicom Group, an advertising firm, from November 2007 to August 2010.  Prior to that Ms. Thompson was Vice President, Marketing Nissan and Infiniti Divisions of Nissan North America, from July 2004 to September 2007.  From July 1999 to July 2004, Ms. Thompson was Chief Executive Officer and President of The Designory, Inc., a marketing firm owned by the Omnicom Group.  Ms. Thompson held sales or marketing positions at Mazda Motor of America, Toyota Motor Sales, U.S.A. and Chrysler Corporation, from 1972 to 1994.  Ms. Thompson received a B.A. Degree in business from Western Michigan University and a M.B.A. from University of Detroit. Ms. Thompson has the distinction of being named one of the Top 100 Women in the Automotive Industry in both 2005 and 2010.  Ms. Thompson’s experience as an advertising and marketing executive in the automotive industry led the Board to conclude that Ms. Thompson should serve as one of the Company’s directors.
Michael A. Carpenter.  Mr. Carpenter has served as a director of Autobytel since September 2012.  Mr. Carpenter has served as the Chief Executive Officer of Ally Financial Inc. since November 2009 and has served on its Board of Directors since May 2009.  Ally Financial Services is one of the nation’s largest financial services companies, with a concentration in automotive lending.  In 2007, he founded Southgate Alternative Investments, Inc. From 2002 to 2006, he was Chairman and Chief Executive Officer of Citigroup Alternative Investments, overseeing proprietary capital and customer funds globally in various alternative investment vehicles.  From 1998 to 2002, Mr. Carpenter was Chairman and Chief Executive Officer of Citigroup’s Global Corporate & Investment Bank with responsibility for Salomon Smith Barney Inc. and Citibank’s corporate banking activities globally.  Mr. Carpenter was named Chairman and Chief Executive Officer of Salomon Smith Barney Inc. in 1998, shortly after the merger that created Citigroup.  Prior to Citigroup, Mr. Carpenter was Chairman and Chief Executive Officer of Travelers Life & Annuity and Vice Chairman of Travelers Group Inc. responsible for strategy and business development.  From 1989 to 1994, Mr. Carpenter was Chairman of the Board, President and Chief Executive Officer of Kidder Peabody Group Inc., a wholly owned subsidiary of General Electric Company.  From 1986 to 1989, Mr. Carpenter was Executive Vice President of GE Capital Corporation.  He first joined GE in 1983 as Vice President of Corporate Business Development and Planning and was responsible for strategic planning and development as well as mergers and acquisitions.  Earlier in his career, Mr. Carpenter spent nine years as Vice President and Director of the Boston Consulting Group and three years with Imperial Chemical Industries of the United Kingdom.  Mr. Carpenter received a Bachelor of Science Degree from the University of Nottingham, England, and a M.B.A. from the Harvard Business School where he was a Baker Scholar.  Mr. Carpenter also holds an honorary degree of Doctor of Laws from the University of Nottingham.  He serves on the boards of US Retirement Partners and the New York City Investment Fund and has been a board member of the New York Stock Exchange, General Signal, Loews Cineplex, and various other private and public companies.  Mr. Carpenter’s experience in investment and commercial banking, executive management and capital markets led the Board to conclude that Mr. Carpenter should serve as one of the Company’s directors.
EXECUTIVE OFFICERS
The current executive officers of Autobytel are as follows:

Name	Age	Position
Jeffrey H. Coats	56	President, Chief Executive Officer and Director
Glenn E. Fuller	59	Executive Vice President, Chief Legal and Administrative Officer and Secretary
Phillip W. DuPree	52	Executive Vice President, President Dealer Services
Curtis E. DeWalt	59	Senior Vice President, Chief Financial Officer
John D. Steerman	49	Senior Vice President, Mobile, Lead Operations and Product Development
Kimberly S. Boren	40	Senior Vice President, Business Analysis and Websites
William A. Ferriolo	41	Senior Vice President, Consumer Acquisitions
John J. Skocilic, Jr.	45	Senior Vice President, Technology
Bret J. Dunlap	55	Senior Vice President, Mobile

Jeffrey H. Coats.  See Mr. Coats’ biographical information included under the section of this Proxy Statement entitled “PROPOSAL 1–NOMINATION AND ELECTION OF DIRECTORS–Nominees for Class I Directors.”
Glenn E. Fuller.  Mr. Fuller joined Autobytel as Vice President, Legal Affairs in October 2006 and was promoted to Senior Vice President, Chief Legal Officer and Secretary in April 2008, Senior Vice President, Chief Legal and Administrative Officer and Secretary in December 2008, and Executive Vice President, Chief Legal and Administrative Officer and Secretary as of January 19, 2009.  Prior to joining Autobytel, Mr. Fuller was in private legal practice from August 2002 to October 2006, and from June 1996 to July 2002, he served as Senior Vice President, Chief Legal Officer and General Counsel of Freedom Communications, Inc. (newspapers, television stations and other media).  From April 1994 to June 1996, Mr. Fuller was of counsel to Gibson, Dunn & Crutcher LLP (law firm) and was associated with that firm from September 1980 to May 1987.  Mr. Fuller was a partner in the law firm of Pettis, Tester, Kruse & Krinsky from January 1988 to December 1992 and employed as an attorney at that firm from May 1987 to December 1987 and from January 1993 to June 1993.  From July 1993 to January 1994, Mr. Fuller was Executive Vice President and General Counsel of Airline Computerized Ticketing (airline ticketing).  Mr. Fuller received a B.A. Degree from California State University at Long Beach and a LL.B. Degree from the University of Southern California.

Phillip W. DuPree.  Mr. DuPree joined Autobytel as Executive Vice President, President Dealer Services in January 2014 in connection with the Company’s acquisition of AutoUSA, LLC.  Prior to joining Autobytel, Mr. DuPree served as President of AutoUSA, LLC and Vice President of AutoNation, Inc. for over 16 years.  Prior to that, Mr. DuPree managed the eCommerce division at AutoNation, Inc.  Before joining AutoNation, Mr. DuPree was Chief Financial Officer for Boston Market Florida.  Mr. DuPree received his B.A. Degree in Accounting from Texas A&M University.
Curtis E. DeWalt. Mr. DeWalt joined Autobytel as Vice President, Finance in October 2007, was appointed Vice President and Controller in November 2007, Senior Vice President, Finance and Controller in December 2008 and Senior Vice President and Chief Financial Officer in March 2009.  Prior to joining Autobytel, Mr. DeWalt served as Vice President, Finance and Accounting of Roth Staffing Companies, Inc., from August 2006 to October 2007.  From July 2003 to August 2006, he served as Assistant Vice President, Accounting at Remedy Temp, Inc.  From 1990 to 2003, Mr. DeWalt was with a business unit of Saint-Gobain Ceramics & Plastics Inc. serving in various positions, including Controller of the Performance Plastics business unit (formerly Furon) and Director, Finance and Information Systems at Industrial Ceramics-Corhart Refractories Inc.  Prior to 1990, Mr. DeWalt held various financial positions with The Pittston Company’s Brink’s Inc. and Burlington Air Express (BAX Global) subsidiaries.  Mr. DeWalt received a M.B.A. in Finance from Sacred Heart University in Connecticut and a B.S. Degree in Business Administration from Bryant University in Rhode Island.
John D. Steerman.  Mr. Steerman joined Autobytel as Director of Lead Operations in July 2007 and has served in various positions and held various titles with the Company since that date.  In December 2011, Mr. Steerman was appointed Senior Vice President, Lead and Site Product Development and Operations and currently holds the title of Senior Vice President, Mobile, Lead Operations and Product Development.  Prior to joining Autobytel, Mr. Steerman was a District Sales Manager with Ford Motor Company, from June 1992 to October 1996.  In that role, he was responsible for managing distribution, marketing and training in several of Ford’s top volume markets, including Houston and Fort Worth, Texas.  From November 1996 to July 2007, Mr. Steerman worked at Nissan North America where he held numerous sales and marketing positions, including Senior Manager eBusiness, during which time Mr. Steerman managed the re-launch of NissanUSA.com and Infiniti.com, as well as the launch of a lead management program for both Nissan and Infiniti Divisions.  While at Nissan, Mr. Steerman also managed a task force that launched Nissan’s Full Size Truck and SUV and was a member of the Infiniti Global Management team that was responsible for the strategic and operational plan to launch the Infiniti brand globally.  Mr. Steerman received a B.S. Degree in Finance and a M.B.A. from The Pennsylvania State University.
Kimberly S. Boren.  Ms. Boren rejoined Autobytel as Senior Director of Financial Planning and Analysis in April 2010, was promoted to Vice President, Advertising Operations and Analytics in December 2010, and then to Senior Vice President of Advertising Operations and Analytics in December 2011.  Ms. Boren currently holds the title of Senior Vice President, Business Analysis and Websites.  Prior to rejoining Autobytel, Ms. Boren held leadership roles at Experian in the Interactive Business Group, Honeywell in both the automotive and aerospace businesses, and Shepherd Packaging and Container.  From July 2007 to June 2009, Ms. Boren held various positions in the finance group at Autobytel.  Ms. Boren attended the University of California, Santa Barbara, where she received a B.A. Degree in Communications with a focus in Business Economics.  She later received a M.B.A. in Finance from the University of Southern California.
William A. Ferriolo.  Mr. Ferriolo joined Autobytel as Vice President, Cyber Ventures Division in September 2010 in connection with the Company’s acquisition of the businesses of Cyber Ventures, Inc. and Autotropolis, Inc.  Mr. Ferriolo was appointed as Senior Vice President, Consumer Acquisitions in December 2011.  Prior to joining Autobytel, from 2003 to 2010 Mr. Ferriolo served as President and Co-Founder of Cyber Ventures, Inc. and Autotropolis, Inc., where he was responsible for search engine optimization, search engine marketing, dealer accounts and sales.  From 1997 to 2003, Mr. Ferriolo served as Service Manager and High Line Sales Associate for Dimmitt Automotive Group, where he was responsible for the service department and high line vehicle sales.  From 1991 to 1997, Mr. Ferriolo served as a Service Advisor at the Carlisle Automotive Group, where he was responsible for servicing of customer vehicles.
John J. Skocilic, Jr.  Mr. Skocilic joined Autobytel as DRT Specialist in June 1998 and has served in various capacities at Autobytel including, Manager, Systems Engineering and Architecture; Senior Director IT Operations; and Vice President, Technology; and was recently appointed as Senior Vice President, Technology in April 2013.  During his time with Autobytel, Mr. Skocilic has been responsible for leading the implementation of numerous technologies, including Autobytel Data Centers, Patented Lead Engine Technologies, and most recently the re-launch of www.autobytel.com, the flagship website for Autobytel.  Prior to joining Autobytel, Mr. Skocilic served as Computer Technician of C.S.S. Laboratories, from 1997 to 1998, where he was responsible for support of computer systems implemented by The City of New York.  Mr. Skocilic held the position of Professor at Coastline Community College in the Computer Service and Technology Department from 1998 to 2002.
Bret J. Dunlap.  Mr. Dunlap joined Autobytel as Senior Vice President, Mobile in September 2013 in connection with the Company’s acquisition of the business of Advanced Mobile, LLC.  Prior to joining Autobytel, Mr. Dunlap was the President and Chief Executive Officer of Advanced Mobile, LLC, a mobile technology company specializing in providing mobile services to automotive retailers and that Mr. Dunlap co-founded in 2006.  Prior to founding Advanced Mobile, LLC, Mr. Dunlap was a co-founder of Advanced Telecom Services in 1989, a telecommunications company specializing in Interactive Voice Services.  Mr. Dunlap received a B.S. Degree in Economics from James Madison University and a M.B.A. in Finance and Investments from George Washington University.
All of the officers named in the Executive Officer table above served as executive officers during 2013 with the exception of Mr. DuPree, who was appointed as Executive Vice President, President Dealer Services of the Company in 2014.
All executive officers of Autobytel are chosen by the Board of Directors and serve at its discretion.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the calculation of beneficial ownership of Autobytel’s Common Stock as of the Record Date, by all persons known by Autobytel to be beneficial owners of more than five percent (5%) of the Common Stock of Autobytel, each director and nominee, each of the Named Executive Officers identified in the section of this Proxy Statement entitled “EXECUTIVE COMPENSATION–Summary Compensation,” and all directors and executive officers (including the Named Executive Officers) as a group.  Shares of Common Stock are deemed to be outstanding and to be beneficially-owned by the person listed below for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person, if that person has the right to acquire beneficial ownership of such shares within 60 days of the Record Date through the exercise of any option, warrant or other right or the conversion of any security, or pursuant to the power to revoke, or the automatic termination of, a trust, discretionary account or similar arrangement.  Except as otherwise noted, the persons or entities in this table have sole voting and investing power with respect to all shares of Autobytel Common Stock beneficially owned by them subject to community property laws, where applicable.  The information with respect to each person specified is as supplied or confirmed by that person, based upon statements filed with the SEC, or based upon the actual knowledge of Autobytel.

	Shares Beneficially Owned
Name of Beneficial Owner:	Number	Percentage
William A. Ferriolo (1) ......................................................................	1,581,992	17.6%
Ian Bentley (2) ...................................................................................	1,539,236	17.1%
Coghill Capital Management, L.L.C. One North Wacker Drive, Suite 4350, Chicago, IL 60606 (3) ......	521,658	5.8%
Jeffrey H. Coats (4) .................................................................................................................	284,855	3.2%
Glenn E. Fuller (5) ......................................................................................................................	125,689	1.4%
Curtis E. DeWalt (6) ................................................................................................................	117,624	1.3%
Michael J. Fuchs (7) ................................................................................................................	76,780	*
John D. Steerman (8) ...............................................................................................................	71,572	*
John J. Skocilic, Jr. (9) ...........................................................................................................	53,432	*
Kimberly S. Boren (10) ..........................................................................................................	42,568	*
Mark N. Kaplan (11) ................................................................................................................	37,400	*
Jeffrey M. Stibel (12) ...............................................................................................................	31,000	*
Janet M. Thompson (13) .....................................................................................................	27,140	*
Michael A. Carpenter (14) .................................................................................................	11,000	*
All executive officers (including named executive officers) and directors as a group (14 persons) (15) ..............................................	2,461,052	27.4%

*	Less than 1%.
(1)	Includes 80,959 shares issuable upon exercise of options exercisable within 60 days of the Record Date. Also includes 1,075,268 shares (“Note Shares”) issuable upon conversion of the Convertible Subordinated Promissory Note dated as of September 16, 2010 and 400,000 shares (“Warrant Shares”) issuable upon exercise of the Warrant dated as of September 16, 2010, which convertible note and warrant are jointly held by Atrop, Inc. and IBBF Ventures, Inc. and were issued in connection with the acquisition of the businesses and assets of Atrop, Inc. and IBBF Ventures, Inc. in September 2010. Messrs. Ferriolo and Bentley are each an officer, director and 50% stockholder of Atrop, Inc. and IBBF Ventures, Inc. The information presented in the table with respect to the beneficial ownership of the Note Shares and Warrant Shares was extracted solely from the Form 3 filed by Atrop, Inc. with the SEC on August 2, 2013, and the Schedule 13D filed by Atrop, Inc. with the SEC on July 29, 2013. Pursuant to a Shareholder Agreement dated as of September 16, 2010, Mr. Ferriolo, Mr. Ian Bentley, Atrop, Inc., IBBF Ventures, Inc. agreed to vote the Note Shares and Warrant Shares in a manner consistent with the recommendations of Company management.
(2)	Includes 63,968 shares issuable upon exercise of options exercisable within 60 days of the Record Date. Also includes 1,075,268 shares (“Note Shares”) issuable upon conversion of the Convertible Subordinated Promissory Note dated as of September 16, 2010 and 400,000 shares (“Warrant Shares”) issuable upon exercise of the Warrant dated as of September 16, 2010, which convertible note and warrant are jointly held by Atrop, Inc. and IBBF Ventures, Inc. and were issued in connection with the acquisition of the businesses and assets of Atrop, Inc. and IBBF Ventures, Inc. in September 2010. Messrs. Ferriolo and Bentley are each an officer, director and 50% stockholder of Atrop, Inc. and IBBF Ventures, Inc. The information presented in the table with respect to the beneficial ownership of the Note Shares and Warrant Shares was extracted solely from the Form 3 filed by Atrop, Inc. with the SEC on August 2, 2013, and the Schedule 13D filed by Atrop, Inc. with the SEC on July 29, 2013. Pursuant to a Shareholder Agreement dated as of September 16, 2010, Mr. Ferriolo, Mr. Ian Bentley, Atrop, Inc., IBBF Ventures, Inc. agreed to vote the Note Shares and Warrant Shares in a manner consistent with the recommendations of Company management.

(3)	Represents 521,658 shares held in the account of CCM Master Qualified Fund, Ltd. (“CCM”) managed by Coghill Capital Management, L.L.C. (“Coghill Management”). Clint D. Coghill may be deemed to be the beneficial owner of such shares by virtue of his role as managing member of Coghill Management. All the information presented in the table with respect to this beneficial owner was extracted solely from the Amendment No. 7 to Schedule 13G filed by Coghill Management with the SEC on February 14, 2014. Pursuant to a Standstill Agreement dated as of January 13, 2009 between the Company and CCM, Coghill Management and Clint D. Coghill (Clint D. Coghill, Coghill Management and CCM are collectively herein after referred to as the “Coghill Stockholders”), the Coghill Stockholders agreed to vote any and all Company Common Stock beneficially owned by the Coghill Stockholders in the same proportion as the votes cast by all other voting stockholders of the Company.
(4)	Includes 275,585 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(5)	Includes 119,689 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(6)	Includes 108,564 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(7)	Includes 26,400 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(8)	Includes 64,712 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(9)	Includes 47,123 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(10)	Includes 42,268 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(11)	Includes 31,400 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(12)	Includes 27,000 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(13)	Includes 26,000 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(14)	Includes 11,000 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(15)	Includes 2,335,968 shares issuable upon exercise of options exercisable within 60 days of the Record Date.

CORPORATE GOVERNANCE MATTERS
Board Classes
The Board is divided into three classes, with each class holding office for staggered three-year terms.  The term of the Class I Directors, Jeffrey H. Coats and Jeffrey M. Stibel, expires at the Annual Meeting; the term of the Class II Directors, Mark N. Kaplan and Michael A. Carpenter, expires in 2015; and the term of the Class III Directors, Michael J. Fuchs and Janet M. Thompson, expires in 2016.
Committees of the Board of Directors
The Board has constituted an Audit Committee, a Compensation Committee and a Corporate Governance and Nominations Committee.
Audit Committee.  The Audit Committee was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act.  The Audit Committee met on seven occasions in 2013 and operates under a charter approved by the Board.  The Audit Committee’s primary responsibilities are to:
•	oversee Autobytel’s accounting and financial reporting policies, processes, practices and internal controls;
•	appoint, approve the compensation of and oversee the Company’s independent registered public accounting firm;
•	review the quality and objectivity of Autobytel’s independent audit and financial statements; and
•	act as liaison between the Board and the independent registered public accounting firm.
The Audit Committee currently consists of Mark N. Kaplan (Chairman), Janet M. Thompson, Michael J. Fuchs and Michael A. Carpenter.  The Audit Committee meets periodically with the Company’s independent registered public accounting firm, both with and without management present.  The Board has determined that Mr. Kaplan is an “audit committee financial expert” within the meaning of Item 407(d)(5)(ii) of Regulation S-K of the SEC.  The identification of Mr. Kaplan as an “audit committee financial expert” does not impose on him any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on him as a member of the Audit Committee in the absence of this identification.  A copy of the Audit Committee charter is posted and available on the Corporate Governance link of the Investor Relations section of the Company’s website, www.autobytel.com.  Information on the Company’s website is not incorporated by reference in this Proxy Statement.
Compensation Committee.  The Compensation Committee, which met on six occasions in 2013 and operates under a charter approved by the Board, is responsible for:
•	determining or recommending to the Board the compensation of the Chief Executive Officer and each other executive officer or any other officer who reports directly to the Chief Executive Officer based on the performance of each officer;
•	making recommendations to the Board regarding stock option and purchase plans and other equity compensation arrangements;
•	granting equity awards and approving any delegation of such responsibility under certain circumstances; and
•	preparing reports regarding executive compensation for disclosure in Autobytel’s proxy statements or as otherwise required by applicable laws.
The Compensation Committee currently consists of Janet M. Thompson (Chairperson), Michael J. Fuchs, Mark N. Kaplan and Jeffrey M. Stibel.  The Compensation Committee does not have authority to delegate its responsibilities to a subcommittee without approval of the Board.  The Board has approved the creation of the Non-Executive Stock Option Committee, a committee of the Board that currently consists of one director, Jeffrey H. Coats, the Company's President and Chief Executive Officer.  The Non-Executive Stock Option Committee has the authority to grant stock options to eligible persons who (i) are employed by the Company or its subsidiaries and are not subject to reporting under Section 16(a) of the Securities Exchange Act or (ii) are consultants or service providers to the Company or its subsidiaries.  The Non-Executive Stock Option Committee may not grant more than 50,000 options in the aggregate in any one fiscal year, and individual grants cannot exceed more than 5,000 options. The processes of the Compensation Committee and the role of the Chief Executive Officer and compensation consultants in determining or recommending the amount or form of executive or director compensation is discussed under the headings “Compensation Consultants” and “Compensation Discussion and Analysis” in the section entitled “EXECUTIVE COMPENSATION” in this Proxy Statement.
A copy of the Compensation Committee charter is posted and available on the Corporate Governance link of the Investor Relations section of the Company’s website, www.autobytel.com. Information on the Company’s website is not incorporated by reference in this Proxy Statement.

Corporate Governance and Nominations Committee.  The Corporate Governance and Nominations Committee, which met on one occasion in 2013 and operates under a charter approved by the Board, is responsible for:
•	identifying individuals qualified to become directors and selecting director nominees or recommending nominees to the Board for nomination;
•	recommending nominees for appointment to committees of the Board;
•	developing and recommending charters of committees of the Board; and
•	overseeing the corporate governance of Autobytel and, as deemed necessary or desirable from time to time, developing and recommending corporate governance policies to the Board.
The Corporate Governance and Nominations Committee currently consists of Michael J. Fuchs (Chairman), Mark N. Kaplan and Jeffrey M. Stibel.  A copy of the charter of the Corporate Governance and Nominations Committee is posted and available on the Corporate Governance link of the Investor Relations section of the Company’s website, www.autobytel.com.  Information on the Company’s website is not incorporated by reference in this Proxy Statement.
Attendance at Board and Committee Meetings
During the fiscal year ended December 31, 2013, the Board held a total of nine meetings.  Each member of the Board attended 75% or more of the meetings of the Board and of the committees of which the director was a member.  The Board and its committees typically meet in executive session without management present during regularly scheduled meetings of the Board and the committees.
Attendance at Annual Meeting of Stockholders
With the exception of Messrs. Carpenter and Stibel, all directors attended the 2013 annual meeting of stockholders. Typically, a Board meeting is scheduled on the date of any annual meeting of stockholders.  Although the Board has not adopted a formal policy, all directors are expected to attend the annual meeting of stockholders.
Director Independence
All directors, other than existing director Jeffrey H. Coats, and all committee members satisfy the definition of independent director under the listing standards of The NASDAQ Stock Market.  The current members of the Audit Committee are “independent” under the listing standards of The NASDAQ Stock Market and the SEC rules regarding audit committee membership.
In connection with his appointment to the Board of Directors in September 2012, the Corporate Governance and Nominations Committee and the Board of Directors determined that Mr. Carpenter is an “independent director” within the meaning of the listing rules of The NASDAQ Stock Market applicable to the Company, including the additional independence requirements for serving on audit committees.  In addition to Mr. Carpenter’s broad business, operational and financial experience, particularly in the automotive sector, and other evaluation factors considered by the Company’s Corporate Governance and Nominations Committee and the Board of Directors, in their consideration and evaluation of Mr. Carpenter, the Company’s Corporate Governance and Nominations Committee and the Board of Directors considered that Mr. Jeffrey H. Coats, the Company’s President and Chief Executive Officer and a member of the Board of Directors, has personally known Mr. Carpenter since they were both employed at General Electric Company or its various subsidiaries or divisions and that Mr. Coats was a partner in Southgate Alternative Investments, Inc., an investment fund founded by Mr. Carpenter to acquire general partnership interests in hedge funds.  The Corporate Governance and Nominations Committee and the Board of Directors also considered that Mr. Coats’ investment in Southgate Alternative Investments was funded by loans from Mr. Carpenter in the aggregate principal amount of $450,000.  These loans are represented by notes that accrue interest at a rate of eight percent (8%) per annum, are secured by Mr. Coats’ interests in certain Southgate investments, and are now payable upon demand. Although the Corporate Governance and Nominations Committee and the Board of Directors do not consider this arrangement between Messrs. Carpenter and Coats prevents Mr. Carpenter from being an “independent director,” in connection with his service on the Board of Directors or on the Audit Committee, Mr. Carpenter will recuse himself in any decisions related to Mr. Coats’ employment at the Company or his compensation as long as this indebtedness remains outstanding.
Compensation Committee Interlocks and Insider Participation
Ms. Thompson, Mr. Fuchs, Mr. Kaplan and Mr. Stibel served as the members of the Compensation Committee during the Company’s last completed fiscal year.  None of the Company’s executive officers served as a member of the Compensation Committee or Board of any other entity that has an executive officer serving as a member of the Company’s Board or Compensation Committee.

Board Leadership Structure
The Board does not have a policy on whether the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee of the Company.  The Board believes that the Company and its stockholders benefit when the Board is free to determine the most appropriate leadership structure in light of the experience, skills and availability of directors and the Chief Executive Officer as well as other circumstances.  Currently, Mr. Fuchs serves as the Chairman of the Board, and Mr. Coats serves as a director and Chief Executive Officer.  The Board believes this is the most appropriate structure for the Company at this time because it makes the best use of the experience, skills and availability of Mr. Fuchs and Mr. Coats.
Board’s Role in Management of Risk
It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks to Autobytel.  The Company’s Board, including through Board committees comprised solely of independent directors, regularly reviews various areas of significant risk to Autobytel and advises and directs management on the scope and implementation of policies, strategic initiatives and other actions designed to mitigate various types of risks. Specific examples of risks reviewed by the full Board with management include competition risks, industry risks, economic risks, liquidity risks, business operations risks and risks related to acquisitions and dispositions.  The Company’s Audit Committee regularly reviews with management and the independent auditors significant financial risk exposures and the processes management has implemented to monitor, control and report these exposures.  Specific examples of risks reviewed by the Audit Committee include risks related to the preparation of the Company’s financial statements, disclosure controls and procedures, internal controls and procedures required by the Sarbanes-Oxley Act, accounting, financial and auditing risks, treasury risks (insurance, credit and debt), matters reported to the Audit Committee through anonymous reporting procedures, risks posed by significant litigation matters, and compliance with applicable laws and regulations.  The Audit Committee also monitors compliance with the Company’s Code of Conduct and Ethics for Employees, Officers and Directors and evaluates proposed transactions with related persons for compliance with laws and regulations and with Company policies and contracts.  The Company’s Compensation Committee reviews and evaluates potential risks related to the attraction and retention of talent and risks related to the design of compensation programs established by the Compensation Committee for Autobytel’s executive officers.  These procedures, however, cannot guaranty that all material risks will be identified, or if identified, reasonably and adequately mitigated.  They also cannot assure that all persons are in compliance with the Company’s policies and procedures or that the Company and its employees are in compliance with all applicable laws and regulations.
Executives’ base salaries are fixed in amount and thus do not encourage risk-taking.  Incentive compensation is capped and is tied to overall corporate performance.  A significant portion of compensation provided to the executive officers is in the form of equity awards subject to time vesting that help to further align executives’ interests with those of the Company’s stockholders.  The Compensation Committee believes that these awards do not encourage unnecessary or excessive risk-taking since the ultimate value of the awards is tied to the Company’s stock price, and since awards are staggered and subject to long-term vesting schedules to help ensure that executives have significant value tied to long-term stock price performance.
The Compensation Committee has also reviewed the Company’s compensation programs for employees generally and has concluded that these programs do not create risks that are reasonably likely to have a material adverse effect on the Company.  The Compensation Committee believes that the design of the Company’s annual cash and long-term equity incentives provides an effective and appropriate mix of incentives to help ensure the Company’s performance is focused on long-term stockholder value creation and does not encourage the taking of short-term risks at the expense of long-term results.  In general, incentive compensation opportunities for Company employees are capped, and the Company has discretion to reduce incentive compensation payments (or pay no incentive compensation) based on individual performance and any other factors it may determine to be appropriate in the circumstances.  As with the compensation of the Company’s executive officers, a portion of the compensation for employees generally is delivered in the form of equity awards that help further align the interests of employees with those of stockholders.
Board Nominee Process
The Corporate Governance and Nominations Committee considers candidates for directors suggested by its members and other directors, as well as management and stockholders.  A stockholder who wishes to recommend a prospective nominee for the Board should notify Autobytel’s Secretary or any member of the Corporate Governance and Nominations Committee in writing with whatever supporting material the stockholder considers appropriate.  The Corporate Governance and Nominations Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of Autobytel’s bylaws relating to stockholder nominations as described in “Future Stockholder Nominations and Proposals” below.

Generally, once the Corporate Governance and Nominations Committee identifies a prospective nominee, the Corporate Governance and Nominations Committee will make an initial determination as to whether to conduct a full evaluation of the candidate.  This initial determination will be based on whatever information is provided to the Corporate Governance and Nominations Committee with the recommendation of the prospective candidate, as well as the Corporate Governance and Nominations Committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others.  Generally, the preliminary determination will be based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy evaluation factors determined by the Corporate Governance and Nominations Committee to be appropriate from time to time for that evaluation.  If the Corporate Governance and Nominations Committee determines, in consultation with the other members of the Board, as appropriate, that additional consideration is warranted, it may request a third-party search firm to gather additional information about the prospective nominee's background and experience and to report its findings to the Corporate Governance and Nominations Committee.
The Corporate Governance and Nominations Committee will then evaluate the prospective nominee against factors it considers appropriate from time to time, which currently include:
•	The ability of the prospective nominee to represent the interests of the stockholders of Autobytel;
•	The prospective nominee’s standards of integrity, commitment and independence of thought and judgment;
•	The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties; and
•	The extent to which the prospective nominee would contribute to the range of talent, skill and expertise appropriate for the Board.
The Corporate Governance and Nominations Committee generally intends to nominate current members of the Board in the year in which their respective term expires so long as they continue to exhibit the qualities described above and are otherwise qualified to serve as members of the Board.
The Corporate Governance and Nominations Committee may also consider such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees.  In connection with this evaluation, the Corporate Governance and Nominations Committee will determine whether to interview the prospective nominee, and if warranted, one or more members of the Corporate Governance and Nominations Committee and others, as appropriate, will interview prospective nominees in person or by telephone.  After completing this evaluation and interview, the Corporate Governance and Nominations Committee will make a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Corporate Governance and Nominations Committee.
The Corporate Governance and Nominations Committee and Board reviews the qualities of the Board members as a group, including the diversity of the Board’s career experiences, viewpoints, company affiliations, expertise with respect to the various facets of the Company’s business operations and business experiences.  The Board has not adopted a formal policy and did not employ any particular benchmarks with respect to these qualities, but was mindful of achieving an appropriate balance of these qualities with respect to the Board as a whole.  Moreover, the Board and Corporate Governance and Nominations Committee considered each nominee’s overall service to the Company during the previous term, each nominee’s personal integrity and willingness to apply sound and independent business judgment with respect to the Company’s matters, as well as the individual experience of each director noted within their biographies above.
Stockholder Communication with the Board of Directors
Stockholders and other parties interested in communicating directly with any director or with the non-management directors as a group may do so by writing to Secretary, Autobytel Inc., 18872 MacArthur Boulevard, Suite 200, Irvine, California 92612-1400.  The Company established a process of handling correspondence received by it addressed to non-management members of the Board.  Under that process, the Secretary reviews all such correspondence and forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or committees thereof or that the Secretary otherwise determines requires the attention of directors.  Directors may at any time review a log of all correspondence received by Autobytel that is addressed to members of the Board and request copies of any such correspondence.  Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Chairman of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to those matters.

Code of Conduct and Ethics
The Board adopted a Code of Conduct and Ethics (“Code of Ethics”).  The Code of Ethics is applicable to the Company’s employees, officers and directors, including the principal executive officer, the principal financial officer and the principal accounting officer.  The Code of Ethics is posted and available on the Corporate Governance link of the Investor Relations section of the Company’s website, www.autobytel.com.  The Company intends to post amendments to or waivers from the Code of Ethics (to the extent applicable to the Company’s Chief Executive Officer, Principal Financial Officer or Principal Accounting Officer or directors) at this location on the Company’s website. Information on the Company’s website is not incorporated by reference in this Proxy Statement. The adoption of the Code of Ethics and other standards of conduct is not a representation or warranty that all persons subject to the Code of Ethics or standards are or will be in complete compliance.
Certain Relationships and Related Party Transactions
The Company’s Code of Ethics provides specific guidelines regarding conflict of interest situations as well as a process for reporting and approving related party transactions.
The Company’s written Code of Ethics defines a related party transaction as any transaction (or series of transactions) in excess of $120,000 since the beginning of the Company’s last fiscal year or currently proposed, in which the Company is a participant and in which any member of the Management Group (as defined below), any stockholder owning more than 5% of the Company’s voting stock, or any immediate family member of any of the foregoing persons has a direct or indirect material interest.  An “immediate family member” means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of such director, executive officer or nominee for director, and any person (including domestic partners, but excluding tenants or employees) sharing the household of a director, director nominee, executive officer or stockholder owning more than 5% of the Company’s voting stock.  A “transaction” includes, but is not limited to, any commercial or financial transaction or arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships.  The “Management Group” is comprised of the Chief Executive Officer, Principal Financial Officer, Principal Accounting Officer (or any person performing similar functions), any other officer of the Company and any director or nominee for director.  Any covered person who may be involved in a related party transaction must promptly report that transaction to the Chairman of the Audit Committee or the Company’s Chief Legal Officer (“CLO”), who must then report the transaction to the Chairman upon becoming advised of such transaction.  The Audit Committee, in its sole discretion, must approve or disapprove all related party transactions.  Conflicts of interest or potential conflicts of interest must be reported to the CLO who will evaluate the circumstances relating to the conflict of interest or potential conflict of interest and report the findings of such evaluation to the Chief Executive Officer, who in turn, if warranted under the circumstances, must report such situation or activity to the Chairman of the Audit Committee; provided, however, (i) that if the conflict of interest or potential conflict of interest involves any member of the Management Group, the CLO must report that situation or activity to the Chairman; and (ii) the CLO is not precluded from reporting any conflict of interest or potential conflict of interest involving any covered person who is not a member of Management Group directly to the Chairman should the CLO believe such direct reporting to the Chairman is warranted under the circumstances.  Upon being advised of a complaint, concern or other reporting under the Code of Ethics, the Chairman will confer with the other members of the Audit Committee.  If appropriate under the circumstances, the Chairman may request that the CLO issue a written advisory to the covered person as to whether or not the reported situation or activity constitutes a violation of the Code of Ethics.  If the CLO would not be the appropriate party to issue a written advisory, outside counsel may be retained to issue such written advisory unless the Audit Committee determines that such written advisory can be issued by the Chairman without outside counsel input.
Although the Company’s Code of Ethics provides guidelines regarding conflict of interest situations, it cannot and does not set forth every possible conflict of interest scenario.  Therefore, the Code of Ethics provides that there is no substitute for sound judgment by directors, officers or other employees in each case based upon the particular facts involved.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AND
AUDIT COMMITTEE REPORT
Independent Registered Public Accounting Firm
Moss Adams LLP (“Moss Adams”) has been appointed by the Company’s Audit Committee as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2014, and to perform procedures related to the financial statements included in the Company’s quarterly reports on Form 10-Q, beginning with the quarter ended March 31, 2014. Moss Adams also served as the Company’s independent registered public accounting firm for the years ended December 31, 2013 and 2012. Representatives of Moss Adams will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.
Principal Accountant Fees and Services
Aggregate fees for professional services rendered by Moss Adams for the years ended December 31, 2013 and 2012 were as follows:
	2012	2013
Audit fees	$ 284,000	$ 298,000
Audit-related fees	–	7,500
Tax fees	12,375	25,450
All other fees	9,250	13,775
Total	$ 305,575	$ 344,725
Audit Fees.  Audit fees consist of professional services rendered in connection with the audits of the Company’s annual consolidated financial statements, reviews of the Company’s internal accounting and reporting controls under Section 404 of the Sarbanes-Oxley Act and reviews of interim consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q.
Audit-Related Fees.  Audit-related fees for 2013 consist of services rendered in connection with audit procedures performed related to the acquisition of Advanced Mobile.
Tax Fees.  Tax fees consist of fees incurred for tax compliance, tax advice and tax planning.  These services include assistance regarding federal and state tax compliance and assistance with the IRC Section 382 ownership change study.  Tax fees for 2013 also include review of the Company’s valuation allowance.
All Other Fees.  All other fees for 2012 consist of fees incurred in connection with the audit of the Company’s Retirement Savings (401(k)) Plan.  All other fees for 2013 consist of fees incurred in connection with the audit of the Company’s Retirement Savings (401(k)) Plan, fees related to the review of various Company investments and fees related to reviewing IT controls related to the Company’s accounting software upgrade.
The Audit Committee has determined that the services rendered above were compatible with maintaining Moss Adams’ audit independence.
Pre-Approval Policy for Services
Under its charter, the Audit Committee is required to pre-approve all audit (including the annual audit engagement letter with the independent registered public accounting firm) and permitted non-audit services (including the fees and terms thereof) provided to the Company by the Company’s independent registered public accounting firm, subject to the de minimis exception for non-audit services as described in the Securities Exchange Act.  The Audit Committee consults with management with respect to pre-approval, including whether the provision of permitted non-audit services is compatible with maintaining the registered public accounting firm’s independence, and may not delegate these responsibilities to management.  The Audit Committee may delegate to any member or members of the Audit Committee the power to grant any pre-approval, provided that the pre-approval is reported to the Audit Committee at the next scheduled Audit Committee meeting.
Each member of the Audit Committee has the authority to approve fees for services by the Company’s independent registered public accounting firm of up to $50,000.  Any approved fees may be exceeded by no more than 20% without seeking further approval even if the total amount of those fees, including the excess, exceeds $50,000.  This authority is delegated first to Mr. Kaplan, then in the following order to Ms. Thompson, Mr. Fuchs and Mr. Carpenter.  Any approval by a member of the Audit Committee is required to be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.  All fees for services provided by Moss Adams during 2012 and 2013, respectively, were approved by the Audit Committee.
From time to time, the Audit Committee pre-approves fees and services up to a maximum amount for future services relating to recurring tax matters and securities filings.
Audit Committee Report
The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC.  Pursuant to those rules and regulations, this Audit Committee Report is not to be deemed “soliciting materials” or “filed” with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act.  This Audit Committee Report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Securities Exchange Act except to the extent that Autobytel specifically incorporates this information by reference.
The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2013 with the management of the Company.  The Audit Committee has discussed with Moss Adams the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.  The Audit Committee has also received the written disclosures and the letter from Moss Adams required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with Moss Adams the independent accountant's independence.
Based on the foregoing review and discussions, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.
The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by Autobytel for accounting, financial management or internal control purposes.  Members of the Audit Committee relied, without independent verification, on the information provided to them and on the representations made by management and the independent auditors.  Accordingly, the Audit Committee’s oversight does not provide any basis, other than the review and discussions with management and the independent auditors referred to above, to determine that management has maintained appropriate accounting and financial reporting principles and policies or internal controls over financial reporting and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of Autobytel’s financial statements has been carried out in accordance with auditing standards generally accepted in the United States or that Autobytel’s auditors are in fact “independent.”
The Audit Committee

Mark N. Kaplan Michael J. Fuchs Janet M. Thompson Michael A. Carpenter

EXECUTIVE COMPENSATION
Stockholder Approval of Executive Compensation
At the Company’s 2013 Annual Meeting of Stockholders, the stockholders voted on an advisory proposal regarding approval of the compensation paid to the Company’s named executive officers. The Compensation Committee considered that approximately 86% of the shares present at the 2013 Annual Meeting and entitled to vote on the proposal were voted in favor of approval of the proposal. The Company values stockholders’ opinions and will consider the outcome of the Company’s say-on-pay proposals when making future executive compensation decisions regarding the Company’s named executive officers.
Compensation Consultants
The Compensation Committee may, from time to time, directly retain the services of independent consultants and other experts to assist the Compensation Committee in connection with executive compensation matters. During 2013, the Compensation Committee engaged the services of Frederic W. Cook & Co., Inc., a national executive compensation consulting firm (“Independent Compensation Consultant”), to provide market data and to review and provide recommendations regarding the Company’s executive compensation programs and compensation of the non-management members of the Board and its committees. The Independent Compensation Consultant performs services solely on behalf of the Compensation Committee and has no relationship with the Company’s management except as it may relate to the Independent Compensation Consultant’s performance of its services for the Compensation Committee. The Company’s executive officers did not participate in the selection of the Independent Compensation Consultant.  Periodically, the Company’s Chief Executive Officer seeks input from the Independent Compensation Consultant on compensation matters relating to named executive officers other than the Chief Executive Officer in providing information to the Compensation Committee regarding executive compensation matters.  These inquiries relating to named executive officer compensation occur with the advance knowledge of the Compensation Committee chairperson. The Compensation Committee has concluded that the Independent Compensation Consultant is independent and that no conflict of interest exists that would prevent the Independent Compensation Consultant from independently representing the Compensation Committee.
Compensation Discussion and Analysis
General Compensation Philosophy and Objectives.  The role of the Compensation Committee of the Company’s Board is to determine, or recommend to the Board for determination, the salaries and other compensation of the executive officers (including Messrs. Jeffrey Coats, Curtis DeWalt, Glenn Fuller, John Steerman and William Ferriolo, the named executive officers listed in the 2013 Summary Compensation table included in the section of this Proxy Statement entitled “EXECUTIVE COMPENSATION–Summary Compensation”) and any other officer who reports directly to the Chief Executive Officer, and to make grants under, and to administer, the stock option, restricted stock and other employee equity and incentive compensation plans.
The Company’s compensation philosophy for executive officers is to align compensation with corporate performance and efforts to increase stockholder value, while providing a total compensation opportunity that is broadly competitive and enables the Company to attract, motivate, reward and retain key executives and employees. The Company does not target specific compensation percentiles.  Accordingly, each executive officer’s compensation package is typically comprised of the following three elements:
•	base annual salary that is designed primarily to reflect individual responsibilities and positions at the Company and relative to other executive officers of the Company and to be competitive with base annual salary levels at technology and online marketing companies that are of comparable size to the Company and with which the Company competes for executive personnel;
•	annual variable performance awards, such as incentive compensation, payable in cash, stock options or shares of stock and tied to the achievement of financial and individual performance goals; and
•	long-term stock-based incentive awards, which strengthen the mutuality of interests between the executive officers and the Company’s stockholders, reward executive officers for future stock price increases and retain executive officers through continued service requirements.
Additionally, the Company’s executive officers are typically entitled to severance payments in the event of termination of employment and other benefits and perquisites that are discussed below.
Compensation decisions are designed to promote the Company’s business objectives and strategy and enable the Company to attract, retain and motivate qualified executive officers who are able to contribute to the Company’s long-term success.  Among the factors considered by the Company in determining executive officer compensation are the ability to recruit individuals with the necessary talents and the need to retain and motivate the Company’s executive officers.  The

Company considers the competitive market for executives in setting each element of compensation indicated above.  However, the Company does not attempt to set each compensation element for each executive within a particular range related to levels provided by comparable companies.  Rather, the Company uses market comparisons as one factor in making compensation decisions.  The Company also considers other factors in making individual executive compensation decisions, including individual contribution and performance, management skills, internal pay equity, the undertaking of new roles and responsibilities, importance of the executive’s role and responsibilities to the Company’s future success and the executive’s experience, including prior work experience, length of service to the Company, leadership and growth potential.
Under the Company’s compensation structure, the mix of base annual salary, annual variable performance awards and long-term stock-based incentive awards varies depending upon level of responsibility and experience.  In allocating compensation among these elements, the Company believes that the compensation of members of senior management who have the greatest ability to influence the Company’s performance should have a greater proportion of their compensation based on Company performance than lower levels of management.  There is, however, no pre-established policy for the allocation between either cash and non-cash or short-term and long-term compensation.  The mix of compensation determined by the Company is between base annual salary compensation and incentive compensation.  Long-term equity incentive compensation is determined separately and may not be awarded every year.
Base Annual Salary.  The objective of base annual salary is to secure the services of the Company’s executive officers and reflect job responsibilities, individual performance, market competitiveness, the value of such services to the Company’s business and the size of the Company’s business.  Salaries for executive officers are generally determined on an individual basis by evaluating each executive’s scope of responsibility, performance, prior experience and salary history, as well as, competitive market information.  The Compensation Committee also considers the recommendations of the Chief Executive Officer (except in the case of the Chief Executive Officer’s own compensation).  The Chief Executive Officer is not present during any voting or deliberations by the Compensation Committee with respect to the Chief Executive Officer's compensation.
Annual Non-Equity Incentive Compensation, Retention and Discretionary Awards.  The Company’s compensation structure provides for the opportunity for executive officers to be awarded annual incentive compensation pursuant to incentive compensation plans established each year (“Annual Incentive Compensation Plans”).  Annual Incentive Compensation Plans are generally performance-based, and all awards are ultimately made at the sole discretion of the Compensation Committee.  The objective of the annual incentive compensation awards under these plans is to enhance retention and motivate individuals to achieve specific goals established by the Compensation Committee.  These goals may consist of any or all of the following:  (i) Company-wide performance goals; (ii) specific individual goals that are intended to advance the Company’s business and create long-term stockholder value and (iii) overall individual performance.  The Compensation Committee from time to time also considers various other discretionary, retention or incentive compensation alternatives for the Company’s executive officers.
The Compensation Committee establishes a target annual incentive compensation award opportunity for each executive officer based on a percentage of base annual salary.  The target annual incentive compensation award opportunity percentages range between 55% and 70% of base salary for named executive officers other than the Chief Executive Officer, and 80%-85% of base annual salary for the Chief Executive Officer.  The target award opportunities for the named executive officers were established by the Compensation Committee after reviewing survey data provided by the Company’s Independent Compensation Consultant, and, in the case of named executive officers other than the Chief Executive Officer, input from the Chief Executive Officer.  The Company believes this is a meaningful incentive to achieve the incentive compensation goals and an appropriate and reasonable allocation to performance-based annual cash incentive compensation to motivate executive officers.
Typically, the Compensation Committee, with the participation of the Chief Executive Officer, sets compensation performance goals for the Company for the year. Generally, unless specific individual performance goals are established, the target annual incentive compensation award opportunity for executive officers has been based upon the attainment of Company-wide performance goals, which reflects the Company’s belief that executive officers are accountable for the Company’s overall operating performance. If the Compensation Committee elects to allocate any portion of executive officers’ target annual incentive compensation award opportunity to specific individual performance goals, the Compensation Committee sets the individual performance goals for the Chief Executive Officer, and the Chief Executive Officer, after consultation with the Compensation Committee, sets the specific individual performance goals for the other executive officers.  Generally, if specific individual performance goals are established, 33% or less of the incentive compensation for each executive officer has been based upon specific individual performance goals to make executive officers accountable for achieving business objectives.  The Company believes this is an appropriate and reasonable allocation that aligns the annual incentive compensation of executive officers with individual performance.  The individual performance goals are based on and reflect each individual’s responsibilities and, to the extent applicable, contribution to revenue, and may at times include such factors as leadership, team work, growth initiatives and other activities that are considered important to contributing to the long-term performance of the Company.
For Company-wide goals, the Compensation Committee may adopt a formula that establishes an award payout range based on the level of performance attained, with a minimum below which no payment is made and a maximum beyond which no additional incentive compensation is paid.  In determining the extent to which the Company-wide performance goals are met for a given period, the Compensation Committee exercises its judgment whether to reflect or exclude specific circumstances that the Company experienced during the year as well as the impact of unusual or infrequently occurring events or other particular circumstances affecting the Company’s business, changes in accounting principles, acquisitions, dispositions, impairment of assets, restructuring charges and litigation costs and successes, and may also consider the relative risks in achieving the goals reflected in the Company’s annual operating plan.
Long-Term Equity Incentive Awards.  The Company believes that equity-based compensation in the form of stock options or restricted stock links the interests of executive officers with the long-term interests of the Company’s stockholders, supports a pay-for-performance culture, fosters employee stock ownership, focuses the management team on increasing value for the stockholders and encourages executive officers to remain in the Company’s employ.  In addition, stock options and restricted stock awards help to provide a long-term balance to the overall compensation program.  While cash bonus payments are focused on short-term performance, the multi-year vesting schedule of stock options and the forfeiture restrictions on restricted stock create incentive for increases in stockholder value over a longer term.
The Company grants stock options that are performance-based, service-based or a combination of the two. Although the Company views all stock options as performance-based because they require the stock price to increase in order for the recipient to realize value from the stock options, the Company has granted stock options subject to vesting based on level of achievement of specified Company goals that encourage preservation and enhancement of stockholder value. Service-based vesting also encourages executive retention. Restricted stock that is subject to forfeiture in the event an executive officer leaves the Company prior to the lapse of the forfeiture restrictions provides similar retention and long-term motivational effects.  The Company views restricted shares as providing employment retention incentives and an incentive to increase share values because they become more valuable as the price of Autobytel’s Common Stock increases.
The level of long-term incentive compensation is determined based on an evaluation of competitive factors, the position and level of responsibility of each executive officer, the Company’s belief that stock options should be a significant part of the total mix of executive officer compensation and the goals of the compensation objectives described above.  The options are granted with exercise prices of not less than fair market value of the Company's stock on the date of grant.  Depending on the circumstances, in establishing grant levels, the Company may consider the equity ownership levels of the recipients, exercise prices of existing grants or prior grants that are fully vested.  The Company does not have a policy requiring executive officers or directors to hold shares acquired following option exercise or restricted stock vesting for any additional length of time, unless the shares are specifically subject to a resale restriction, and there are no ownership guidelines for executives or directors, as this is not viewed as competitive for a public company of Autobytel’s size.
Stock options typically have been granted to executive officers when the executive first joins the Company, upon promotions to more senior executive positions and annually.  At the discretion of the Compensation Committee, executive officers may also be granted stock options to provide greater incentives to continue their employment with the Company and to strive to increase the value of the Company’s Common Stock. The number of shares subject to each stock option granted is within the discretion of the Compensation Committee and is based on anticipated future contribution and ability to impact the Company’s results, past performance or consistency within the officer’s internal pay level.  The Compensation Committee considers these factors, as well as applicable contractual requirements, the value of long-term incentive grants, the compensation expense associated with awards, leverage and stockholder dilution.  Option grants prior to the adoption of the Company’s 2010 Equity Incentive Plan typically had a term of ten years, but options granted after the adoption of the 2010 Equity Incentive Plan expire no later than seven years from the date of grant.  Stock options generally vest and become exercisable over a three-year period.
The Compensation Committee approves all stock options, subject to limited delegation to the Non-Executive Stock Option Committee, which consists of the Company’s Chief Executive Officer, for stock option grants to non-executive officers.  Generally, option grants to new hires who are executive officers are approved by the Compensation Committee prior to the date of hire and granted on the date of hire.
Securities Trading Restrictions and Option Forfeiture Provisions
The Company’s securities trading policy precludes executive officers from transaction involving puts or calls, short sales, and margin pledges or purchases of Company common stock.  All trades by executive officers must be pre-cleared.

For stock options granted to the named executive officers in 2013, the stock option award agreements provide for forfeiture of unexercised options and recovery of gain from exercised options if at any time within twelve months after the named executive officer exercises the options, or within twelve months of the date of termination of employment with the Company, as applicable, it is determined that the named executive officer engaged in any misconduct that resulted in an accounting restatement due to material noncompliance with any financial reporting requirement under applicable securities laws.
2013 Compensation Decisions
For 2013, the Company determined the compensation of the Company’s 2013 named executive officers in accordance with the general compensation philosophy and objectives described above.  These decisions were made in the context of an improving economy in general and the automotive industry in particular, the achievement of revenue growth and profitability for 2012 and 2013 and initiatives undertaken by the Company, including continued enhancements to autobytel.com, the Company’s flagship website, increases in visits, page views and page views per visit for autobytel.com, continued improvement in the quality of the Company’s automotive leads and closing of various strategic transactions, relationships and investments (including the acquisition of Advanced Mobile LLC and investments in, and strategic relationships with, SaleMove, Inc. and AutoWeb, Inc.), negotiation of the acquisition of AutoUSA LLC (which closed in January 2014).  In light of this business environment, 2013 compensation decisions and design emphasized the need to recruit, retain and motivate senior management and reflects increased competition in the hiring and retention of senior management.
2013 Base Annual Salary.  In January 2013, the Compensation Committee reviewed Mr. Coats’ base annual salary after consultation with Independent Compensation Consultant and an evaluation of a review of Chief Executive Officer compensation.  The review used a peer group, proposed by the Independent Compensation Consultant, which consisted of the following twenty U.S. based, publicly traded, internet software and services companies with an approximate range of 1/4X-4X the revenue of Autobytel and market cap below $260M at the time: Broadvision, BSquare, Cinedgm Digital, Crexendo (formerly Imergent), Daegis, Dubli, eGain Communications, Inuvo, iPass, Local.com, Looksmart, Lyris, NetSolutions, Rand Worldwide, Saba Software, Smith Micro, Soundbite Communication, Spark Networks, Thestreet.com and Zix.  The review indicated that Mr. Coats’ salary and target cash incentive compensation were both below the 60th percentile for the peer group.  However, Mr. Coats’ total direct compensation was below the 25th percentile due to a below-market annual long-term incentive award.  The Compensation Committee also reviewed Mr. Coats’ continued performance and contributions to the Company in leading its turnaround and achieving another year of revenue growth and profitability for 2012.  Based on its review, the Compensation Committee recommended to the Board, and the Board approved, an increase of $30,000 in Mr. Coats’ base annual salary from $420,000 to $450,000 effective January 1, 2013, which was his first increase in base annual salary since being hired as the Company’s President and Chief Executive Officer in 2008.
The Compensation Committee also reviewed the base annual salaries for Messrs. Fuller and DeWalt after consultation with Independent Compensation Consultant, review of informal compensation comparisons from proxy statements for similar positions and size companies in Southern California as to the compensation of Chief Legal Officers and General Counsels in Southern California and review of a published, generally available compensation report prepared by Barney & Barney LLC as to compensation of Chief Financial Officers in Southern California.  The Compensation Committee also reviewed the continued performance and contributions of Messrs. Fuller and DeWalt in assisting in the Company’s turnaround and achievement of another year of revenue growth and profitability for 2012.  Based on its review, the Compensation Committee approved increases in the base annual salaries of Messrs. Fuller and DeWalt for 2013 of $25,000 (from $255,000 to $280,000) and $18,000 (from $250,000 to $268,000), respectively, effective January 1, 2013.
The base annual salaries of Messrs. Steerman and Ferriolo for the year ended December 31, 2013 were determined by the Compensation Committee based on the input from the Chief Executive Officer and after consultation with Independent Compensation Consultant.  The Compensation Committee did not consider any increases in the base annual salaries for Messrs. Steerman or Ferriolo for 2013 compared to their 2012 base annual salaries.
2013 Annual Incentive Compensation Plan.  The 2013 Annual Incentive Compensation Plan (“2013 Incentive Plan”) was based on level of achievement of the following two Company-wide performance goals (“2013 Company Performance Goals”), each weighted 50%:  (i) percentage achievement of the Company’s revenue goal of $72,245,000 (“2013 Revenue Goal”) under the Company’s 2013 operating plan approved by the Board (“2013 Operating Plan”); and (ii) percentage achievement of the Company’s EBITDA (earnings before interest, taxes, depreciation and amortization) goal of $4,760,000 under the 2013 Operating Plan (“2013 EBITDA Goal”).  Award payout opportunities for each goal were based upon percentage of achievement of the goal compared to the corresponding percentage on a sliding scale that reduces awards payout opportunities by approximately 3% for every 1% that achievement falls below goal and increases award payout opportunities approximately 3% for every 1% that achievement exceeds the goal (“2013 Award Opportunity Scale”).  Achievement of a goal at or below 67% would result in no awards for that goal, and performance achievement over 100% is capped at 120%.  The sum of the weighted percentages derived from the 2013 Award Opportunity Scale for the 2013 Revenue

Goal and the 2013 EBITDA Goal was applied to the particular named executive officer’s target annual incentive compensation award opportunity to determine the officer’s 2013 award payout opportunity. The Compensation Committee selected these two goals and assigned them equal weighting under the 2013 Incentive Plan because the Compensation Committee believed they best reflected the criteria for measuring the Company’s overall performance and performance of strategic initiatives for 2013.
Award payouts to the 2013 named executive officers under the 2013 Incentive Plan up to and including 100% achievement of the 2013 Revenue Goal and 2013 EBITDA Goal were made 75% in cash and the remainder in performance-based options that were granted January 24, 2013 at an exercise price of $4.00 per share (“2013 Performance-Based Options”), which was the closing price of the Company’s Common Stock on The NASDAQ Capital Market on the date of grant.  Award payouts over 100% achievement of the 2013 Revenue Goal and 2013 EBITDA Goal were paid 100% in cash. The 2013 Performance-Based Options were determined based on the Black-Scholes value of the options as of the date of grant and were subject to two vesting requirements and conditions:  (i) percentage achievement of the 2013 Revenue Goal and 2013 EBITDA Goal compared to the corresponding percentages on the 2013 Award Opportunity Scale; and (ii) service-based vesting over a three-year period commencing on the date of grant.
The Compensation Committee (i) set the target annual incentive compensation award opportunities for Messrs. Coats, Fuller, DeWalt, Steerman and Ferriolo under the 2013 Incentive Plan at 80%, 70%, 55%, 55% and 55% of base annual salary, respectively; and (ii) granted Messrs. Coats, Fuller, DeWalt, Steerman and Ferriolo 22,500, 12,250, 9,213, 8,594 and 8,594 2013 Performance-Based Options, respectively.  The number of 2013 Performance-Based Options granted to Messrs. Coats, Fuller, DeWalt, Steerman and Ferriolo was based on the Black-Scholes value of the options as of the date of grant, which value represented approximately 25% of each named executive officer's target annual incentive compensation award opportunity.
In determining incentive compensation award payouts under the 2013 Incentive Plan, the Compensation Committee considered the following:  (i) (1) 2013 revenues represented a 108.5% achievement of the 2013 Revenue Goal and resulted in a 125.4% targeted award payout for the 2013 Revenue Goal from the 2013 Award Opportunity Scale; and (2) 2013 EBITDA represented a 111.0% achievement of the 2013 EBITDA Goal and resulted in a 133.0% targeted award payout for the 2013 EBITDA Goal from the 2013 Award Opportunity Scale, which results combined resulted in a 129.2% combined target award payout under the 2013 Incentive Plan; (ii) the contributions of the 2013 named executive officers to the Company’s overall financial and operating performance, and (iii) the initiatives undertaken by the Company in 2013 discussed above in the first paragraph under the heading “2013 Compensation Decisions.”
Based on its evaluation of the foregoing items, the Compensation Committee (i) approved cash award payouts under the 2013 Incentive Plan to Messrs. Coats, Fuller, DeWalt, Steerman and Ferriolo of $375,120, $204,232, $153,591, $143,275 and $143,275, respectively; and (ii) confirmed that 22,500, 12,250, 9,213, 8,594 and 8,594 of the 2013 Performance-Based Options originally granted to Messrs. Coats, Fuller, DeWalt, Steerman and Ferriolo, respectively, would be awarded and vest in accordance with the service-based vesting schedule for the 2013 Performance-Based Options.
2013 Discretionary Incentive Compensation Awards.  In addition to the foregoing awards under the 2013 Annual Incentive Plan, Mr. Coats recommended, and the Compensation Committee approved, discretionary supplemental individual performance awards to Messrs. Fuller, DeWalt and Ferriolo in the amounts of $35,000, $10,000 and $83,000, respectively. The discretion award to (i) Mr. Fuller was in recognition of his individual contributions to the Company’s overall performance in 2013 and his efforts in negotiating and closing various strategic transactions and investments made by the Company; (ii) Mr. DeWalt was in recognition of his efforts implementing upgrades to the Company’s accounting systems on time and under budget; and (iii) Mr. Ferriolo, in recognition of his individual contributions to the Company’s overall performance in 2013.
2013 Long-Term Equity Incentive Awards. No stock options or other equity-based compensation was awarded to any of the 2013 named executive officers in 2013 other than the 2013 Performance-Based Options granted under the 2013 Annual Incentive Compensation Plan.
Severance and Change in Control Terms.  The Company has entered into agreements with various key employees, including the executive officers, that provide for severance benefits under certain qualifying employment termination events.  In addition, certain of the agreements also provide for payments and benefits in the event of certain qualifying employment termination in connection with a change in control.  The agreements are designed as a recruiting and retention mechanism to assist the Company in providing enough employment security to compete for highly qualified executive officers and induce them to invest themselves in a career with the Company, to assist in retention of the Company’s executive officers during the uncertainty that might accompany any possible change in control, and to offset any motivation executive officers might otherwise have to resist a change in control that could result in loss of their employment.  Information regarding applicable terms of such agreements for the Company’s named executive officers is provided below under the section of this Proxy Statement entitled “EXECUTIVE COMPENSATION–Potential Payments Upon Termination or Change in Control.”

Under Mr. Coats’ employment agreement, Mr. Coats is entitled to specified payments upon the occurrence of certain qualifying termination events, including a qualifying termination in connection with or following a change in control.  The Compensation Committee approved these terms in connection with its evaluation of Mr. Coats’ amended and restated employment agreement in consultation with Independent Compensation Consultant.  Mr. Coats’ employment agreement contains confidentiality and non-solicitation provisions that extend beyond termination.  See the section below entitled “Tax and Accounting Implications–IRC Sections 280G and 4999” regarding the Compensation Committee’s consideration of IRC Sections 280G and 4999 in structuring Mr. Coats’ employment and severance package.  Mr. Coats’ employment agreement provides for a lump sum payout to Mr. Coats in the event of a termination of Mr. Coats’ employment in connection with a change in control of the Company equal to 1.75 times the sum of his base annual salary and his target annual incentive compensation opportunity.
The severance benefits agreements for Messrs. Fuller, DeWalt, Steerman and Ferriolo provide that they are entitled to lump sum payments equal to their base annual salary upon the occurrence of certain qualifying termination events, including a qualifying termination in connection with or following a change in control of the Company.  The severance agreements for Messrs. Fuller and DeWalt provide for gross-ups to offset any excise tax on excess parachute payments to preserve the net value to them of these severance benefits so that the value of the motivational and retention aspects of the severance compensation packages for these executive officers would not be diminished. No severance agreement with a change in control excise tax gross-up provision was amended in 2013.
In the event of a change in control of the Company prior to the determination of awards under the Company’s then-current annual incentive compensation plan, the Compensation Committee will determine the level of achievement of the applicable plan for purposes of such officers’ awards and the applicable award payouts, if any, as of the change in control event. Unvested stock options will be accelerated and become fully vested and exercisable as of the change in control event unless the options are assumed by the acquirer.
See the section of this Proxy Statement entitled “EXECUTIVE COMPENSATION–Potential Payments Upon Termination or Change in Control” for more information regarding the terms of the foregoing severance and change in control agreements and arrangements.
Benefits and Perquisites.  Except as discussed below, executive officers typically participate in employee benefit plans that are generally available to all employees on the same terms.
All employees above the senior manager level are provided with enhanced supplemental short and long-term disability insurance by the Company in addition to the Company’s standard short- and long- term disability insurance in order to attract and retain them.  For those executive officers who qualify for the coverage, the Company also provides an additional supplemental long-term disability plan that offers a benefit of up to 75% of the executive’s base annual salary, up to a maximum benefit of $5,000 per month.  The benefit begins ninety (90) calendar days after the onset of the disability and can continue up to age 65.
In connection with Mr. Coats’ employment by the Company, Mr. Coats relocated to Orange County, California from New Jersey, and the Company agreed to the payment or reimbursement of customary relocation expenses directly related to Mr. Coats’ relocation, sale of his New Jersey residence and other miscellaneous moving expenses and temporary housing allowances. The Company did not provide Mr. Coats any allowance or reimbursement for any loss Mr. Coats experienced in connection with the sale of his New Jersey residence but, as agreed upon at the time of his employment, the Company reimbursed Mr. Coats approximately $96,000 in costs and expenses related to the sale of Mr. Coats’ residence in March 2013 (together with the payment to Mr. Coats of approximately $83,000 in reimbursement of Mr. Coats’ tax obligations associated with the Company’s payment of such costs and expenses). Other than these March 2013 costs and expenses, all relocation expense reimbursements and allowances terminated as of December 31, 2012.
Tax and Accounting Implications
IRC Section 162(m) Limitation.  The Compensation Committee has considered the potential impact of Section 162(m) of the IRC on the compensation paid to the Company’s executive officers.  In general, Section 162(m) disallows a tax deduction for the compensation paid to certain executives of publicly-held companies in excess of $1.0 million in any taxable year.  The $1.0 million limitation applies per executive per year and only to the compensation paid to the chief executive officer and to each of the next three most highly compensated officers other than the chief financial officer, and provided that compensation is not performance-based.  In general, it is the Compensation Committee’s policy to qualify executive compensation for deductibility under applicable tax laws.  The Compensation Committee believes, however, that stockholder interests are best served by not restricting its discretion and flexibility in crafting compensation programs even though those programs may result in certain non-deductible compensation expenses.  Therefore, the Compensation Committee has from time to time approved elements of compensation for certain officers that may not be fully deductible and reserves the right to do so in the future in appropriate circumstances.  In addition, although some amounts recorded as compensation by the Company to certain of the Company’s executive officers may be limited by Section 162(m), that limitation currently does not result in the current payment of increased federal income taxes by the Company due to the Company’s significant net operating loss carry forwards.
IRC Sections 280G and 4999.  The Compensation Committee has considered the potential impact of Sections 280G and 4999 of the IRC in structuring the compensation and severance packages for the Company’s executives.  Section 280G disallows a tax deduction by the payor for “excess parachute payments” made to executives, and Section 4999 imposes a 20% non-deductible excise tax on the executive receiving an excess parachute payment.  In general, a parachute payment to an executive is a payment to the executive in the nature of compensation that is contingent on a change in control and exceeds three times the executive’s base annual salary amount.  An executive’s base annual amount is generally the average compensation received by the executive from the Company during the five-year period preceding the change in control.  An excess parachute payment is any amount over the portion of the base amount allocated to that parachute payment.
In general, it is the Compensation Committee’s policy to qualify its executives’ compensation for deductibility under applicable tax laws.  The Compensation Committee believes, however, that stockholder interests are best served by not restricting its discretion and flexibility in crafting compensation programs, even though those programs may result in certain non-deductible compensation expenses.  Therefore, the Compensation Committee has from time to time approved elements of compensation for certain officers that may not be fully deductible and that provide for the Company to “gross up” the payment made to the executive to compensate the executive for the 20% excise tax, and the Compensation Committee reserves the right to do so in the future in appropriate circumstances.
In connection with the structuring of Mr. Coats’ compensation and severance package, the Compensation Committee considered the effects of Sections 280G and 4999.  In light of the estimated expense to the Company, the Compensation Committee elected not to provide Mr. Coats with a gross-up payment in the event any amount of severance payments or compensation made to Mr. Coats were found to be excess parachute payments, but did not want to diminish the value of the motivational and retention aspects of Mr. Coats’ severance compensation package.  Therefore, certain aspects of Mr. Coats’ severance package were structured to mitigate the applicability of Sections 280G and 4999 to Mr. Coats' severance compensation.
Accounting for Stock-Based Compensation.  The Company accounts for its stock-based payments, including stock options and restricted stock, in accordance with the requirements of U.S. GAAP, including Financial Accounting Standard Board's Accounting Standards Codification Topic 718 “Compensation-Stock Compensation” (“FASB ASC Topic 718”).  The Company recognizes share-based compensation based on the fair value of awards, net of estimated forfeitures on a straight line basis over the requisite service periods, which is generally over the award's respective vesting period, or on an accelerated basis over the estimated performance periods for options with performance conditions.  Restricted stock fair value is measured on the grant date based on the quoted market price of Company’s Common Stock, and the stock option fair value is estimated on the grant date using the Black-Scholes option pricing model based on the underlying Common Stock closing price as of the date of grant, the expected term, stock price volatility and risk-free interest rates.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K adopted by the SEC, and, based on that review and discussions, recommended to the Board that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 and the Proxy Statement on Schedule 14A in connection with the Company’s 2014 Annual Meeting of Stockholders.
Compensation Committee
Janet M. Thompson
Michael J. Fuchs
Mark N. Kaplan
Jeffrey M. Stibel
The above report of the Compensation Committee will not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall this report be incorporated by reference in any of the Company’s filings under the Securities Act or the Securities Exchange Act except to the extent that the Company specifically incorporates the same by reference.

Summary Compensation
The table below and the accompanying footnotes summarize the compensation attributed for fiscal years 2011, 2012 and 2013, as applicable, to the Company’s executive officers who constitute named executive officers for the fiscal year ended December 31, 2013.
2013 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Named Executive Officers
Jeffrey H. Coats	2013	450,000	—	--	49,282	375,120	193,119 (3)	1,067,521
President, Chief Executive Officer and Director	2012	420,000	79,000	—	103,142	147,000	153,980 (4)	903,122
	2011	420,000		—	137,553	137,970	221,789 (5)	917,312

Curtis E. DeWalt	2013	268,000	10,000	—	20,179	153,591	5,144 (6)	456,914
Senior Vice President and Chief Financial Officer	2012	250,000	10,106	—	42,210	60,156	5,144 (7)	367,616
	2011	250,000	9,000	—	60,958	56,461	5,338 (8)	381,757

Glenn E. Fuller	2013	280,000	35,000	—	26,831	204,232	3,972 (9)	550,035
Executive Vice President, Chief Legal and Administrative Officer and Secretary	2012	255,000	13,120	—	54,795	78,094	3,972 (10)	404,981
	2011	255,000	12,000	—	94,709	73,297	3,872 (11)	438,878

John D. Steerman	2013	250,000	—	—	18,824	143,275	2,697 (12)	414,796
Senior Vice President, Mobile, Lead Operations and Product Development	2012	229,167	9,264	—	60,255	55,143	2,282 (13)	356,111

William A. Ferriolo	2013	250,000	83,000	—	18,824	143,275	2,349 (14)	497,448
Senior Vice President, Consumer Acquisitions	2012	250,000	34,278	—	42,210	60,156	2,044 (15)	388,688

(1)	The dollar amounts listed do not necessarily reflect the dollar amounts of compensation actually realized or that may be realized. The dollar amount reported for stock awards and option awards is the aggregate grant date fair value of awards granted during the year calculated in accordance with FASB ASC Topic 718. To facilitate year-to-year comparisons, prior year amounts have been recast to conform to current year presentation. See Note 7 of the “Notes to Consolidated Financial Statements” in Part IV, Item 15–Exhibits and Financial Statement Schedules of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, which accompanies this Proxy Statement, for assumptions made in these valuations.
(2)	Represents amounts related to level of achievement of corporate performance goals under the 2013 Incentive Plan. For information on the amounts earned in 2013, see the section of this Proxy Statement entitled “EXECUTIVE COMPENSATION–Compensation Discussion and Analysis- Annual Non-Equity Incentive Compensation, Retention and Discretionary Awards–2013 Annual Incentive Compensation Plan.”
(3)	Represents $182,755 for payment of relocation expenses and lodging costs, $5,335 for health insurance for dependent and $5,029 for supplemental insurance premiums.
(4)	Represents $144,411 for payment of relocation expenses and lodging costs, $4,540 for health insurance for dependent and $5,029 for supplemental insurance premiums.
(5)	Represents $212,450 for payment of relocation expenses and lodging costs, $4,127 for health insurance for dependent and $5,212 for supplemental insurance premiums.
(6)	Represents $5,144 for supplemental insurance premiums.
(7) Represents $5,144 for supplemental insurance premiums.
(8)	Represents $5,338 for supplemental insurance premiums.
(9) Represents $3,972 for supplemental insurance premiums.
(10)	Represents $3,972 for supplemental insurance premiums.
(11) Represents $3,872 for supplemental insurance premiums.
(12)	Represents $2,697 for supplemental insurance premiums.

(13) (14)	Represents $2,282 for supplemental insurance premiums. Represents $2,349 for supplemental insurance premiums
(15)	Represents $2,044 for supplemental insurance premiums.

Grants of Plan-Based Awards in 2013
The following table sets forth for each of the named executive officers information concerning plan-based awards, including stock and stock option awards, granted during 2013.  During 2013, the Company granted options at exercise prices equal to the fair market value of a share of the Company’s Common Stock as determined by the closing price on The NASDAQ Capital Market on the date of grant.  The term of each option granted is seven years from the date of grant, depending on the stock option plan from which the stock options were granted.  The vesting of restricted stock awards and certain option awards accelerates if there is a change in control of the Company or involuntary termination of employment.  Option awards may be cancelled before their expiration dates if the optionee's status as an employee is terminated or upon the optionee’s death or disability.

2013 Grants of Plan-Based Awards Table
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards (1)(2)			All Other Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Awards ($/Share)	Closing Price on Grant Date ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Named Executive Officers

Jeffrey H. Coats	01/24/13	900	90,000	486,000	225	22,500	22,500	––	4.00	4.00	49,282

Curtis E. DeWalt	01/24/13	369	36,850	198,990	92	9,213	9,213	––	4.00	4.00	20,179

Glenn E. Fuller	01/24/13	490	49,000	264,600	123	12,250	12,250	––	4.00	4.00	26,831

John D. Steerman	01/24/13	344	34,375	185,625	86	8,594	8,594	––	4.00	4.00	18,824

William Ferriolo	01/24/13	344	34,375	185,625	86	8,594	8,594	––	4.00	4.00	18,824

(1)	All options were granted from the 2010 Equity Incentive Plan.
(2)	The number of Performance-Based Stock Options is determined based on the 2013 Incentive Plan. See “Compensation Discussion and Analysis” for a description of the 2013 Incentive Plan.
(3)	The dollar amount reported for option awards is the aggregate grant date fair value of awards granted during the year calculated in accordance with FASB ASC Topic 718.

Outstanding Equity Awards at 2013 Year-End
The following table sets forth, for each of the named executive officers, information concerning outstanding stock and option awards as of December 31, 2013.
2013 Outstanding Awards at Fiscal Year-End Table

Name	Grant Date	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date
		Exercisable	Unexercisable	Unearned
Named Executive Officers

Jeffrey H. Coats (1)	01/24/13 (2)	—	—	22,500	4.00	01/24/20
	01/10/12 (3)	24,081	13,611	—	3.90	01/10/19
	01/20/11 (4)	25,469	727	—	4.80	01/20/18
	04/03/09	63,226	—	—	1.75	04/03/19
	04/03/09	36,775	—	—	1.75	04/03/19
	04/03/09	100,000	—	—	1.75	04/03/19
	11/03/08	1,000	—	—	3.85	11/03/18
	11/01/07	1,000	—	—	11.60	11/01/17
	11/01/06	1,000	—	—	16.25	11/01/16
	03/21/06	1,000	—	—	23.05	03/21/16
	09/08/05	2,400	—	—	25.35	09/08/15
	11/01/04	2,000	—	—	34.50	11/01/14

Curtis E. DeWalt	01/24/13 (2)	—	—	9,213	4.00	01/24/20
	01/10/12 (3)	9,865	5,560	—	3.90	01/10/19
	12/07/11 (5)	1,340	660	—	3.80	12/07/18
	01/20/11 (4)	10,422	297	—	4.80	01/20/18
	09/22/09	11,395	—	—	3.10	09/22/19
	03/03/09	20,000	—	—	1.75	03/03/19
	09/29/08	20,000	—	—	5.30	09/29/18
	10/30/07	28,000	—	—	12.95	10/30/17

Glenn E. Fuller	01/24/13 (2)	—	—	12,250	4.00	01/24/20
	01/10/12 (3)	12,799	7,225	—	3.90	01/10/19
	12/07/11 (5)	1,340	660	—	3.80	12/07/18
	08/08/11 (5)	3,893	1,107	—	5.50	08/08/18
	01/20/11 (4)	13,521	386	—	4.80	01/20/18
	09/22/09	9,971	—	—	3.10	09/22/19
	03/03/09	17,500	—	—	1.75	03/03/19
	09/29/08	20,000	—	—	5.30	09/29/18
	05/13/08	15,000	—	—	9.55	05/13/18
	10/16/06	15,000	—	—	16.40	10/16/16

John D. Steerman	01/24/13 (2)	—	—	8,594	4.00	01/24/20
	07/26/12	4,737	5,263	—	3.71	07/26/19
	01/10/12 (3)	8,877	5,005	—	3.90	01/10/19
	12/07/11 (5)	6,674	3,326	—	3.80	12/07/18
	07/19/11	573	133	—	5.50	07/19/18
	04/15/11	8,892	1,108	—	6.75	04/15/18
	01/20/11 (4)	5,442	155	—	4.80	01/20/18
	09/22/09	8,000	—	—	3.10	09/22/19
	03/03/09	4,000	—	—	1.75	03/03/19
	09/29/08	5,000	—	—	5.30	09/29/18
	07/16/07	500	—	—	21.75	07/16/17
	07/02/07	1,500	—	—	21.50	07/02/17

Name	Grant Date	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date
		Exercisable	Unexercisable	Unearned

William A. Ferriolo	01/24/13 (2)	—	—	8,594	4.00	01/24/20
	01/10/12 (3)	9,865	5,560	—	3.90	01/10/19
	12/07/11 (5)	6,674	3,326	—	3.80	12/07/18
	01/20/11 (4)	5,964	170	—	4.80	01/20/18
	09/17/10 (5)	50,000	—	—	4.20	09/17/17

(1)	The outstanding equity awards granted prior to the year ended December 31, 2008 were granted to Mr. Coats pursuant to his service as a non-executive member of the Company’s Board of Directors.
(2)	2013 Performance-Based Options granted January 24, 2013 are subject to two vesting requirements and conditions: (i) percentage achievement of Company performance goals for 2013; and (ii) time vesting based on the following schedule: (a) thirty-three and one-third percent (33 1/3%) of the option awarded based on Company performance became exercisable on the first anniversary of the date of grant, and (b) one thirty-sixth (1/36) of the entire amount of such awarded options vest and become exercisable at each successive monthly anniversary of the grant date thereafter for the following twenty-four (24) months. The vesting of these stock options will accelerate under certain circumstances as may be provided under the Company’s 2010 Equity Incentive Plan (the stock option plan from which the 2013 Performance-Based Options were granted) or the applicable award agreements, including upon a change in control if coupled with a termination of employment by the Company without cause or by the named executive officer for good reason or if the acquirer does not assume, retain or exchange the options.
(3)	2012 Performance-Based Options granted January 10, 2012 are subject to two vesting requirements and conditions: (i) percentage achievement of Company performance goals for 2012; and (ii) time vesting based on the following schedule: (a) thirty-three and one-third percent (33 1/3%) of the option awarded based on Company performance became exercisable on the first anniversary of the date of grant, and (b) one thirty-sixth (1/36) of the entire amount of such awarded options vest and become exercisable at each successive monthly anniversary of the grant date thereafter for the following twenty-four (24) months. The vesting of these stock options will accelerate under certain circumstances as may be provided under the Company’s 2010 Equity Incentive Plan (the stock option plan from which the 2012 Performance-Based Options were granted) or the applicable award agreements, including upon a change in control if coupled with a termination of employment by the Company without cause or by the named executive officer for good reason or if the acquirer does not assume, retain or exchange the options.
(4)	2011 Performance-Based Options granted January 20, 2011 are subject to two vesting requirements and conditions: (i) percentage achievement of Company performance goals for 2011; and (ii) time vesting based on the following schedule: (a) thirty-three and one-third percent (33 1/3%) of the options awarded based on Company performance became exercisable on the first anniversary of the date of grant, and (b) one thirty-sixth (1/36) of the entire amount of such awarded options vest and become exercisable at each successive monthly anniversary of the grant date thereafter for the following twenty-four (24) months. The vesting of these stock options will accelerate under certain circumstances as may be provided under the Company’s 2010 Equity Incentive Plan (the stock option plan from which the 2011 Performance-Based Options were granted) or the applicable award agreements, including upon a change in control if coupled with a termination of employment by the Company without cause or by the named executive officer for good reason or if the acquirer does not assume, retain or exchange the options.
(5)	One-third (1/3) of the stock options granted cliff vest on the first anniversary following the grant date, and the remaining two-thirds (2/3) vest ratably over twenty-four (24) months thereafter. The vesting of the stock options will accelerate upon a change in control of Autobytel. In addition, the vesting of stock options will accelerate upon (i) a termination of employment without cause by the Company or for good reason by the named executive officer; or (ii) a change in control if coupled with a termination of employment by the Company without cause or by the named executive officer for good reason or if the acquirer does not assume, retain or exchange the options as provided in the applicable plan pursuant to which the options were granted or the applicable option award agreement.
Option Exercises and Stock Vested in 2013
There were no option exercises or stock vestings for any named executive officer during 2013.

Employment Agreements
The Company has entered into written employment agreements with the named executive officers identified below.  The employment of these executive officers is “at will” and not for a specified term.  Under the terms of their respective agreements, each executive is entitled to all customary benefits afforded generally to executive officers of the Company, including any qualified or non-qualified pension, profit sharing and savings plans, any death benefit and disability benefit plans, life insurance coverages, any medical, dental, health and welfare plans or insurance coverages and any stock purchase programs that are approved in writing by the Board.  The Company will pay or reimburse each of these executives for all reasonable business expenses incurred while employed by the Company.  The employment agreements with these executive officers also provide for specified payments and continuation of benefits in the event of a termination of the officer’s employment with the Company by the Company without cause or by the officer for good reason, including any such termination in connection with a change in control of the Company.  For a description of these termination and change in control provisions see the section of this Proxy Statement below entitled “Potential Payments Upon Termination or Change in Control.”  Each of the employment agreements described above contains confidentiality and nonsolicitation provisions that extend beyond termination of employment.
Jeffrey H. Coats.  Mr. Coats’ employment with the Company is governed by the terms of an employment agreement that was restated and amended as of April 3, 2104 upon expiration of his prior employment agreement (Mr. Coats’ employment agreement, as amended and restated, is referred to in this Proxy Statement as the “Coats Employment Agreement”).  The Coats Employment Agreement governs the terms of Mr. Coats’ employment until April 3, 2017.  Mr. Coats received an annual base salary of $450,000 for the year ended December 31, 2013, and effective as of January 21, 2014, Mr. Coats’ annual base salary was increased to $495,000. Mr. Coats is also eligible to receive an annual incentive compensation opportunity targeted at 85% of his annual base salary based upon annual performance goals and the achievement of those goals, as established and determined by the Compensation Committee.
Glenn E. Fuller.  The Company and Mr. Fuller entered into an employment agreement dated as of October 10, 2006 in connection with his joining the Company as the Company’s Vice President, Legal Affairs, which agreement has been amended at various dates in connection with Mr. Fuller’s various promotions within the Company.  In addition, the Company and Mr. Fuller have entered into an Amended and Restated Severance Agreement dated as of September 29, 2008, as amended.  Mr. Fuller received an annual base salary of $280,000 for the year ended December 31, 2013, and effective as of January 21, 2014, Mr. Fuller’s annual base salary was increased to $305,000.  Mr. Fuller is also currently eligible to receive an annual incentive compensation opportunity targeted at 70% of his annual base salary based upon annual performance goals and the achievement of those goals, as established and determined by the Compensation Committee.
Curtis E. DeWalt.  The Company and Mr. DeWalt entered into an employment agreement dated as of October 4, 2007 in connection with his joining the Company as the Company’s Vice President, Finance, which agreement has been amended at various dates in connection with Mr. DeWalt’s various promotions within the Company.  In addition, the Company and Mr. DeWalt have entered into an Amended and Restated Severance Agreement dated as of September 29, 2008, as amended.  Mr. DeWalt received an annual base salary of $268,000 for the year ended December 31, 2013, and effective as of January 21, 2014, Mr. DeWalt’s annual base salary was increased to $290,000. Mr. DeWalt is also currently eligible to receive an annual incentive compensation opportunity targeted at 55% of his annual base salary based upon annual performance goals and the achievement of those goals, as established and determined by the Compensation Committee.
John D. Steerman.  The Company and Mr. Steerman entered into an employment agreement dated as of May 21, 2007 in connection with his joining the Company as the Company’s Director of Lead Operations, which agreement has been amended at various dates in connection with Mr. Steerman's various promotions within the Company.  In addition, the Company and Mr. Steerman have entered into a Severance Agreement dated as of October 1, 2009, as amended.  Mr. Steerman received an annual base salary of $250,000 for the year ended December 31, 2013, and effective as of January 21, 2014, Mr. Steerman’s annual base salary was increased to $265,000. Mr. Steerman is also currently eligible to receive an annual incentive compensation opportunity targeted at 55% of his annual base salary based upon annual performance goals and the achievement of those goals, as established and determined by the Compensation Committee.
William A. Ferriolo.  The Company and Mr. Ferriolo entered into an employment agreement dated as of September 17, 2010 in connection with his joining the Company as the Company’s Vice President, Cyber Ventures Division, which agreement has been amended at various dates in connection with Mr. Ferriolo’s various promotions within the Company.  In addition, the Company and Mr. Ferriolo have entered into a Severance Benefits Agreement dated as of September 7, 2010, as amended.  Mr. Ferriolo’s employment agreement, as amended, together with the Severance Benefits Agreement, as amended, are collectively referred to herein as the “Ferriolo Employment Agreement.”  Mr. Ferriolo received an annual base salary of $250,000 for the year ended December 31, 2013, and effective January 21, 2014, Mr. Ferriolo’s annual base salary was increased to $275,000.  Mr. Ferriolo is also currently eligible to receive an annual incentive compensation opportunity targeted at 55% of his annual base salary based upon annual performance goals and the achievement of those goals, as established and determined by the Compensation Committee.
Potential Payments Upon Termination or Change in Control
Payments and other benefits payable upon various termination and change in control situations are set out as if the conditions for payments had occurred and the terminations or change in control took place on December 31, 2013.  The amounts set forth below are estimates of the amounts which would be paid out to each named executive officer upon termination of employment or change in control of the Company.  The actual amounts to be paid out can be determined only at the time of such named Executive Officer’s separation from the Company or change in control.  In addition, it is possible that the Company and the executive may hereafter agree to payments and other benefits that differ materially from those described below.  The table below reflects the amount of compensation to each of the named executive officers in the event of termination of such executive’s employment by the Company without cause or by the named executive officer for good reason and, upon a change in control.  The disclosures below do not include any additional amounts payable by the Company to Messrs. Fuller and DeWalt in the event the payments are determined to be “excess parachute payments” pursuant to Section 280G of the IRC and do not take into consideration any requirements under Section 409A of the IRC, which could affect, among other things, the timing of payments and distributions.
Termination and Change in Control Estimated Payments Table
Name	Benefit Description	Termination without cause by Company or for good reason by executive not in connection with a Change in Control ($)	Termination without cause by Company or for good reason by executive in connection with a Change in Control ($) .	Change in Control not in connection with Termination without cause by Company or for good reason by executive ($)

Jeffrey H. Coats (1)	Lump sum severance payment	495,000	1,602,563	—
	Stock-based awards	410,786	410,786	410,786
	Health and welfare benefits	30,484	30,484	—
	Outplacement Services	—	—	—

Curtis E. DeWalt (2)	Lump sum severance payment	290,000	290,000	—
	Stock-based awards	175,525	175,525	175,525
	Health and welfare benefits	27,755	27,755	—
	Outplacement Services	12,000	12,000	—

Glenn E. Fuller (2)	Lump sum severance payment	305,000	305,000	—
	Stock-based awards	239,605	239,605	239,605
	Health and welfare benefits	19,265	19,265	—
	Outplacement Services	12,000	12,000	—

John D. Steerman (2)	Lump sum severance payment	265,000	265,000	—
	Stock-based awards	261,811	261,811	261,811
	Health and welfare benefits	1,386	1,386	—
	Outplacement Services	12,000	12,000	—

William A. Ferriolo (2)	Lump sum severance payment	275,000	275,000	—
	Stock-based awards	197,530	197,530	197,530
	Health and welfare benefits	21,011	21,011	—
	Outplacement Services	12,000	12,000	—
(1)
If Mr. Coats’ employment is terminated by the Company without “cause” (as defined in the Coats Employment Agreement) during the term of the Coats Employment Agreement, or if Mr. Coats terminates his employment with “good reason” (as defined in the Coats Employment Agreement) during the term of the Coats Employment Agreement, Mr. Coats is entitled to a lump sum payment equal to his annual base salary, as well reimbursement or payment of the premiums for continuation of his medical, dental and vision insurance benefits under COBRA (Consolidated Omnibus Budget Reconciliation Act) for a period of twelve months after the employment termination date.  In the event of a termination of Mr. Coats’ employment, either without cause or by Mr. Coats for good reason, in connection with, or within eighteen months following, a change in control of the Company that occurs during the term of Mr. Coats’

employment, Mr. Coats is entitled to (i) a lump sum payment equal to 1.75 times the sum of his annual base salary and his target annual incentive compensation opportunity, and (ii) payment of premiums for continuation of benefits under COBRA will be extended for eighteen months.  The amount of the foregoing lump sum cash payout related to Mr. Coats’ targeted annual incentive compensation opportunity in the case of a termination of employment in connection with a change in control of the Company prior to payout of awards under the Annual Incentive Compensation Plan for the year in which the termination of employment occurs will be reduced by the sum of (i) the cash payout, if any, under the Annual Incentive Compensation Plan as of the change in control event; and (ii) if performance-based stock options are a component of such Annual Incentive Compensation Plan, the option spread (based on the difference between the per share transaction price of the Company's Common Stock and the option exercise price), if any, on Mr. Coats’ performance-based options granted under such Annual Incentive Compensation Plan (this option-related reduction not to exceed the amount of Mr. Coats’ target annual incentive compensation opportunity multiplied by the percentage of Mr. Coats’ target annual incentive compensation opportunity represented by the performance-based options).  The Company is not obligated to make additional payments to Mr. Coats to compensate for his additional tax obligations if Mr. Coats’ compensation is deemed to be excess parachute payments under the IRC.  Payment of the severance benefits is conditioned on Mr. Coats’ execution of a general release of claims in favor of the Company.  The Coats Employment Agreement contains confidentiality and non-solicitation provisions that extend beyond termination.
(2)	If the named executive officer's employment is terminated by the Company without “cause” (as defined in the named executive officer’s employment agreement, which definition includes a termination of employment in connection with or as a result of a change in control) during the term of the named executive officer’s employment agreement, or if the named executive officer terminates the named executive officer’s employment with “good reason” (as defined in the named executive officer’s employment agreement, which definition includes a failure or refusal of an acquirer of the Company to assume the named executive officer’s severance arrangements in connection with a change in control of the Company) during the term of the named executive officer's employment agreement, the named executive officer is entitled to (i) a lump sum payment equal to the named executive officer's annual base salary (determined as the highest annual base salary paid to the named executive officer while employed by the Company); (ii) continuation of Autobytel medical, dental, vision, life and disability insurance benefits for the named executive officer and the named executive officer's eligible dependents (at the time of termination) for twelve months; and (iii) outplacement services for twelve months. Payment of the severance benefits to a named executive officer is conditioned on the named executive officer’s execution of a release in favor of the Company. For stock options the amount represents the positive difference between the closing price of the Company's stock at year-end and the exercise price of the stock option. For Messrs. DeWalt and Fuller only, if it is determined that any amount paid, distributed or treated as paid or distributed (whether paid or payable or distributed or distributable pursuant to the terms of their respective employment agreements, any stock option agreement between the named executive officer and the Company or otherwise) by the Company to or for the benefit of the named executive officer is deemed to be parachute payments under the IRC, then the Company has agreed to make additional payments to such named executive officer to compensate for the named executive officer’s additional tax obligations.
Under the employment or severance benefits agreements with each of the named executive officers, “cause” will generally be deemed to exist when the individual has been convicted of, or pled nolo contendere to, a felony, has engaged in willful misconduct or gross dishonesty that has a materially injurious effect on the Company’s business or reputation, or has materially failed to consistently discharge the officer’s duties for thirty days after notice, subject to a cure period in some events; “termination without cause” will generally be deemed to occur if Autobytel terminates the named executive officer for any reason other than cause or no reason at all, or the termination by the executive officer for good reason.  “Good reason” will generally exist when the named executive officer’s duties and responsibilities, compensation or benefits have been materially decreased (including in the case of the Chief Executive Officer post a change in control, a material diminution of the budget over which the Chief Executive Officer retains authority); when the named executive officer has been required to relocate; when the Company has breached the Company’s agreement with the named executive officer; or a successor company fails to assume the officer’s agreement following a change in control.  In general, a “change in control” of the Company is deemed to occur if (i) the Company sells all or substantially all of the Company's assets; (ii) as a result of transactions a person or group becomes the beneficial owner of more than 50% of the Company’s Common Stock; or (iii) a majority of the Company’s directors in office are not nominated for election or elected to the Board with the approval of two-thirds of the directors who are in office just prior to the time of such nomination or election.
Unvested stock options may vest upon (i) a termination of employment without cause by the Company or for good reason by the named executive officer; or (ii) a change in control if coupled with a termination of employment by the Company without cause or by the named executive officer for good reason or if the acquirer does not assume, retain or exchange the options as provided in the applicable plan pursuant to which the options were granted or the applicable option award agreement. In the event of a change in control of the Company prior to the determination of awards under the Company’s then-current annual incentive compensation plan, the Compensation Committee will determine the level of achievement of the applicable plan for purposes of such officers’ awards and the applicable award payouts, if any, as of the change in control event.

Director Compensation
The following table provides summary information concerning compensation paid or accrued by the Company to or on behalf of the Company’s non-employee directors for the year ended December 31, 2013:
2013 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Michael J. Fuchs	83,000	11,700 (2)	94,700
Mark N. Kaplan	75,000	11,700 (2)	86,700
Jeffrey M. Stibel	33,000	11,700 (2)	44,700
Janet M. Thompson	58,000	11,700 (2)	69,700
Michael A. Carpenter	35,000	11,700 (2)	46,700
(1)
The dollar amounts listed do not necessarily reflect the dollar amounts of compensation actually realized or that may be realized by the Company’s directors.  The option award amounts represent the aggregate grant date fair value of the option awards, as estimated for financial statement purposes in accordance with FASB ASC Topic 718.  For additional information regarding assumptions made in these valuations, refer to Note 7 of the “Notes to Consolidated Financial Statements” in Part IV, Item 15–Exhibits and Financial Statement Schedules of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 accompanying this Proxy Statement.

(2)	5,000 option awards granted on June 20, 2013 at an exercise price of $4.76 per share.
The Company's directors who are not full time employees receive cash compensation for service on the Company’s Board or any committee or subcommittee thereof.  These directors receive the following fees:  (i) annual fee of $20,000 payable quarterly and (ii) $1,000 for each Board or committee meeting attended, whether by phone or in person, with the Chairman of the Board or committee, as applicable, receiving $2,000 for each such meeting rather than $1,000.  In addition, directors are reimbursed for expenses incurred in connection with attendance at Board and committee or subcommittee meetings.  In addition to the foregoing annual and meeting fees, each of the Chairman of the Board and the Chairman of the Audit Committee is entitled to a $25,000 annual retainer payable quarterly; the Chairman of the Compensation Committee is entitled to a $10,000 annual retainer payable quarterly; and the Chairman of the Corporate Governance and Nominations Committee is entitled to a $5,000 annual retainer payable quarterly.  The retainers were established based on market data provided by the Compensation Committee’s Independent Compensation Consultant and an internal assessment of the amount of time required by the individuals involved to devote to Company matters.
After consultation with the Independent Compensation Consultant, the Board approved the annual granting of up to 5,000 stock options to each non-employee director from the Company’s 2010 Equity Incentive Plan.  To receive these option grants, a director must be a non-employee director at the time of grant, and the director must have served on the Board for at least six months.  The option grant dates will be determined by the Board but are anticipated to be made in conjunction with the Company’s annual meeting of stockholders.  These options will have a term of seven years and will vest in their entirety and become exercisable on the first anniversary of the grant date, provided that the option holder continues to serve as a director on such applicable date.  The exercise price of these options shall be 100% of the fair market value per share of Common Stock on the date of the grant of the option.  The Board has also approved the initial award of options to purchase 6,000 shares of Common Stock to each non-employee director on the date on which the person first becomes a non-employee director.
Directors who are also full time employees do not receive any additional compensation for their service as directors.
After consultation with, and review of a survey of director compensation conducted by, the Independent Compensation Consultant, the Compensation Committee recommended, and the Board approved, the following changes to Company’s compensation program for non-employee directors for 2014:  (i) an increase in the annual cash retainer of $15,000 to $35,000; and (ii) an increase in the annual option grant from 5,000 to 7,000. The initial 6,000 option grant to new directors will be discontinued, and options to new directors will be pro-rated in the year the new director joins the Board.

Equity Compensation Plans
The following table summarizes information, as of December 31, 2013, relating to the Company’s equity compensation plans pursuant to which the Company’s Common Stock may be issued (or that have options outstanding under expired or terminated plans).

	Number of securities to be issued upon exercise of outstanding options and rights	Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Plan Category
Equity compensation plans approved by stockholders(1)	1,431,715	$ 5.00	—
Equity compensation plans not approved by stockholders(2)	200,088	$ 9.78	—

Total	1,631,803	$ 5.59	—
(1)	Includes the Company’s 1996 Stock Incentive Plan, 1998 Stock Option Plan, 1999 Stock Option Plan, 2000 Stock Option Plan, Amended and Restated 2001 Restricted Stock and Option Plan, 2004 Restricted Stock and Option Plan and 2010 Equity Incentive Plan. Only the 2010 Equity Incentive Plan is currently available for future stock option or other equity-based awards.
(2)	Includes the Company’s 1999 Employee and Acquisition Related Stock Option Plan and 2006 Inducement Stock Option Plan, neither of which plans are available for future stock option or other equity-based awards. Also includes 88,641 inducement stock options granted to Mr. Bret Dunlap, the Company’s Senior Vice President, Mobile, under Inducement Stock Option Agreements dated September 30, 2013, which options expire September 30, 2020.
2010 Equity Incentive Plan.  The Company’s 2010 Equity Incentive Plan (“2010 Equity Incentive Plan”) was adopted by the Board on March 31, 2010, and approved by the stockholders on June 24, 2010 at the 2010 annual meeting of stockholders.  The 2010 Equity Incentive Plan will expire on June 24, 2020, the 10th anniversary of the date of its approval by stockholders, except with respect to awards then outstanding, and no further awards may be granted thereafter.
The 2010 Equity Incentive Plan is the only equity compensation plan of the Company currently available for future stock option or other equity-based awards. If the 2014 Equity Incentive Plan is approved by the Company’s stockholders at the Annual Meeting, no new grants will be available under the 2010 Equity Incentive Plan and no new awards will be granted under the plan.
1999 Employee and Acquisition Related Stock Option Plan.  The Company’s 1999 Employee and Acquisition Related Stock Option Plan (“1999 Employee and Acquisition Option Plan”) was approved by the Board in September 1999 and was not submitted to the Company’s stockholders for approval.  The 1999 Employee and Acquisition Option Plan expired on September 22, 2009 and is no longer available for the granting of new options under this plan.  The term of awards granted under the 1999 Employee and Acquisition Option Plan may not exceed 10 years.  Awards under the 1999 Employee and Acquisition Option Plan may provide for the acceleration of the vesting of awards in the event of a termination of a participant’s employment by the Company without cause or by the participant for good reason.  The stock option agreements for options granted under the 1999 Employee and Acquisition Option Plan generally provide that the options must be exercised within three months of the end of the option holder's status as an employee or consultant of Autobytel, or within twelve months after such option holder’s termination by death or disability, but in no event later than the expiration of the option's term.  The 1999 Employee and Acquisition Option Plan states that, unless otherwise provided in the relevant stock option agreement, upon (i) a sale of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation, or (iii) a reverse merger in which the Company is the surviving corporation but the shares of the Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, all rights of optionees with respect to the unexercised portion of any option awarded under the 1999 Employee and Acquisition Option Plan will become immediately vested and may be exercised immediately, except to the extent that any agreement or undertaking of any party to any such merger, consolidation or sale or transfer of assets makes specific provisions for the assumption or continuation of the obligation of the Company with respect to the 1999 Employee and Acquisition Option Plan.

2006 Inducement Stock Option Plan.  In June 2006, the 2006 Inducement Stock Option Plan (“2006 Inducement Option Plan”) was approved by the Board and was not submitted to the Company’s stockholders for approval.  No new grants or awards will be made under the 2006 Inducement Option Plan.  The term of awards granted under the 2006 Inducement Option Plan may not exceed 10 years.  Awards under the 2006 Inducement Option Plan may provide for the acceleration of the vesting of awards in the event of a termination of a participant's employment by the Company without cause or by the participant for good reason.  The stock option agreements for options granted under the 2006 Inducement Option Plan generally provide that the options must be exercised within three months of the end of the option holder's status as an employee or consultant of Autobytel, or within twelve months after such option holder’s termination by death or disability, but in no event later than the expiration of the option's term.  The 2006 Inducement Option Plan states that, unless the award agreement provides differently, the unvested portion of the awards will immediately become vested upon any merger (other than a merger in which Autobytel is the surviving entity and the terms remain unchanged as compared to the terms prior to the merger), consolidation, or sale or transfer of the Company’s assets, except if the options are assumed by the acquiring party.  Unless the award agreement provides differently, upon any liquidation or dissolution of Autobytel, all the rights to any portion of unvested awards will end, and the awards will be canceled at the time of the liquidation or dissolution unless the relevant dissolution or liquidation plan provides otherwise.
Dunlap Inducement Stock Options.  In connection with his employment by the Company in September 2013, Mr. Bret Dunlap, the Company’s Senior Vice President, Mobile, was granted an aggregate of 88,641 performance-based inducement stock options under Inducement Stock Option Agreements dated September 30, 2013.  The options have an exercise price of $7.17, which was the closing price of the Company’s common stock on the NASDAQ Capital Market on the date of grant, and expire in September 2020.  The options are subject to two vesting requirements and conditions: (i) percentage achievement of 2014, 2015 and 2016 revenues and gross profit goals for the Company’s Mobile products and services business and (ii) service vesting. Unvested stock options may vest upon (i) a termination of employment without cause by the Company or for good reason by Mr. Dunlap; or (ii) a change in control, if coupled with a termination of employment by the Company without cause or if the acquirer does not assume, retain or exchange the options as provided in the stock option award agreements.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Based solely upon the Company’s review of forms filed by directors, officers and beneficial owners of more than ten percent of the Company’s Common Stock (“Section 16 Reporting Persons”) pursuant to Section 16 of the Securities Exchange Act and written representations, the Company is not aware of any failures by the Section 16 Reporting Persons to file on a timely basis the forms required to be filed by them pursuant to Section 16 of the Securities Exchange Act during the most recent fiscal year.
TRANSACTION OF OTHER BUSINESS AT ANNUAL MEETING
As of the date of this Proxy Statement, the Board is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the Annual Meeting.  Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.
FUTURE STOCKHOLDER NOMINATIONS AND PROPOSALS
In order to be included in Autobytel’s proxy materials for the 2015 annual meeting of stockholders, any proposal must be received by January [*], 2015 and otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act.
In addition, Autobytel’s bylaws establish advance notice procedures with regard to stockholder nominations for the election of directors or other business to be properly brought before an annual meeting.  For nominations or other business to be properly brought before the meeting by a stockholder, a stockholder must provide written notice delivered to the Secretary of Autobytel no less than ninety (90) nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting.  The notice must contain specified information and representations concerning the stockholder (and the beneficial owner, if any, on whose behalf the nomination or proposal is made), the nominee(s) or other business.  However, in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, the stockholder must deliver the notice not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by Autobytel.  Notwithstanding compliance with the foregoing advance notice provisions, unless required by applicable law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting to present the nomination or other business, the nomination will be disregarded and other business will not be transacted, notwithstanding that proxies in respect of the nomination or other business may have been received by Autobytel.

All notices of nominations or proposals by stockholders, whether or not to be included in Autobytel's proxy materials, should be sent to Autobytel Inc., 18872 MacArthur Boulevard, Suite 200, Irvine, California 92612-1400, Attention: Secretary.  A copy of the full text of the bylaw provision discussed above may be obtained by writing to the Secretary of Autobytel.
Autobytel reserves the right to reject, rule out of order or take other appropriate action with respect to any nominations or proposals that do not comply with these and other applicable requirements.
Because Autobytel did not have timely notice of any other matters to be brought before the Annual Meeting, the enclosed proxy card confers discretionary authority to vote on any other matters that may be presented at the meeting.
Please return your proxy as soon as possible.  Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted.  Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate, and return it in the enclosed prepaid return envelope. Prior to the Annual Meeting, stockholders may also provide voting instructions using the Internet at www.proxyvote.com or by calling 1.800.690.6903 as described in this Proxy Statement and accompanying proxy card. Please act promptly to ensure that you will be represented at this important meeting.

By Order of the Board of Directors
Jeffrey H. Coats
April [*], 2014	President and Chief Executive Officer

Appendix A

AUTOBYTEL INC.
2014 EQUITY INCENTIVE PLAN

Autobytel Inc. (“Company”), a Delaware corporation, hereby establishes and adopts the following 2014 Equity Incentive Plan (“Plan”).
1.            PURPOSE OF THE PLAN
The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as employees, directors, officers, consultants and/or advisors who are expected to contribute to the Company’s success and to achieve long-term objectives that will benefit stockholders of the Company through the additional incentives inherent in the Awards hereunder.
2.            DEFINITIONS
2.1.            “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.2.            “Award Agreement” means any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.

2.3.            “Board” means the board of directors of the Company.

2.4.            “Business Combination” has the meaning set forth in Section 11.3(c).

2.5.            “Change in Control” has the meaning set forth in Section 11.3.

2.6.            “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.7.            “Committee” means the Compensation Committee of the Board or a subcommittee thereof formed by the Compensation Committee to act as the Committee hereunder.  The Committee must consist of no fewer than two Directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director" for purpose of the rules of the principal U.S. national securities exchange on which the Shares are traded, to the extent required by such rules.

2.8.            “Company Voting Securities” has the meaning set forth in Section 11.3(b).

2.9.            “Consultant” means any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital raising transaction, (ii) does not directly or indirectly promote or maintain a market for the

Company’s securities, and (iii) otherwise qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares of stock on a Form S-8 registration statement.

2.10.            “Covered Employee” means an employee of the Company or its Subsidiaries who is a “covered employee" within the meaning of Section 162(m) of the Code.

2.11.             “Director” means a non-employee member of the Board.

2.12.            “Dividend Equivalents” has the meaning set forth in Section 12.5.

2.13.             “Employee” means any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary.

2.14.             “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.15.             “Fair Market Value” means, with respect to Shares as of any date, (i) the closing price of the Shares as reported on the principal U.S. national securities exchange on which the Shares are listed and traded on that date, or, if there is no closing price on that date, then on the last preceding date on which a closing price was reported; (ii) if the Shares are not listed on any U.S. national securities exchange but are quoted in an inter-dealer quotation system on a last sale basis, the final ask price of the Shares reported on the inter-dealer quotation system for such date, or, if there is no sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are neither listed on a U.S. national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of the Shares as determined by the Committee in its sole discretion. The Fair Market Value of any property other than Shares means the market value of that property determined by such methods or procedures as may be established from time to time by the Committee.

2.16.             “Incumbent Directors” has the meaning set forth in Section 11.3(a).

2.17.             “Incentive Stock Option” means an Option that when granted is intended to qualify as an incentive stock option for purposes of Section 422 of the Code.

2.18.             “Limitations” has the meaning set forth in Section 10.5.

2.19.             “Non-Qualifying Transaction” has the meaning set forth in Section 11.3(c).

2.20.             “Officer” means any officer of the Company or any Subsidiary.

2.21.             “Option” means any right granted to a Participant under the Plan allowing that Participant to purchase Shares at such price or prices and during such period or periods as the Committee may determine.

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2.22.             “Other Share-Based Awards” has the meaning set forth in Section 8.1.

2.23.             “Parent Corporation” has the meaning set forth in Section 11.3(c).

2.24.             “Participant” means an Employee, Officer, Director or Consultant who is selected by the Committee to receive an Award under the Plan.

2.25.             “Payee” has the meaning set forth in Section 13.2.

2.26.             “Performance Award” means any Award of Performance Cash, Performance Shares or Performance Units granted pursuant to Article 9.

2.27.            “Performance Cash” means any cash incentives granted pursuant to Article 9 payable to the Participant upon the achievement of such performance goals as the Committee may establish.

2.28.             “Performance Period” means the period established by the Committee during which any performance goals specified by the Committee with respect to a Performance Award are to be measured.

2.29.             “Performance Share” means any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant upon achievement of such performance goals as the Committee may establish.

2.30.             “Performance Unit” means any grant pursuant to Article 9 of a unit valued by reference to a designated amount of cash or property other than Shares, which value may be paid to the Participant upon achievement of such performance goals during the Performance Period as the Committee may establish.

2.31.             “Permitted Assignee” has the meaning set forth in Section 12.3.

2.32.             “Prior Plans” means, collectively, the Company’s 1996 Stock Incentive Plan, 1998 Stock Option Plan, 1999 Stock Option Plan, 2000 Stock Option Plan, Amended and Restated 2001 Restricted Stock and Option Plan, 2004 Restricted Stock and Option Plan, and 2010 Equity Incentive Plan.

2.33.             “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.34.             “Restricted Stock Award” has the meaning set forth in Section 7.1.

2.35.             “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant in Shares or cash as determined by the Committee in its sole discretion upon the satisfaction of vesting restrictions as the Committee may establish,
3

which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.36.             “Restricted Stock Unit Award” has the meaning set forth in Section 7.1

2.37.             “SEC” has the meaning set forth in Section 13.6.

2.38.             “Shares” means the shares of common stock of the Company, par value $0.001 per share.

2.39.             “Stock Appreciation Right” means the right granted to a Participant pursuant to Article 6.

2.40.             “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.  For purposes of this definition, the term “corporation” has the meaning prescribed in Section 7701(a)(3) of the Code and the regulations thereunder.

2.41.             “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.42.             “Surviving Corporation” has the meaning set forth in Section 11.3(c).

2.43.             “Vesting Period” means the period of time specified by the Committee during which vesting restrictions for an Award are applicable.
3.            SHARES SUBJECT TO THE PLAN
 3.1.             Number of Shares.

(a)            Subject to adjustment as provided in Section 12.2, a maximum total of 1,500,000 Shares are authorized for grant under the Plan, less one (1) Share for every one (1) Share that was subject to an option or stock appreciation right granted under the Prior Plans after December 31, 2013 and one and eight-tenths (1.8) Shares for every one (1) Share that was subject to an award other than an option or stock appreciation right granted under the Prior Plans after December 31, 2013.  Any Shares that are subject to Options or Stock Appreciation Rights must be counted against this limit as one (1) Share for every one (1) Share granted, and any Shares that are subject to Awards other than Options or Stock Appreciation Rights must be counted against this limit as one and eight-tenths (1.8) Shares for every one (1) Share granted.  After the effective date of the Plan (as provided in Section 13.13), no awards may be granted under any Prior Plan.
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(b)            If (i) any Shares subject to an Award are forfeited, an Award expires or an Award is settled for cash (in whole or in part), or (ii) after December 31, 2013 any Shares subject to an award under the Prior Plans are forfeited, or an award under the Prior Plans expires or is settled for cash (in whole or in part), the Shares subject to such Award or award under the Prior Plans will, to the extent of such forfeiture, expiration or cash settlement, again be available for Awards under the Plan, in accordance with Section 3.1(d) below.  In the event that withholding tax liabilities arising from an Award other than an Option or Stock Appreciation Right or, after December 31, 2013, an award other than an option or stock appreciation right under any Prior Plan are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, the Shares so tendered or withheld shall be added to the Shares available for Awards under the Plan in accordance with Section 3.1(d).  Notwithstanding anything to the contrary contained herein, the following Shares may not be added to the Shares authorized for grant under paragraph (a) of this Section 3.1: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option or after December 31, 2013, an option granted under the Prior Plans, or to satisfy any tax withholding obligation with respect to Options or Stock Appreciation Rights or, after December 31, 2013, options or stock appreciation rights under the Prior Plans, (ii) Shares subject to a Stock Appreciation Right, or after December 31, 2013, a stock appreciation right granted under the Prior Plans that are not issued in connection with its stock settlement on exercise thereof, and (iii) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or after December 31, 2013, options granted under the Prior Plans.

(c)        Substitute Awards will not reduce the Shares authorized for grant under the Plan or the Limitations applicable to a Participant under Section 10.5, nor will Shares subject to a Substitute Award again be available for Awards under the Plan to the extent of any forfeiture, expiration or cash settlement as provided in paragraph (b) above.  Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and will not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares may not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(d)        Any Shares that again become available for grant pursuant to this Section must be added back as (i) one (1) Share if such Shares were subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plans, and (ii) as one and eight-tenths (1.8) Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan or awards other than options or stock appreciation rights granted under the Prior Plans.

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3.2.          Character of Shares.  Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

3.3,          Limit on Awards to Non-Employee Directors.  Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any non-employee Director during any single calendar year shall not exceed $400,000; provided, however, that the limitation of this Section shall be $500,000 in the first year a person becomes a Director.
4.            ELIGIBILITY AND ADMINISTRATION
4.1.            Eligibility.  Any Employee, Officer, Director or Consultant is eligible to be selected as a Participant.

4.2.           Administration.

(a)            The Plan must be administered by the Committee.  The Committee has full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to:  (i) select the Employees, Officers, Directors and Consultants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares (or dollar value) to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan will be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award will be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee deems desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it deems appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(b)            Decisions of the Committee are final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary.  Meetings and actions of the Committee are governed by, and must be held and taken in accordance with the Company’s Bylaws and any rules adopted by the Board not inconsistent with the Company’s Bylaws.

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(c)            To the extent not inconsistent with applicable law, including Section 162(m) of the Code, or the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, the Committee may: (i) delegate to a committee of one or more directors of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards, and (ii) authorize one or more executive officers to do one or both of the following: (A) designate officers (other than officers subject to Section 16 of the Exchange Act) and employees of the Company or any Subsidiary to be recipients of Options, and (B) determine the number of such Options to be received by those officers and employees; provided that any resolution of the Committee authorizing such officer(s) must specify the total number of Options such officer(s) may so award and the Committee may not authorize an officer to designate himself or herself as a recipient of an Option.
5.            OPTIONS
5.1.            Grant of Options.  Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan.  Any Option is subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee deems desirable.

5.2.             Award Agreements.  All Options must be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee determines which are not inconsistent with the provisions of the Plan.  The terms and conditions of Options need not be the same with respect to each Participant.  Granting an Option pursuant to the Plan does not impose any obligation on the recipient to exercise that Option.  Any Participant who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

5.3.             Option Price.  Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article must not be less than 100% of the Fair Market Value of one Share on the date of grant of that Option; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns (or is deemed to own pursuant to Section 424(d) of the Code) stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, the option price per share must be no less than 110% of the Fair Market Value of one Share on the date of grant.  Other than pursuant to Section 12.2, the Committee may not without the approval of the Company's stockholders (i) lower the option price per Share of an Option after it is granted, (ii) cancel an Option when the option price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.3), or (iii) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded.

5.4.             Option Term.  The term of each Option must be fixed by the Committee in its sole discretion; provided that no Option may be exercisable after the expiration of seven (7) years from the date the Option is granted, except in the event of death or disability of the Participant; provided, however, that the term of the Option must not exceed five (5) years from
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the date the Option is granted in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns (or is deemed to own pursuant to Section 424(d) of the Code) stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary.

5.5.             Exercise of Options.

(a)          Vested Options granted under the Plan may be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant's executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased.  The notice of exercise must be in such form, made in such manner, and must comply with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time.

(b)        Unless otherwise provided in an Award Agreement, full payment of the purchase price must be made at the time of exercise and must be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation) valued at their then Fair Market Value, (iii) with the consent of the Committee, by delivery of other consideration  having a Fair Market Value on the exercise date equal to the total purchase price, (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement (including same-day sales through a broker) or as authorized by the Committee, including through any third party option administrator authorized by the Committee, or (vi) any combination of any of the foregoing.  The notice of exercise, accompanied by such payment, must be delivered to the Company at its principal business office or such other office or location as the Committee may from time to time direct, including to a third party option administrator authorized by the Committee, and must be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe.  In no event may any Option granted hereunder be exercised for a fraction of a Share.

(c)        Notwithstanding the foregoing, an Award Agreement may provide that if on the last day of the term of an Option the Fair Market Value of one Share exceeds the option price per Share, the Participant has not exercised the Option (or a tandem Stock Appreciation Right, if applicable) and the Option has not expired, the Option may be deemed to have been exercised by the Participant on that day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option.  In such event, the Company must deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share must be settled in cash.

5.6.             Form of Settlement.  In its sole discretion, the Committee may provide that the Shares to be issued upon an Option's exercise will be in the form of Restricted Stock or other similar securities.

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5.7.             Incentive Stock Options.  The Committee may grant Incentive Stock Options to any Employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code and the regulations thereunder.  Solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options granted under the Plan is 1,500,000 Shares, subject to adjustment as provided in Sections 3.1(a) and 12.2.
6.            STOCK APPRECIATION RIGHTS
6.1.             Grant and Exercise.  The Committee may provide Stock Appreciation Rights (i) in tandem with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (ii) in tandem with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (iii) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion.

6.2.             Terms and Conditions.  Stock Appreciation Rights are subject to such terms and conditions, not inconsistent with the provisions of the Plan, as are determined from time to time by the Committee, including the following:

(a)        Upon the exercise of a Stock Appreciation Right, the holder has the right to receive, for each Share for which the Stock Appreciation Right is exercised, the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee so determines at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right.

(b)        The Committee may determine in its sole discretion whether payment on exercise of a Stock Appreciation Right must be made in cash, in whole Shares or other property, or any combination thereof.

(c)         The terms and conditions of Stock Appreciation Rights need not be the same with respect to each Participant.

(d)         The Committee may impose such other terms and conditions on the exercise of any Stock Appreciation Right, as it deems appropriate.  A Stock Appreciation Right must: (i) have a grant price per Share of not less than the Fair Market Value of one Share on the date of grant or, if applicable, on the date of grant of an Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code) except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, and (ii) have a term not greater than seven (7) years.

(e)         An Award Agreement may provide that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right or the tandem Option (if applicable), and the Stock Appreciation Right has not expired, the Stock Appreciation Right will be deemed to have been exercised by the Participant on that day.  In that
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event, the Company must make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes; any fractional Share must be settled in cash.

(f)         Without the approval of the Company's stockholders, other than pursuant to Section 12.2, the Committee may not (i) reduce the grant price of any Stock Appreciation Right after the date of grant (ii) cancel any Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.3), or (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded.
7.            RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1.             Grants.  Awards of Restricted Stock and of Restricted Stock Units may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards may also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation.  A Restricted Stock Award or Restricted Stock Unit Award may be subject to vesting restrictions during the Vesting Period as specified by the Committee.  The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock or Restricted Stock Units.

7.2.             Award Agreements.  The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan must be set forth in an Award Agreement which must contain provisions determined by the Committee and not inconsistent with the Plan.  The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant.

7.3.             Rights of Holders of Restricted Stock and Restricted Stock Units.  Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant will become a stockholder of the Company with respect to all Shares subject to the Award Agreement and will have all of the rights of a stockholder, including the right to vote those Shares and the right to receive distributions made with respect to those Shares.  A Participant receiving a Restricted Stock Unit Award has only those rights specifically provided for in the Award Agreements; provided, however, in no event will the Participant possess voting rights with respect to that Award.  Except as otherwise provided in an Award Agreement, any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or the number of Shares covered by a Restricted Stock Unit Award as to which the restrictions have not yet lapsed are subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award.  Notwithstanding the provisions of this Section, cash dividends with respect to any Restricted Stock Award and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or the number
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of Shares covered by a Restricted Stock Unit Award that vests based on achievement of performance goals will be accumulated, will be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which that cash, Shares or other property has been distributed and must be paid at the time such restrictions and risk of forfeiture lapse.

7.4.             Issuance of Shares.  Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates will be held by the Company.  Certificate or certificates, if any, evidencing Restricted Stock must be registered in the name of the Participant and must bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.
8.            OTHER SHARE-BASED AWARDS
8.1.             Grants.  Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”), including deferred stock units, may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan.  Other Share-Based Awards may also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation.

8.2.             Award Agreements.  The terms of Other Share-Based Award granted under the Plan must be set forth in an Award Agreement which must contain provisions determined by the Committee and not inconsistent with the Plan.  The terms of such Awards need not be the same with respect to each Participant.  Notwithstanding the provisions of this Section, dividend equivalents and any property (other than cash) distributed as a dividend or otherwise with respect to the number of Shares covered by a Other Share-Based Award that vests based on achievement of performance goals will be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by a Other Share-Based Award with respect to which such cash, Shares or other property has been distributed. Other Share-Based Awards may be subject to vesting restrictions during the Vesting Period as specified by the Committee.

8.3.           Payment.  Except as may be provided in an Award Agreement,  Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee.  Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code and the regulations thereunder.

8.4.             Deferral of Director Fees.  Subject to the limits set forth in Section 3.3, Directors must, if determined by the Board, receive Other Share-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual retainer.  In addition, Directors may elect to receive Other Share-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual and committee retainers and annual meeting fees, provided that such election is made in accordance with the requirements of Section 409A of the Code and the regulations thereunder and subject to the limits set forth in Section 3.3.  The Committee may, in its absolute
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discretion, establish such rules and procedures as it deems appropriate for such elections and for the payment in deferred stock units.
9.            PERFORMANCE AWARDS
9.1.            Grants.  Performance Awards in the form of Performance Cash, Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan.  The performance goals to be achieved for each Performance Period will be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2.

9.2.             Award Agreements.  The terms of any Performance Award granted under the Plan must be set forth in an Award Agreement (or, if applicable, in a resolution duly adopted by the Committee) which must contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards will have Dividend Equivalents.  The terms of Performance Awards need not be the same with respect to each Participant.

9.3.             Terms and Conditions.  The performance criteria to be achieved during any Performance Period and the length of the Performance Period must be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period may not be longer than five years.  The amount of the Award to be distributed will be conclusively determined by the Committee.

9.4.             Payment.  Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period.  Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee.  Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code and the regulations thereunder.
10.            CODE SECTION 162(m) PROVISIONS
10.1.             Covered Employees.  Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Share-Based Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to that Award.

10.2.             Performance Criteria.  If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, will be subject to the achievement of one or more objective performance goals established by the Committee, which must be based on the attainment of specified levels of one or any combination of the following: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes);
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pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; market share; customer satisfaction; customer growth; employee satisfaction; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); lead supply or other supply chain achievements); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; financial ratios (including those measuring liquidity, activity, profitability or leverage); cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities); factoring transactions; sales or licenses of the Company’s assets (including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures; factoring transactions; and recruiting and maintaining personnel.  These performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies.  The Committee may also exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or (iii) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.  The Committee must set these performance goals (and any exclusions) within the time period prescribed by, and must otherwise comply with the requirements of, Section 162(m) of the Code and the regulations thereunder.

10.3.             Adjustments.  Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant or a Change in Control of the Company.
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10.4.             Restrictions.  The Committee has the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that the Awards satisfy all requirements for “qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations thereunder.

10.5.             Limitations on Grants to Individual Participants.  Subject to adjustment as provided in Section 12.2, no Participant may (i) be granted Options or Stock Appreciation Rights during any 12-month period with respect to more than 400,000 Shares and (ii) be granted more than 400,000 Shares with respect to Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards in any 12-month period that are intended to comply with the qualified performance-based exception under Code Section 162(m) and are denominated in Shares.  In addition to the foregoing, the maximum dollar value that may be paid to by any Participant for each 12 months in a Performance Period with respect to Performance Awards that are intended to comply with the qualified performance-based exception under Code Section 162(m) and are denominated in cash is $2,500,000 (together, collectively with the limitations in the preceding sentence, the “Limitations”).  If an Award is cancelled, the cancelled Award will continue to be counted toward the applicable Limitation (or, if denominated in cash, toward the dollar amount in the preceding sentence).
11.            CHANGE IN CONTROL PROVISIONS
11.1.             Impact on Certain Awards.  Award Agreements may provide that in the event of a Change in Control of the Company (as defined in Section 11.3):  (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control will be cancelled and terminated without payment therefor if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or Stock Appreciation Right grant price, and (ii) all Performance Awards will be considered to be earned and payable (either in full or pro rata based on the portion of the Performance Period completed as of the date of the Change in Control), and any limitations or other restrictions will lapse and such Performance Awards will be immediately settled or distributed.

11.2.             Assumption or Substitution of Certain Awards.

(a)           Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant’s employment with such successor company (or the Company) or a subsidiary thereof terminates within 24 months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable) and under the circumstances specified in the Award Agreement:  (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or the period of time set forth in the Award Agreement), but in no event later than the earlier of (A) the latest date on which the Option or Stock Appreciation Right would have expired by its original terms or (B) the date that is seven (7) years after the original date of grant of the Option or Stock Appreciation Right, (ii) the restrictions, limitations and other conditions applicable to Restricted Stock and
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Restricted Stock Units outstanding as of the date of such termination of employment will lapse and the Restricted Stock and Restricted Stock Units will become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards or any other Awards will lapse, and such Other Share-Based Awards or such other Awards will become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.  For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award will be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per Share consideration received by holders of Shares in the transaction constituting a Change in Control.  The determination of such substantial equality of value of consideration may be made by the Committee in its sole discretion and its determination is conclusive and binding.

(b)         Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company to the extent the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and does not continue the Award), then immediately prior to the Change in Control: (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) will immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units that are not assumed or substituted for (or continued) will lapse and the Restricted Stock and Restricted Stock Units will become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, other limitations and other conditions applicable to any Other Share-Based Awards or any other Awards that are not assumed or substituted for (or continued) will lapse, and such Other Share-Based Awards or such other Awards will become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

(c)         The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding will terminate within a specified number of days after notice to the Participant, and/or that each Participant will receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior
15

to the occurrence of such Change in Control over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, may determine.

11.3.             Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, “Change in Control” means the occurrence of any one of the following events:

(a)        During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (“Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) will be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board will be deemed to be an Incumbent Director;

(b)         Any “person” (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (“Company Voting Securities”); provided, however, that the event described in this paragraph (b) will not be deemed to be a Change in Control by virtue of any of the following acquisitions:  (i) by the Company or any Subsidiary, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities, (iv) pursuant to a Non-Qualifying Transaction, as defined in paragraph (c), or (v) by any person of Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 50% or more of Company Voting Securities by that person;

(c)         The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination:  (i) more than 50% of the total voting power of (A) the corporation resulting from such Business Combination (“Surviving Corporation”), or (B) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (“Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting
16

power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (ii) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) above is deemed to be a “Non-Qualifying Transaction”); or

(d)         The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change in Control will not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company will then occur.
12.            GENERALLY APPLICABLE PROVISIONS
12.1.             Amendment and Termination of the Plan.  The Board may, from time to time, alter, amend, suspend or terminate the Plan as it may deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b‑3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company's stockholders, amend the Plan to (i) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (ii) expand the types of awards available under the Plan, (iii) change the class of persons eligible to receive grants of Incentive Stock Options or materially expand the class of persons eligible to participate in the Plan, (iv) amend Section 5.3 or Section 6.2(f) to eliminate the requirements relating to minimum exercise price, minimum grant price and stockholder approval, (v) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.2(d), or (vi) increase the limits specified in Section 3.3 or the Limitations (except for adjustments pursuant to Section 12.2).  Except pursuant to Section 12.2, the Board may not, without the approval of the Company's stockholders, cancel an Option or Stock Appreciation Right in exchange for cash when the exercise or grant price per share exceeds the Fair Market Value of one Share or take any action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. securities exchange on which the Shares are traded, including a reduction of the exercise price of an Option or the grant price of a Stock
17

Appreciation Right or the exchange of an Option or Stock Appreciation Right for cash or another Award.  In addition, no amendments to, or termination of, the Plan will impair the rights of a Participant in any material respect under any Award previously granted without such Participant's consent.

12.2.            Adjustments.  In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions must be made to the Plan and to Awards as the Committee deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the number of Shares set forth in the Limitations contained in the first sentence of Section 10.5 (but not the dollar amount set forth in the second sentence of Section 10.5), the maximum number of Shares that may be issued pursuant to Incentive Stock Options and, in the aggregate or to any Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate; provided, however, that the number of Shares subject to any Award must always be a whole number.

12.3.             Transferability of Awards.  Except as provided below, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant's guardian, members of a committee for incompetent former employees, or similar persons duly authorized by law to administer the estate or assets of former employees.  To the extent and under such terms and conditions as determined by the Committee and except for Incentive Stock Options, Options may be exercised and the Shares acquired on exercise may be resold by a Participant's family member who has acquired the Options from the Participant through a gift or a domestic relations order (a “Permitted Assignee”).  For purposes of this Section, “family member” includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests; provided that such Permitted Assignee will be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and must execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant remains bound by the terms and conditions of the Plan.  The Company must cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.  Options transferred for value may not be exercised.  A transfer for value does not include: (i) a transfer
18

under a domestic relations order in settlement of marital property rights; or (ii) a transfer to an entity in which more than fifty percent of the voting interests are owned by the family members (or the Participant) in exchange for an interest in that entity.  An Incentive Stock Option is not transferable (other than by will or by the laws of descent and distribution) by the Participant and is exercisable, during the lifetime of the Participant, only by the Participant.

12.4.             Termination of Employment or Services.  The Committee must determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, continue to vest or be earned and the terms of such exercise, vesting or earning, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise.  The date of termination of a Participant's employment or services will be determined by the Committee, which determination will be final.

12.5.             Deferral; Dividend Equivalents.  The Committee is authorized to establish procedures pursuant to which the payment of any Award may be deferred.  Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion.  The Committee may provide that the Dividend Equivalents (if any) will be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that the Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award.  Notwithstanding the foregoing, Dividend Equivalents distributed in connection with an Award that vests based on the achievement of performance goals will be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such cash, stock or other property has been distributed.
13.             MISCELLANEOUS
13.1.             Award Agreements.  Each Award Agreement must either be (i) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (ii) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement must be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require.  The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company.  The Award Agreement must set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

13.2.             Tax Withholding.  The Company has the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a “Payee”) net of any applicable federal, state and local taxes required to be paid or
19

withheld (including any taxes, penalties and interest under Section 409A of the Code) as a result of (i) the grant of any Award, (ii) the exercise of an Option or Stock Appreciation Right, (iii) the delivery of Shares or cash, (iv) the lapse of any restrictions in connection with any Award, (v) the vesting of any Award, or (vi) any other event occurring pursuant to the Plan.  The Company or any Subsidiary has the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such taxes, penalties and interest required to be withheld or paid by the Participant.  If the Payee fails to make such tax payments as are required, the Company or its Subsidiaries will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations.  The Committee is authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the Participant's minimum required tax withholding rate or such other rate that will not cause an adverse accounting consequence or cost) otherwise deliverable in connection with the Award.

13.3.            Right of Discharge Reserved; Claims to Awards.  Nothing in the Plan nor the grant of an Award hereunder confers upon any Employee, Director, officer or Consultant the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Director, officer or Consultant at any time for any reason.  Except as specifically provided by the Committee, the Company will not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship.  No Employee, Director, officer or Consultant will have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors, officers or Consultants under the Plan.

13.4.            Substitute Awards.  Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

13.5.             Cancellation of Award; Forfeiture of Gain.  Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award will be canceled if the Participant, without the consent of the Company, while employed by or providing services to the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary (including conduct contributing to any financial restatements or financial irregularities), as determined by the Committee in its sole discretion.  The Committee may provide in an Award Agreement that if within the time period specified in the Agreement the Participant establishes a relationship with a competitor or engages in an activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of the Award and must repay such gain to the Company.
20

13.6.             Stop Transfer Orders.  All certificates or book-entries for Shares delivered under the Plan pursuant to any Award will be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission (“SEC”), any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates or noted in the book entries to make appropriate reference to such restrictions.

13.7.             Nature of Payments.  All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company.  Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and must not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

13.8.             Other Plans.  Nothing contained in the Plan prevents the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.9.             Severability.  The provisions of the Plan are severable.  If any provision of the Plan is held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of change in a law or regulation, such provision will (i) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited will remain in full force and effect, and (ii) not affect any other provision of the Plan or part thereof, each of which will remain in full force and effect.  If the making of any payment or the provision of any other benefit required under the Plan is held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability will not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability will not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable will be made or provided under the Plan.

13.10.            Construction.  As used in the Plan, the words “include” and “including,” and variations thereof, are not terms of limitation, but rather must be deemed to be followed by the words “without limitation.”

13.11.         Unfunded Status of the Plan.  The Plan is intended to constitute an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a Participant by the Company, nothing contained herein gives any such Participant any rights that are greater than those of a general creditor of the Company.  In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to
21

deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.  No deferral of compensation within the meaning of the Employee Retirement Income Security Act of 1974 is permitted under this Plan or any Award Agreement for any Participant that is not an executive officer or director of the Company or a Subsidiary.

13.12.            Governing Law.  The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, is governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and construed accordingly.

13.13.            Effective Date of Plan; Termination of Plan.  The Plan will be effective as of the date on which the stockholders approve the Plan in accordance with the Company’s certificate of incorporation and bylaws and the rules of the principal U.S. national securities exchange on which the Shares are traded.  The Plan will be null and void and of no effect if the foregoing approval is not obtained and in such event each Award will, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect.  No Incentive Stock Option may be granted under the Plan if the Plan is not approved by the Company's stockholders within 12 months of the date on which the Company's Board of Directors approves the Plan.  Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the date on which the stockholders approve the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan.  Such outstanding Awards will remain in effect until they have been exercised or terminated, or have expired.

13.14.            Foreign Employees and Consultants.  Awards may be granted to Participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees or Consultants providing services in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy.  The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company's obligation with respect to tax equalization for Employees or Consultants on assignments outside their home country.

13.15.            Compliance with Section 409A of the Code.  This Plan is intended to comply and must be administered in a manner that is intended to comply with Section 409A of the Code and the regulations thereunder and must be construed and interpreted in accordance with that intent.

(a)            To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award must be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee.  Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code must be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code and the regulations thereunder.
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(b)            Notwithstanding any other provision of this Plan or any Award Agreement:

(i)            if this Plan or any Award Agreement provides that a payment, distribution or benefit constituting deferred compensation under Code Section 409A and the regulations thereunder will be made or provided to a Participant as a result of an event constituting a Change in Control, such payment, distribution or benefit will not be payable to such Participant as a result of such event unless such event also constitutes a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5)(i), and any such payment, distribution or benefit payable as a result of such a change in control event must be made or provided to such Participant no later than five (5) days following the occurrence of the change in control event.

(ii)            With respect to a Participant who is a “specified employee” within the meaning of Code Section 409A(a)(2)(B)(i) and the regulations thereunder, no payment, distribution or benefit that constitutes deferred compensation under Code Section 409A and the regulations thereunder may be made or provided to such Participant during the 6-month period following such Participant’s “separation from service” (within the meaning of Code Section 409A(a)(2)(A)(i) and the regulations thereunder), to the extent necessary in order to avoid the imposition of excise taxes.  However, if any payment, distribution or benefit is delayed as a result of the previous sentence, then such payment, distribution or benefit must be made or provided to the Participant, without interest, on the first business day following the end of such 6-month period (or such earlier date upon which such amount can be paid without resulting in a prohibited distribution under Code Section 409A(a)(2)(B)(i) and the regulations thereunder, including as a result of the Participant’s death).

13.16.            No Registration Rights; No Right to Settle in Cash.  The Company has no obligation to register with any governmental body or organization (including, without limitation, the SEC) any of (i) the offer or issuance of any Award, (ii) any Shares issuable upon the exercise of any Award, or (iii) the sale of any Shares issued upon exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing.  In particular, in the event that any of (x) any offer or issuance of any Award, (y) any Shares issuable upon exercise of any Award, or (z) the sale of any Shares issued upon exercise of any Award are not registered with any governmental body or organization (including, without limitation, the SEC), the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.

13.17.            Captions.  The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

13.18.            Indemnification.  To the maximum extent permitted by applicable law, each member of the Committee and the Board must be indemnified and held harmless by the Company from and against: (i) any loss, cost, liability, or expense (including attorneys' fees and costs) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding (whether civil, administrative, investigative or criminal) to which he or she may be a party or in which he or she may be involved by reason
23

of any action taken or failure to act under the Plan or any Award Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any such claim, action, suit, or proceeding against him or her.  The foregoing right to indemnification is not exclusive of any other rights to indemnification to which a member of the Committee or the Board may be entitled under the Company’s Certificate of Incorporation, Bylaws, or agreement or as a matter of law, or otherwise, or under any power that the Company may have to indemnify the member or hold them harmless.

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APPENDIX B

AUTOBYTEL INC.
and
COMPUTERSHARE TRUST COMPANY, N.A.
as Rights Agent
TAX BENEFIT PRESERVATION PLAN
Dated as of May 26, 2010

TABLE OF CONTENTS

Page
1.	Certain Definitions.	1
2.	Appointment of Rights Agent.	8
3.	Issue of Right Certificates.	9
4.	Form of Right Certificates.	10
5.	Countersignature and Registration.	11
6.	Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.	11
7.	Exercise of Rights, Purchase Price; Expiration Date of Rights.	12
8.	Cancellation and Destruction of Right Certificates.	14
9.	Availability of Shares of Capital Stock.	14
10.	Capital Stock Record Date.	16
11.	Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights.	16
12.	Certificate of Adjusted Purchase Price or Number of Shares.	23
13.	[Reserved].	24
14.	Fractional Rights and Fractional Shares.	24
15.	Rights of Action.	25
16.	Agreement of Right Holders.	25
17.	Right Certificate Holder Not Deemed a Stockholder.	26
18.	Concerning the Rights Agent.	26
19.	Merger or Consolidation or Change of Name of Rights Agent.	27
20.	Duties of Rights Agent.	28
21.	Change of Rights Agent.	30
22.	Issuance of New Right Certificates.	30
23.	Redemption.	31
24.	Exchange.	32
25.	Notice of Certain Events.	33
26.	Notices.	34
27.	Supplements and Amendments.	34
28.	Successors.	35
29.	Benefits of this Plan.	35
30.	Process to Seek Exemption.	35
31.	Determinations and Actions by the Board of Directors.	36
32.	Severability.	36
33.	Governing Law.	36
34.	Counterparts.	36
35.	Descriptive Headings.	37
36.	Force Majeure.	37
37.	Interpretation.	37

Exhibit A                      Form of Right Certificate
Exhibit B                      Summary of Rights

TAX BENEFIT PRESERVATION PLAN
This Tax Benefit Preservation Plan, dated as of May 26, 2010 (“Plan”), is entered into between Autobytel Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Rights Agent”).
Background
The Company has generated certain substantial net operating loss carryovers and other tax attributes for United States federal income tax purposes (collectively, “NOLs”), which will potentially provide valuable Tax Benefits (as defined below) to the Company.  The ability to use the NOLs may be adversely affected by an “ownership change” of the Company within the meaning of Section 382 (as defined below). The Company desires to avoid such an “ownership change” and thereby preserve the ability to use the NOLs.  In furtherance of such objective, the Company desires to enter into this Plan.
The Board of Directors of the Company (the “Board”) has authorized shares of preferred stock designated as “Series A Junior Participating Preferred Stock” and has authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock (as hereinafter defined) of the Company outstanding as of the Close of Business (as defined below) on June 11, 2010 (the “Record Date”), each Right initially representing the right to purchase one one-hundreth (subject to adjustment) of a share of Preferred Stock (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and before the Expiration Date in accordance with Section 22.
Accordingly, in consideration of the premises and the mutual agreements herein set forth and intending to be legally bound hereby, the parties agree as follows:
1.            Certain Definitions.  For purposes of this Plan, the following terms have the meaning indicated:

(a)            “Acquiring Person” shall mean any Person (other than any Exempt Person) that has become, in itself or together with all Affiliates of such Person, the Beneficial Owner of 4.90% or more of the shares of Common Stock then outstanding; provided, however, that Coghill (as defined herein) shall not be deemed an “Acquiring Person” so long as (1) Coghill, together with its Affiliates and Associates, is not the Beneficial Owner of more than 8,121,610 shares of Common Stock (other than pursuant to a transaction authorized in writing in advance by the Board of Directors, including a dividend or distribution paid or made by the Company on the outstanding shares of Common Stock or pursuant to a split or subdivision of Common Stock), (2) the Standstill Agreement (as defined herein) continues to be binding on Coghill, (3) Coghill is in substantial compliance (as determined by the Board in its sole discretion) with the terms of the Standstill Agreement, as amended from time to time, (4) any
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and all amendments to the Standstill Agreement have been approved by the Board, and (5) no amendments, if executed after the Distribution Date, cure, or have the effect of curing, any prior breach of the Standstill Agreement or any amendment thereto; further provided, however, that, subject to the following sentence, any Existing Holder (as defined below) will not be deemed to be an Acquiring Person for any purpose of this Plan on and after the date on which the adoption of this Plan is first publicly announced; provided, further, that a Person will not be deemed to have become an Acquiring Person solely as a result of (i) a reduction in the number of shares of Common Stock outstanding, (ii) the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, (iii) any unilateral grant of any security by the Company or any issuance by the Company of shares of its capital stock to such Person, or (iv) an Exempt Transaction.

If a Person is not deemed an Acquiring Person by reason of the Person’s status as an Existing Holder or pursuant to the provisions in subsections (i) through (iv) above, such Person will become an Acquiring Person if that Person thereafter acquires Beneficial Ownership of any additional shares of Common Stock (other than (a) pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock, (b) pursuant to a split or subdivision of the outstanding Common Stock, or (c) pursuant to any of the provisions in subsections (i) through (iv) above), unless, upon becoming the Beneficial Owner of such additional share or shares of Common Stock, such Person is not then the Beneficial Owner of 4.90% or more of the shares of Common Stock then outstanding.
Notwithstanding the foregoing, if a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(a), has become such inadvertently (including, because (A) such Person was unaware that it Beneficially Owned a percentage of shares of outstanding Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Plan), then the Board may, in its sole discretion, determine that if such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1(a), then such Person shall not be deemed to be or to have become an “Acquiring Person” for purposes of this Plan as a result of such inadvertent acquisition.
Further notwithstanding the foregoing, if a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(a), has become such as a result of an acquisition of Beneficial Ownership of shares of Common Stock that the Board in its sole discretion determines in good faith, prior to the Distribution Date that would otherwise occur as a result of such acquisition will not be likely to directly or indirectly limit the availability to the Company of the Tax Benefits or is otherwise in the best interests of the Company, then such Person shall not be deemed to be or to have become an “Acquiring Person” for purposes of this Plan as a result of such acquisition.  The Board shall not have any obligation, implied or otherwise, to make any such determination.  For the sake of clarity, any Person deemed not to have become an “Acquiring Person” pursuant to the preceding sentence will be subject to the provisions of this Section 1(a) with respect to any future acquisitions of Beneficial Ownership of shares of Common Stock.
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(b)            “Affiliate” shall mean, with respect to any Person, any other Person (whether or not an Exempt Person) whose shares of Common Stock would be deemed constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or any comparable successor provision, or otherwise aggregated with shares owned by such first Person for purposes of Section 382.

(c)            “Associate,” with respect to any Person, shall have the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

(d)            “Authorized Officer” shall have the meaning set forth in Section 20(b) hereof.

(e)            A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own” and have “Beneficial Ownership” of, any securities:

                  (i) which, for purposes of Section 382, such Person is the “beneficial owner” of or is deemed to constructively own or otherwise are to be aggregated with shares owned by such Person;
                  (ii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing and other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of or to “beneficially own” securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for payment, purchase or exchange;
                  (iii) which such Person, or any of such Person’s Affiliates or Associates, directly or indirectly has the right to vote or dispose of or has “beneficial” ownership of within the meaning of Rule 13d−3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “Beneficially Own,” any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report);
                  (iv) which are Beneficially Owned, directly or indirectly, by any other Person with whom (or with any Affiliate or Associate of such other Person) such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing and other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(e)(iii) hereof) or disposing of any securities of the Company; or
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                  (v) which such Person or any of such Person’s Affiliates or Associates has a Synthetic Long Position that has been disclosed in a filing by such Person or any of such Person’s Affiliates or Associates pursuant to Regulation 13D-G or Regulation 14D under the Exchange Act in respect of which Common Stock are the “subject security” (as such term is used in such Regulations); provided, however, that a Person will not be deemed the “Beneficial Owner” of, or to “Beneficially Own,” any security (A) that may be acquired upon the exercise of Rights prior to the exercise of such Rights, (B) tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered security is accepted for purchase or exchange, (C) solely as a result of such Person having the right to vote such security pursuant to a revocable proxy as described in the proviso to subparagraph (iii) of this paragraph (e), or (D) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act.
Provided, however, that nothing in this paragraph (e) shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “Beneficially Own” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition.
The percentage of shares of the outstanding Common Stock deemed Beneficially Owned by a Person for purposes of this Plan shall be no less than that determined in accordance with Sections 1.382-2(a)(3), 1.382-2T(g), (h), (j) and (k) of the Treasury Regulations, and any comparable successor provisions; provided, however, that for the sole purpose of determining the percentage of shares of the outstanding Common Stock owned by any particular Person (and not for the purpose of determining the percentage of shares of outstanding Common Stock owned by any other Person), Common Stock held by such Person shall not be treated as no longer owned by such Person pursuant to Treasury Regulation § 1.382-2T(h)(2)(i)(A), or any comparable successor provision.
(f)            “Board” shall have the meaning set forth in the background hereto.

(g)            “Book Entry” shall mean an uncertificated book entry for the Common Stock.

(h)            “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York or the State of California are authorized or obligated by law or executive order to close.

(i)            “Cashless Exercise” shall have the meaning set forth in Section 11(o) hereof.

(j)            “Certificate of Incorporation” shall mean the Fifth Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on December 14, 1998, together with the Certificate of Amendment of the Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on March 1, 1999, the Second Certificate of Amendment of the Certificate of Incorporation as filed with the
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Secretary of State of the State of Delaware on July 22, 1999, the Third Certificate of Amendment to the Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on August 14, 2001, and the Amended Certificate of Designation of Series A Junior Participating Preferred Stock as filed with the Secretary of State of the State of Delaware on April 24, 2009, as the same may be amended and restated from time to time.

(k)            “Close of Business” on any given date shall mean 5:00 P.M., Eastern time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Eastern time, on the next succeeding Business Day.

(l)            “Code” shall mean the Internal Revenue Code of 1986, as amended.

(m)            “Coghill” shall mean Coghill Capital Management, L.L.C., CCM Master Qualified Fund, Ltd., and Clint Coghill.

(n)            “Common Stock” when used with reference to the Company shall mean the common stock, par value $0.001 per share, of the Company.

(o)            “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(p)            “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(q)            “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(r)            “Equivalent Preferred Shares” shall have the meaning set forth in Section 11(b) hereof.

(s)            “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(t)            “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(u)            “Exemption Request” shall have the meaning set forth in Section 30 hereof.

(v)            “Exempt Person” shall mean (i) the Company or any Subsidiary (as such term is hereinafter defined) of the Company, in each case including in its fiduciary capacity, (ii) any employee benefit and/or savings plan of the Company or of any Subsidiary of the Company, or (iii) any entity or trustee holding (or acting in a fiduciary capacity in respect of) Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other benefits for employees of the Company or of any Subsidiary of the Company.

(w)            “Exempt Transaction” shall mean any transaction that the Board, in its sole discretion, has declared exempt pursuant to Section 30, which determination shall be irrevocable with respect to such transaction.
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(x)            “Existing Holder” shall mean any Person who, together with all Affiliates, Beneficially Owned shares of Common Stock in excess of 4.90% of the shares of Common Stock then outstanding immediately before the first public announcement hereof.

(y)            “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(z)            “Invalidation Time” shall have the meaning set forth in Section 11(a)(ii) hereof.

(aa)            “NASDAQ” shall mean The Nasdaq Stock Market.

(bb)            “New York Stock Exchange” shall mean the New York Stock Exchange, Inc.

(cc)            “NOLs” shall have the meaning set forth in the background hereto.

(dd)            “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust, association, unincorporated organization or other legal entity or any group of persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, or any comparable successor provision.

(ee)            “Plan” shall have the meaning ascribed thereto in the preamble to this Plan, and such term shall include all amendments to this Plan.

(ff)            “Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company.

(gg)            “Purchase Price” shall have the meaning set forth in Section 7(b) hereof.

(hh)            “Record Date” shall have the meaning set forth in the background hereto.

(ii)            “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(jj)            “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(kk)            “Requesting Person” shall have the meaning set forth in Section 30 hereof.

(ll)            “Right” shall have the meaning set forth in the background hereto.

(mm)            “Right Certificate” shall have the meaning set forth in Section 3(a) hereof.

(nn)            “Securities Act” shall mean the Securities Act of 1933, as amended.

(oo)            “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.
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(pp)            “Section 382” shall mean Code section 382, and all Treasury Regulations promulgated under it, and any comparable successor provision.

(qq)            “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(rr)            “Standstill Agreement” shall mean the Standstill Agreement between the Company and Coghill, dated as of January 13, 2009.

(ss)            “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, a report filed or amended pursuant to Section 13(d) of the Exchange Act) (i) by the Company or a Person or an Affiliate or Associate of the Person, that the Person has become an Acquiring Person or (ii) by the Company, that the Board has concluded, based on information from any source, that a Person has become an Acquiring Person.

(tt)            “Subsidiary” of any Person shall mean any Person of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other Persons performing similar functions are Beneficially Owned, directly or indirectly, by such first Person, and any Person that is otherwise controlled by such first Person.

(uu)            “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(vv)            “Synthetic Long Position” shall mean any option, warrant, convertible security, stock appreciation right or other contractual right, whether or not presently exercisable, which has an exercise or conversion privilege or a settlement payment or mechanism at a price related to Common Stock or a value determined in whole or in part with reference to, or derived in whole or in part from, the market price or value of Common Stock, whether or not such right is subject to settlement in whole or in part in Common Stock, and which increases in value as the value of Common Stock increases or which provides to the holder of such right an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of Common Stock, but shall not include:

(i)            rights of a pledgee under a bona fide pledge of Common Stock;

(ii)            rights of all holders of Common Stock to receive Common Stock pro rata, or obligations to dispose of Common Stock, as a result of a merger, exchange offer, or consolidation involving the Company;

(iii)            rights or obligations to surrender Common Stock, or have Common Stock withheld, upon the receipt or exercise of a derivative security or the receipt or vesting of equity securities, in order to satisfy the exercise price or the tax withholding consequences of receipt, exercise or vesting;
(iv)            interests in broad-based index options, broad-based index futures, and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal governmental authority;
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(v)            interests or rights to participate in employee benefit plans of the Company held by employees or former employees of the Company; or

(vi)            options granted to an underwriter in a registered public offering for the purpose of satisfying over-allotments in such offering.
The number of shares of Common Stock in respect of which a Person has a Synthetic Long Position shall be the notional or other number of shares of Common Stock specified in a filing by such Person or any of such Person’s Affiliates or Associates pursuant to Regulation 13D-G or Regulation 14D under the Exchange Act in respect of which Common Stock is the “subject security” (as such term is defined in such Regulations) or in the documentation evidencing the Synthetic Long Position as being subject to be acquired upon the exercise or settlement of the applicable right or as the basis upon which the value or settlement amount of such right, or the opportunity of the holder of such right to profit or share in any profit, is to be calculated in whole or in part or, if no such number of shares of Common Stock is specified in such filing or documentation, as determined by the Board in good faith to be the number of shares of Common Stock to which the Synthetic Long Position relates.
(ww)            “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(xx)            “Tax Benefits” shall mean all net operating loss carryovers, capital loss carryovers, general business carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, if any, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

(yy)            “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

(zz)            “Treasury Regulations” shall mean final, temporary and proposed income tax regulations promulgated under the Code.

(aaa)            “Trust” shall have the meaning set forth in Section 24(a) hereof.

(bbb)            “Trust Agreement” shall have the meaning set forth in Section 24(a) hereof.

Any determination required by the definitions in the Plan shall be made by the Board in its good faith judgment, which determination shall be binding on the Rights Agent and the holders of Rights.
2.            Appointment of Rights Agent.  The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment.  The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent.  The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.
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3.            Issue of Right Certificates.

(a)            Until the earlier of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date or (ii) the Close of Business on the tenth Business Day (or, unless the Distribution Date shall have previously occurred, such later date as may be specified by the Board) after the commencement by any Person (other than an Exempt Person) of, or of the first public announcement of the intention of such Person to commence, a tender or exchange offer, the consummation of which would result in any Person (other than an Exempt Person) becoming an Acquiring Person (the earlier of such dates being referred to as the “Distribution Date”; provided, however, that if either of such dates occurs after the date of this Plan and on or before the Record Date, then the Distribution Date shall be the Record Date), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) solely by the certificates representing the Common Stock registered in the names of the holders thereof (or by Book Entry shares in respect of such Common Stock) and not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Stock.  As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested and provided with all necessary information, send) by first-class, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Affiliate or Associate of an Acquiring Person), at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Stock, one or more right certificates, in substantially the form of Exhibit A hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held.  As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.  The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following.  Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b)            As promptly as practicable following the Record Date, the Company will send a copy of a Summary of Rights to Purchase Shares of Preferred Stock, in substantially the form of Exhibit B hereto (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Record Date (other than any Acquiring Person or any Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Stock.  Any failure to send a copy of the Summary of Rights shall not invalidate the Rights or affect their transfer with the Common Stock.  With respect to certificates representing Common Stock (or Book Entry shares of Common Stock) outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced solely by such certificates registered in the names of the holders thereof (or the Book Entry shares).  Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate for Common Stock (or any Book Entry shares of Common Stock) outstanding on the Record Date shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificate or Book Entry shares.
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(c)            Rights shall be issued in respect of all shares of Common Stock issued or disposed of after the Record Date but before the earlier of the Distribution Date and the Expiration Date (or in certain circumstances provided in Section 22 hereof, after the Distribution Date).  Certificates issued for Common Stock after the Record Date but before the earlier of the Distribution Date and the Expiration Date (or in certain circumstances provided in Section 22 hereof, after the Distribution Date) shall have impressed on, printed on, written on or otherwise affixed to them substantially the following legend:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Tax Benefit Preservation Plan between Autobytel Inc. (the “Company”) and Computershare Trust Company, N.A., as Rights Agent, dated as of May 26, 2010 and as amended from time to time (the “Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company.  Under certain circumstances, as set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate.  The Company will mail to the holder of this certificate a copy of the Plan without charge after receipt of a written request therefor.  Under certain circumstances, as set forth in the Plan, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Plan) and certain transferees thereof will become null and void and will no longer be transferable.
With respect to any Book Entry shares of Common Stock, such legend shall be included in a notice to the registered holder of such shares in accordance with applicable law.  With respect to certificates containing the foregoing legend or Book Entry shares, the holders of which were delivered (or otherwise had) notice of the foregoing legend, until the Distribution Date the Rights associated with the Common Stock represented by such certificates or Book Entry shares shall be evidenced solely by such certificates or Book Entry shares alone, and the surrender for transfer of any such certificate or Book Entry share, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby.  In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but before the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock which are no longer outstanding.
Notwithstanding this paragraph (c), neither the omission of the legend required hereby, nor the failure to deliver the notice of such legend, shall affect the enforceability of any part of this Plan or the rights of any holder of the Rights.
4.            Form of Right Certificates.  The Right Certificates (and the forms of election to purchase shares and of assignment and the certificates to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed
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thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of NASDAQ or of any other stock exchange or automated quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage.  Subject to the provisions of this Plan, the Right Certificates shall entitle the holders thereof to purchase such number of one one-hundredths of a share of Preferred Stock as shall be set forth therein at the Purchase Price (as determined pursuant to Section 7), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

5.            Countersignature and Registration.

(a)            The Right Certificates shall be executed on behalf of the Company by the President of the Company, either manually or by facsimile signature, shall have affixed thereto the Company’s seal or a facsimile thereof and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature.  The Right Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless countersigned.  In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Plan any such Person was not such an officer.

(b)            Following the Distribution Date, receipt by the Rights Agent of written notice to that effect and all other relevant information referred to in Section 3(a), the Rights Agent will keep or cause to be kept, at an office or agency designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder.  Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

6.            Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a)            Subject to the provisions of this Plan, at any time after the Close of Business on the Distribution Date and at or before the Close of Business on the Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a share of Preferred Stock (or other securities, cash or assets as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase.  Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered
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to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or agency of the Rights Agent designated for such purpose.  The Right Certificates are transferable only on the registry books of the Rights Agent.  Neither the Rights Agent nor the Company shall be obligated to take any action with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have (i) properly completed and duly executed the certificate set forth in the form of assignment on the reverse side of such Right Certificate, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Right Certificate or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request, and (iii) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates as required by Section 9(e) hereof.  Thereupon the Rights Agent, subject to the provisions of this Plan, shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested.  The Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company shall specify by written notice.  The Rights Agent shall have no duty or obligation under any Section of this Plan which requires the payment of taxes or charges unless and until it is satisfied that all such taxes and/or charges have been paid.

(b)            Subject to the provisions of this Plan, at any time after the Distribution Date and before the Expiration Date, upon receipt by the Company and the Rights Agent of evidence satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

7.            Exercise of Rights, Purchase Price; Expiration Date of Rights.

(a)            Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one-hundredth of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which the Rights are exercised and an amount equal to any tax or charge required to be paid by such holder under Section 9(e) hereof, at any time which is both after the Distribution Date and before the time (the “Expiration Date”) that is the earliest of: (i) the Close of Business on May 26, 2014, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), (iii) the time at which such Rights are exchanged as provided in Section 24 hereof, (iv) the end of the calendar month in which occurs the final adjournment of the Company’s 2011 annual meeting of stockholders, if stockholder approval of this Plan has not been received at such meeting, (v) the repeal of Section 382 or any successor statute if the Board determines that
12

this Plan is no longer necessary for the preservation of Tax Benefits, (vi) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward, or (vii) such time as the Board determines that a limitation on the use of the Tax Benefits under Section 382 would no longer be material to the Company.  The Board shall at least annually consider whether to make the determination provided by Section 7(a)(vii) in light of all relevant factors, including, in particular, the amount and anticipated utilization of the Company’s Tax Benefits and the Company’s market capitalization.  The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Expiration Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following.  Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes, prior to the Close of Business on May 26, 2014, that the Expiration Date has not occurred.

(b)            The Purchase Price shall be initially $8.00 for each one one-hundredth of a share of Preferred Stock purchasable upon the exercise of a Right (the “Purchase Price”).  The Purchase Price and the number of one one-hundredths of a share of Preferred Stock or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Section 11 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7.

(c)            Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase properly completed and duly executed, accompanied (subject to the following sentence and Section 11(o)) by payment of the aggregate Purchase Price for the number of shares of Preferred Stock to be purchased and an amount equal to any applicable tax or charge required to be paid by the holder of such Right Certificate in accordance with Section 6 hereof, in cash or by certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock, or make available if the Rights Agent is the transfer agent for the Preferred Stock, certificates for the number of shares of Preferred Stock to be purchased, and the Company hereby irrevocably authorizes each such transfer agent to comply with all such requests, or (B) requisition from the depositary agent appointed by the Company depositary receipts representing interests in such number of shares of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company hereby directs any such depositary agent to comply with such request, (ii) when necessary to comply with this Plan, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when necessary to comply with this Plan, after receipt of the cash requisitioned from the Company, deliver such cash to or upon the order of the registered holder of such Right Certificate.  If the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Plan.
13

(d)            Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all of the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 6 and Section 14 hereof.

(e)            Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights or other securities into which the Rights have been converted or exchanged upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this Section 7 unless such registered holder shall have (i) properly completed and duly executed the certificate contained in the form of assignment or form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner, former Beneficial Owner and/or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

8.            Cancellation and Destruction of Right Certificates.  All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in respect thereof except as expressly permitted by any of the provisions of this Plan.  The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof.  The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

9.            Availability of Shares of Capital Stock.

(a)            The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights.

(b)            So long as the shares of Preferred Stock (and, following the time that a Person becomes an Acquiring Person, shares of Common Stock and other securities) issuable upon the exercise of Rights may be listed or admitted to trading on NASDAQ or listed on any other national securities exchange or quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on NASDAQ or listed on such other national securities exchange or quotation system upon official notice of issuance upon such exercise.

(c)            From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary, to permit the issuance of shares of Preferred Stock
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(and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) upon the exercise of Rights, to register and qualify such shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of (x) the date as of which the Rights are no longer exercisable for such securities and (y) the Expiration Date.  The Company may temporarily suspend, for a period of time not to exceed ninety (90) days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective.  Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.  The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 9(c) and give the Rights Agent a copy of such announcement.  Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification or exemption in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

(d)            The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) delivered upon exercise of Rights (subject to payment of the Purchase Price) or delivered pursuant to an exchange for Common Stock under Section 24, shall, at the time of delivery of the certificates therefor, be duly and validly authorized and issued and fully paid and nonassessable shares.

(e)            The Company further covenants and agrees that it will pay when due and payable any and all taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock (or shares of Common Stock and other securities) upon the exercise of Rights.  The Company shall not, however, be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Stock (or shares of Common Stock and other securities) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Stock (or shares of Common Stock and other securities) upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s or the Rights Agent’s satisfaction that no such tax or charge is due.

10.            Capital Stock Record Date.  Each Person in whose name any certificate for Preferred Stock (or Common Stock or other securities, as the case may be) is issued (or in whose name shares thereof are registered in book-entry form) upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock (or Common Stock or other securities, as the case may be) represented by such certificate (or registered in book-entry form), and such certificate shall be dated (or the registration in book-
15

entry form shall be dated), the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes or charges) was made or, if issued pursuant to Section 24, the date upon which the Company issues such certificate or effects such registration in book-entry form in exchange for the Rights; provided, however, that if the applicable transfer books of the Company are closed on such date, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated (or the registration in book-entry form shall be dated), the next succeeding Business Day on which such transfer books are open.  Before the exercise of the Rights evidenced thereby (or an exchange pursuant to Section 24), the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock (or Common Stock or other securities, as the case may be) for which the Rights shall be exercisable, including the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

11.            Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights.  The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)
(i)            In the event the Company shall at any time after the date of this Plan (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding shares of Preferred Stock, (C) combine the outstanding shares of Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, as the case may be, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately before such date and at a time when the Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.

(ii)            Subject to Section 24 of this Plan, and except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii), in the event that any Person becomes an Acquiring Person, each holder of a Right shall thereafter have the right to receive, upon exercise thereof at a price equal to the then-current Purchase Price, in accordance with the terms of this Plan and in lieu of shares of Preferred Stock, such number of shares of Common Stock (or at the option of the Company, such number of one-hundredths of a share of Preferred Stock) as shall equal the result obtained by multiplying (x) the then-current Purchase Price, by (y) the number of one-hundredths of a share of Preferred Stock for which a Right is then exercisable and dividing the product of (x) and (y) by (z) 50% of the then-current per share market price of the Common Stock (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event;
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provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with this Section 11 hereof.  Notwithstanding anything in this Plan to the contrary, however, from and after the time (the “Invalidation Time”) when any Person first becomes an Acquiring Person, any Rights that are Beneficially Owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the Invalidation Time or (z) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee before or concurrently with the Invalidation Time pursuant to either (I) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer that the Board has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be void without any further action, and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Plan.  The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or its Affiliates or Associates or transferees hereunder.  From and after the Invalidation Time, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled.  The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Invalidation Time and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following.  Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Invalidation Time has not occurred.

(iii)            The Company may at its option (or, if required to comply with its Certificate of Incorporation, shall) substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fraction of shares of Preferred Stock (or, if required to comply with its Certificate of Incorporation, equivalent shares of its capital stock) having an aggregate current market value equal to the current per share market price of a share of Common Stock.  In the event that there shall be an insufficient number of shares of Common Stock authorized but unissued (and unreserved) to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, (A) determine the excess of (x) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the “Current Value”) over (y) the then-current Purchase Price multiplied by the number of one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately before the time that the Acquiring Person became such (such excess, the “Spread”), and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11(a)(ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with subparagraph (ii) upon exercise of the Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including shares or fractions
17

of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board to have substantially the same value as the shares of Common Stock (such shares of preferred stock and shares or fractions of shares of preferred stock are hereinafter referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the date that the Acquiring Person became such (the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of such Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread.  If, within the thirty (30) day period referred to above the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board elects, such thirty (30) day period may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is hereinafter called the “Substitution Period”).  To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof.  In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.  For purposes of this Section 11(a)(iii), the value of the shares of Common Stock shall be the current per share market price (as determined pursuant to Section 11(d)(i)) on the Section 11(a)(ii) Trigger Date and the per share or fractional value of any “Common Stock Equivalent” shall be deemed to equal the current per share market price of the Common Stock on such date.  The Board may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

(b)            In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having similar rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Shares”)) or securities convertible into Preferred Stock or Equivalent Preferred Shares at a price per share of Preferred Stock or Equivalent Preferred Shares (or having a conversion price per
18

share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately before such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of shares of Preferred Stock and Equivalent Preferred Shares which the aggregate offering price of the total number of such shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.  In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and which shall be binding on the Rights Agent.  Shares of Preferred Stock and Equivalent Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation.  Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c)            In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately before such record date by a fraction, the numerator of which shall be the then-current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent) of the portion of such assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock, and the denominator of which shall be such current per share market price of the Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right.  Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.
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(d)
(i)            Except as otherwise provided herein, for the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately before, but not including, such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following, but not including, the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security, and before the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security.  The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ or, if the Security is not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if on such date the Security is not so quoted or reported, the average of the high and low asked prices in the over-the-counter market as reported by any system then in use, or, if not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board.  The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii)            For the purpose of any computation hereunder, if the Preferred Stock is publicly traded, the “current per share market price” of the Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i).  If the Preferred Stock is not publicly traded but the Common Stock is publicly traded, the “current per share market price” of the Preferred Stock shall be conclusively deemed to be the current per share market price of the Common Stock as determined pursuant to Section 11(d)(i) multiplied by the then applicable Adjustment Number (as defined in and determined in accordance with the Certificate of Designation for the Preferred Stock).  If neither the Common Stock nor the Preferred Stock is publicly traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent.

(e)            No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments not required to be made by reason of this Section 11(e) shall be
20

carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-hundredth of a share of Preferred Stock or share of Common Stock or other share or security as the case may be.  Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the Expiration Date.  If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than the Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), 11(b), 11(c), 11(e), 11(h), 11(i) and 11(m) and the provisions of Sections 7, 9, 10 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(f)            All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(g)            Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c), each Right outstanding immediately before the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a share of Preferred Stock (calculated to the nearest one-hundredth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one-hundredths of a share of Preferred Stock purchasable upon the exercise of a Right immediately before such adjustment by (y) the Purchase Price in effect immediately before such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(h)            The Company may elect on or after the date of any adjustment of the Purchase Price or any adjustment made to the number of shares of Preferred Stock for which a Right may be exercised pursuant to Section 11(a)(i), 11(b) or 11(c) hereof to adjust the number of Rights, in substitution for any adjustment in the number of one one-hundredths of a share of Preferred Stock purchasable upon the exercise of a Right.  Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately before such adjustment.  Each Right held of record before such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-hundredth) obtained by dividing the Purchase Price in effect immediately before adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price.  The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made.  This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have
21

been issued, shall be at least ten (10) days later than the date of the public announcement.  If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders before the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled as a result of such adjustment.  Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(i)            Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one-hundredths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder without effect on the Purchase Price payable to exercise a Right or the number of one one-hundredths of a share of Preferred Stock issuable upon the exercise of a Right as provided herein.

(j)            Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or other such shares at such adjusted Purchase Price.

(k)            In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event issuing to the holder of any Right exercised after such record date the Preferred Stock, Common Stock or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock, Common Stock or and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect before such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(l)            Notwithstanding anything in this Section 11 to the contrary, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in shares of Preferred Stock or issuance of rights, options or warrants referred to hereinabove in
22

Section 11(b), hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(m)            Notwithstanding anything in this Plan to the contrary, in the event that at any time after the date of this Plan and before the Distribution Date, the Company shall (i) declare and pay any dividend on the Common Stock payable in Common Stock, or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of a dividend payable in Common Stock) into a greater or lesser number of shares of Common Stock, then, in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately before such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately before the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

(n)            The Company agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Section 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

(o)            In the event that the Rights become exercisable, the Board in its sole discretion may permit the Rights, subject to Section 7(e), to be exercised for 50% of the shares of Common Stock (or other securities, cash or other assets, as the case may be) that would otherwise be purchasable under subsection (a), in consideration of the surrender to the Company of the Right Certificate representing the Right so exercised and without other payment of the Purchase Price (“Cashless Exercise”).  Rights exercised under this Section 11(o) shall be deemed to have been exercised in full and shall be canceled.

12.            Certificate of Adjusted Purchase Price or Number of Shares.  Whenever an adjustment is made as provided in Section 11 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock or the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or if before the Distribution Date, to each holder of a certificate representing shares of Common Stock or Book Entry shares in respect thereof) in accordance with Section 26 hereof.  The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of any such adjustment or any such event unless and until it shall have received such certificate.  Any adjustment to be made pursuant to Section 11 hereof shall be effective as of the date of the event giving rise to such adjustment.

13.            [Reserved].
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14.            Fractional Rights and Fractional Shares.

(a)            The Company shall not be required to issue fractions of Rights (except before the Distribution Date in accordance with Section 11(m) hereof) or to distribute Right Certificates which evidence fractional Rights.  In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right.  For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately before the date on which such fractional Rights would have been otherwise issuable.  The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ or, if the Rights are not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such system then in use or, if on any such date the Rights are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board.  If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used.

(b)            The Company shall not be required to issue fractions of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock) or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock) upon the exercise or exchange of Rights.  Interests in fractions of Preferred Stock in integral multiples of one one-hundredth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners (for the purposes of this Section 14(b), as such term is defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act) of the Preferred Stock represented by such depositary receipts.  In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-hundredth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised for shares of Preferred Stock as herein provided an amount in cash equal to the same fraction of the current market value of one share of Preferred Stock.  For the purposes of this Section 14(b), the current market value of a share of Preferred Stock shall be the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately before the date of such exercise.
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(c)            The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights.  In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates at the time such Rights are exercised or exchanged for shares of Common Stock as herein provided an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 11(d)(i) hereof), for the Trading Day immediately before the date of such exercise or exchange.

(d)            The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as provided above).

(e)            Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments.  The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Plan relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

15.            Rights of Action.  All rights of action in respect of this Plan, excepting the rights of action given to the Rights Agent under Section 18 and Section 20 hereof, are vested in the respective registered holders of the Right Certificates (and, before the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, before the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, before the Distribution Date, of the Common Stock), on such holder’s own behalf and for such holder’s own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate (or, before the Distribution Date, such Common Stock) in the manner provided in such Rights Certificate and in this Plan.  Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Plan.

16.            Agreement of Right Holders.  Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)            before the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of the Common Stock;
25

(b)            after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or agency of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer, and such additional evidence of the identity of the Beneficial Owner, former Beneficial Owner and/or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request;

(c)            the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, before the Distribution Date, the Common Stock certificate (or Book Entry shares in respect of Common Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the Common Stock certificate (or notices provided to holders of Book Entry shares of Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the penultimate sentence of Section 11(a)(ii), shall be affected by any notice to the contrary; and

(d)            notwithstanding anything in this Plan to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Plan by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use its reasonable best efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

17.            Right Certificate Holder Not Deemed a Stockholder.  No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Plan), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

18.            Concerning the Rights Agent.

(a)            The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, administration, execution and amendment of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent
26

for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance, administration and execution of this Plan or the exercise and performance of its duties hereunder, including, without limitation, the costs and expenses of defending against any claim of liability in the premises. The provisions of this Section 18 and Section 20 below (including, but not limited to, the indemnity provided herein) shall survive the exercise or expiration of the Rights, the termination of this Plan and the resignation or removal of the Rights Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.

(b)            The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, the acceptance and administration of this Plan in reliance upon any Right Certificate or certificate for the Preferred Stock or Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof. The Rights Agent shall not be deemed to have any duty or notice unless and until the Company has provided the Rights Agent with actual written notice. Anything in this Plan to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Rights Agent has been advised of the possibility of such loss or damage. Any liability of the Rights Agent under this Plan shall be limited to the amount of fees paid by the Company to the Rights Agent.

19.            Merger or Consolidation or Change of Name of Rights Agent.

(a)            Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholder services or corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Plan and at such time any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.
27

(b)            In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

20.            Duties of Rights Agent.  The Rights Agent undertakes the duties and obligations expressly imposed by this Plan (and no implied duties or obligations shall be read against the Rights Agent) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)            The Rights Agent may consult with legal counsel (who may be legal counsel for the Company and/or the Board and/or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered, or omitted to be taken by it in accordance with such advice or opinion.

(b)            Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering (or omitting to take) any action hereunder, such fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of the current per share market price of any security) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Executive Vice President, the Treasurer or the Secretary of the Company (each, an “Authorized Officer”)and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered omitted in good faith by it under the provisions of this Plan in reliance upon such certificate.

(c)            The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.

(d)            The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)            The Rights Agent shall not have any liability nor be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights
28

becoming null and void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 23 or 24 hereof, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate pursuant to Section 12 hereof describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Stock to be issued pursuant to this Plan or any Right Certificate or as to whether any Preferred Stock will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f)            The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.

(g)            The Rights Agent is hereby authorized and directed to accept advice or instructions with respect to the performance of its duties hereunder from any one of the Authorized Officers of the Company, and to apply to such Authorized Officers for advice or instructions in connection with its duties, and such advice or instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in good faith in accordance with the advice or instructions of any such Authorized Officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Plan and the date on and/or after which such action shall be taken or omitted and the Rights Agent shall not be liable for any action taken, suffered or omitted in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three Business Days after the date indicated in such application unless any such Authorized Officer shall have consented in writing to an earlier date) unless, prior to taking, suffering or omitting any such action, the Rights Agent has received written instructions in response to such application specifying the action to be taken, suffered, or omitted.

(h)            The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not a Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i)            The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, absent gross negligence, willful misconduct or bad faith.
29

(j)            No provision of this Plan shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not assured to it.

(k)            If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has not been executed, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company

21.            Change of Rights Agent.  The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon thirty (30) days’ notice in writing mailed to the Company and, in the event that the Rights Agent or one of its affiliates is not also the transfer agent for the Company, to each transfer agent for the Common Stock or Preferred Stock by registered or certified mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Plan as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent for the Common Stock or Preferred Stock by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a Person organized and doing business under the laws of the United States or of any State of the United States which is authorized under such laws to conduct shareholder services business and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $10 million or (b) an Affiliate of such Person. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent for the Common Stock or Preferred Stock, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or
30

removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

22.            Issuance of New Right Certificates.  Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such forms as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Plan.  In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and before the Expiration Date, the Company may with respect to shares of Common Stock so issued or sold pursuant to (i) the exercise of stock options, (ii) under any employee plan or arrangement, (iii) the exercise, conversion or exchange of securities, notes or debentures issued by the Company or (iv) a contractual obligation of the Company, in each case existing before the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale.

23.            Redemption.

(a)            The Board may, at any time before such time as any Person first becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date hereof (the “Redemption Price”).  The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.  The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the current market price of the Common Stock at the time of redemption as determined pursuant to Section 11(d)(i) hereof) or any other form of consideration deemed appropriate by the Board.  Notwithstanding the foregoing, the aggregate Redemption Price payable to any holder of Rights upon the redemption of all Rights held by such holder shall be rounded to the nearest $0.01 (such that fractions of $0.01 greater than or equal to $0.005 shall be rounded up and fractions of $0.01 less than $0.005 shall be rounded down); and further provided that the aggregate Redemption Price payable to any holder of Rights upon the redemption of all Rights held by such Person shall in no event be less than $0.01.

(b)            Immediately upon the action of the Board ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.  The Company shall promptly give public notice of any such redemption (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption.  Within ten (10) days after such action of the Board ordering the redemption of the Rights (or such later time as the Board may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, before the Distribution Date, on the registry books of the transfer agent for the Common Stock.  Any notice which is mailed in the manner herein provided shall be deemed
31

given, whether or not the holder receives the notice.  Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.  The failure to give notice required by this Section 23(b) or any defect therein shall not affect the validity of the action taken by the Company.

(c)            In the case of a redemption under Section 23(a) hereof, the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, before the Distribution Date, on the registry books of the transfer agent of the Common Stock, and upon such action, all outstanding Right Certificates shall be void without any further action by the Company.

24.            Exchange.

(a)            The Board may, at its option, at any time after any Person first becomes an Acquiring Person, exchange all or part of the then outstanding Rights (which shall not include Rights that have not become effective or that have become null and void pursuant to the provisions of Section 11(a)(ii) hereof ) for shares of Common Stock at an exchange ratio of one share of Common Stock (or one-hundredth of a share of Preferred Stock) per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Ratio”).  Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after an Acquiring Person becomes the Beneficial Owner of 50% or more of the outstanding shares of Common Stock.  The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.  Before effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”).  If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange, and all Persons entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(b)            Immediately upon the effectiveness of the action of the Board ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio.  The Company shall promptly give public notice of any such exchange (with prompt written notice thereof to the Rights Agent) and shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice
32

of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged.  Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c)            The Company may at its option substitute, and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued (and unreserved) to permit an exchange of Rights as contemplated in accordance with this Section 24 (or if the issuance of Common Stock in exchange for any Rights would not otherwise be permitted under the Certificate of Incorporation), the Company shall substitute, to the extent of such insufficiency or to the extent necessary to comply with its Certificate of Incorporation, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or Equivalent Preferred Shares, as such term is defined in Section 11(b), or other equivalent shares of its capital stock) such that the current per share market price (determined pursuant to Section 11(d) hereof) of one share of Preferred Stock (or Equivalent Preferred Share or other equivalent share) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11(d) hereof) as of the date of such exchange.

25.            Notice of Certain Events.

(a)            In case the Company shall at any time after the earlier of the Distribution Date or the Stock Acquisition Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding Preferred Stock), (iv) to effect the liquidation, dissolution or winding up of the Company, or (v) to declare or pay any dividend on the Common Stock payable in Common Stock, to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend or distribution or offering of rights or warrants, or the date on which such liquidation, dissolution, winding up, reclassification, subdivision, combination or consolidation is to take place and the date of participation therein by the holders of the Common Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days before the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least ten (10) days before the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock and/or Preferred Stock, whichever shall be the earlier.

(b)            In the event that any Person becomes an Acquiring Person, then the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a
33

Right Certificate (or if occurring before the Distribution Date, the holders of the Common Stock) in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii).

(c)            The failure to give notice required by this Section 25 or any defect therein shall not affect the validity of the action taken by the Company or the vote upon any such action.

26.            Notices.  Except as otherwise provided herein, notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

AUTOBYTEL INC.
18872 MacArthur Boulevard
Irvine, CA 92612-1400
Attention: General Counsel
Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
COMPUTERSHARE TRUST COMPANY, N.A.
250 Royall Street
Canton, MA 02021
Attention: Client Services
Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or if before the Distribution Date, to each holder of a certificate representing shares of Common Stock or Book Entry shares in respect thereof) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.
27.            Supplements and Amendments.  Except as otherwise provided in this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Plan in any respect without the approval of any holders of the Rights.  At any time when the Rights are no longer redeemable, except as otherwise provided in this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Plan without the approval of any holders of Rights, in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that no such supplement or amendment may
34

adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such amendment may cause the Rights again to become redeemable or cause this Plan again to become amendable other than in accordance with this sentence.  Notwithstanding anything contained in this Plan to the contrary, no supplement or amendment shall be made which decreases the Redemption Price.  Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall promptly execute such supplement or amendment.  Notwithstanding anything contained in this Plan to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, immunities or obligations under this Plan.  The Rights Agent hereby acknowledges that in all matters arising under this Plan, including any amendment hereto pursuant to this Section 27, time is of the essence.

28.            Successors.  All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

29.            Benefits of this Plan.  Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, before the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, before the Distribution Date, the Common Stock).

30.            Process to Seek Exemption.  Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person becoming an Acquiring Person, may, in accordance with this Section 30, request that the Board grant an exemption with respect to such acquisition under this Plan (the Person requesting such exemption, a “Requesting Person”) so that such acquisition will be deemed to be an “Exempt Transaction” for purposes of this Plan (an “Exemption Request”).  An Exemption Request shall be in proper form and shall be delivered by fax and by registered mail, return receipt requested, to the Secretary of the Company at the principal executive offices of the Company.  To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock, such that the Requesting Person would otherwise become an Acquiring Person, and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire.  The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof pursuant to registered mail; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request.  The Board shall grant an exemption in response to an Exemption Request only if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person will not be likely to directly or indirectly limit the
35

availability to the Company of the Tax Benefits or is otherwise in the best interests of the Company.  Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares of Common Stock approved by the Board), in each case as and to the extent the Board shall determine in its sole discretion to be necessary or desirable to provide for the protection of the Company’s Tax Benefits or otherwise in the best interests of the Company.  The Board shall not have any obligation, implied or otherwise, to grant any Exemption Request.  Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto.

31.            Determinations and Actions by the Board of Directors.  The Board shall have the exclusive power and authority to administer this Plan and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Plan, including the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations deemed necessary or advisable for the administration of this Plan (including a determination to redeem or not redeem the Rights or to amend or not amend this Plan).  All such actions, calculations, interpretations and determinations that are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties.  The Rights Agent is entitled always to presume that the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.  The Board may delegate all or any portion of its power and authority to administer this Plan and to exercise the rights and powers hereunder to a committee of and appointed by the Board.

32.            Severability.  If any term, provision, covenant or restriction of this Plan or applicable to this Plan is held by a court of competent jurisdiction or other authority to be invalid, null and void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated; and provided, further, that if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately; provided, however, that notwithstanding anything in this Plan to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, null and void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Plan would adversely affect the purpose or effect of this Plan, the right of redemption set forth in Section 23 hereof shall be reinstated (with prompt notice to the Rights Agent) and shall not expire until the Close of Business on the tenth Business Day following the date of such determination by the Board.

33.            Governing Law.  This Plan and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.
36

34.            Counterparts.  This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.  A signature to this Plan transmitted electronically shall have the same authority, effect and enforceability as an original signature.
35.            Descriptive Headings.  Descriptive headings of the several sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

36.            Force Majeure.  Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control, including acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

37.            Interpretation.  In this Plan, unless a clear contrary intention appears:

(a)            where not inconsistent with the context, words in the plural number include the singular number and vice versa;

(b)            reference to any Person includes such Person’s successors and assigns but, if applicable, only such successors and assigns permitted by this Plan;

(c)            reference to any gender includes each other gender;

(d)            reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and includes all addenda, exhibits and schedules thereto;

(e)            all references to Sections refer to the Sections of this Plan and all references to Exhibits refer to the Exhibits attached to this Plan, each of which is made a part of this Plan for all purposes;

(f)            reference to any law means such law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law means that provision of such law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

(g)            “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Plan as a whole and not to any particular Section or other provision hereof and, unless the context otherwise requires, references herein to a specific Section,
37

subsection, preamble, recital, or Exhibit refer, respectively, to Articles, Sections, subsections, preamble, recitals, or Exhibits of this Plan;

(h)            “including” (and with correlative meaning, “include”) means including without limitation;

(i)            “or” is used in the inclusive sense of “and/or”;

(j)            with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding”; and

(k)            the terms “Dollars” and “$” mean United States Dollars.

[SIGNATURE PAGE FOLLOWS]
38

IN WITNESS WHEREOF, the parties hereto have caused this Tax Benefit Preservation Plan to be duly executed as of the 26th day of May, 2010.
AUTOBYTEL INC.
By:   /s/ Glenn E. Fuller
Name:    Glenn E. Fuller
Title:	Executive Vice President, Chief Legal and Administrative Officer and Secretary
COMPUTERSHARE TRUST COMPANY, N.A.,
as Rights Agent
By:    /s/ Dennis V. Moccia
Name:      Dennis V. Moccia
Title:            Manager, Contract Administration

Exhibit A
Form of Right Certificate
Certificate No. R-______
NOT EXERCISABLE AFTER May 26, 2014 OR SUCH EARLIER DATE AS PROVIDED BY THE TAX BENEFIT PRESERVATION PLAN OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS.  THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE TAX BENEFIT PRESERVATION PLAN. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE TAX BENEFIT PRESERVATION PLAN, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE TAX BENEFIT PRESERVATION PLAN) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.
RIGHT CERTIFICATE
AUTOBYTEL INC.
This certifies that ___________________________ or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefit Preservation Plan, dated as of May 26, 2010, as the same may be amended from time to time (the “Plan”), between Autobytel Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Plan) and before 5:00 P.M., Eastern time, on May 26, 2014 at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-hundredth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of the Company at a purchase price of $_______ per one one-hundredth of a share of Preferred Stock (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed.  The number of Rights evidenced by this Rights Certificate (and the number of one one-hundredths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of __________ ___, 20__, based on the Preferred Stock as constituted at such date.  As provided in the Plan, the Purchase Price, the number of one one-hundredths of a share of Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.  Any capitalized terms used herein and not otherwise defined shall have the meaning attributed to them in the Plan.
Except as otherwise provided in the Plan, in the event that any person, entity or group becomes an Acquiring Person, if the Rights evidenced by this Right Certificate are Beneficially Owned by

(i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person, (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights.
As provided in the Rights Agreement, the Purchase Price and the number and kind of Preferred Stock or other securities that may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events, including any person, entity or group becoming an Acquiring Person.
This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates.  Copies of the Plan are on file at the principal executive offices of the Company.  The Company will mail to the holder of this Right Certificate a copy of the Plan without charge after receipt of a written request therefor.
This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase.  If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Plan, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for shares of the Company’s Common Stock, par value $0.001 per share, or shares of Preferred Stock.
No fractional shares of Common Stock or Preferred Stock will be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-hundredths of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Plan.
No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Plan.
This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.
WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.  Dated as of _________ __, 20__.
AUTOBYTEL INC.
By:
Name:
Title:
ATTEST:
Name:
Title:
Countersigned:
COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent
By:

     Name:
     Title:

Form of Reverse Side of Right Certificate
FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer the Right Certificate)
FOR VALUE RECEIVED
__________________________
hereby sells, assigns and
transfers unto

(Please print name and address of transferee)

_______ Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________________ Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.
Dated:
Signature
Signature Guaranteed:
Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

(To be completed)
The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Plan).

Signature

Form of Reverse Side of Right Certificate – continued
FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise
Rights represented by Right Certificate)
TO AUTOBYTEL INC.:
The undersigned hereby irrevocably elects to exercise ________ Rights represented by this Right Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates representing such shares of Preferred Stock (or such other securities) be issued in the name of:

(Please print name and address)
If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:
Please insert social security
or other identifying number

(Please print name and address)
Dated: _________________________
                                                                                                            ________________________________________________________________
Signature
(Signature must conform to holder specified on Right Certificate)
Signature Guaranteed:
Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

Form of Reverse Side of Right Certificate -- continued

(To be completed)
The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to, an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Plan).

                                                                                                            ________________________________________________________________
Signature

NOTICE
The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.
In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

Exhibit B
UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE TAX BENEFIT PRESERVATION PLAN, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE TAX BENEFIT PRESERVATION PLAN) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.
SUMMARY OF RIGHTS TO PURCHASE
SHARES OF PREFERRED STOCK OF
AUTOBYTEL INC.
On May 26, 2010, the Board of Directors of Autobytel Inc. (the “Company”) declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of Common Stock, par value $0.001 per share (the “Common Stock”).  The dividend is payable on June 11, 2010 (the “Record Date”) to the stockholders of record on that date.  Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”) at a price of $8.00 per one one-hundredth of a share of Preferred Stock (the “Purchase Price”), subject to adjustment.  The description and terms of the Rights are set forth in the Tax Benefit Preservation Plan, dated as of May 26, 2010, as the same may be amended from time to time (the “Plan”), between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”).
The Plan is designed to help protect the Company’s tax net operating loss carryforwards.  The Plan is intended to act as a deterrent to any person or group from becoming or obtaining the right to become a “5-percent shareholder” (as such term is used in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder) or, in certain cases, increasing such person’s or group’s ownership of Common Stock, without the approval of the Board of Directors.  The Rights may cause substantial dilution to a person or group that attempts to acquire a certain percentage of shares in the Company on terms not approved by the Board of Directors.  Because of the dilution to a person or group that attempts to acquire a certain percentage of shares in the Company, the Plan may also have certain anti-takeover effects.  Additionally, the Board of Directors may redeem the Rights, as discussed more fully below.
Until the earlier to occur of (i) ten (10) business days following a public announcement that a person or group of affiliated persons (with certain exceptions, an “Acquiring Person”) has acquired beneficial ownership of 4.90% or more of the shares of Common Stock then outstanding or (ii) ten (10) business days (or such later date as may be determined by action of the Board of Directors before such time as any person or group of affiliated persons becomes an Acquiring Person) after the date of commencement of a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.90% or more of the then-outstanding shares of Common Stock (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates (or book entry shares in respect of the Common Stock) outstanding as of the Record Date, solely by such Common Stock certificate (or such book entry shares).
The Plan provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Stock.  Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates (or book entry shares in respect of the Common Stock) issued after the Record Date upon transfer or new issuances of Common Stock, as applicable, will contain a notation incorporating the Plan by reference and, with respect to any uncertificated book entry shares issued after the Record Date, proper notice will be provided that incorporates the Plan by reference.  Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock (or book entry shares of Common Stock) outstanding as of the Record Date, even without a notation incorporating the Plan by reference (or such notice, in the case of Book Entry shares), notice or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate or book entry shares, as the case may be.  As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to (or credited to the account of) holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.
The Rights are not exercisable until the Distribution Date.  The Rights will expire upon the earliest of the close of business on May 26, 2014 (unless that date is advanced or extended), the time at which the Rights are redeemed or exchanged under the Plan, the end of the calendar month in which the Company’s 2011 annual meeting of stockholders occurs if stockholder approval of the Plan has not been received at such meeting, the repeal of Section 382 of the Code or any successor statute if the Board determines that the Plan is no longer necessary for the preservation of the Company’s tax benefits, the beginning of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward, or such time as the Board determines that a limitation on the use of the tax benefits under Section 382 would no longer be material to the Company.
The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).
The Rights are also subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock, or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, before the Distribution Date.

Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable.  Each share of Preferred Stock will be entitled, when, as and if declared out of lawfully available funds, to a minimum preferential quarterly dividend payment of $1.00 per share or an amount equal to 100 times the dividend declared per share of Common Stock.  In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of the greater of $1.00 per share but will be entitled to an amount equal to 100 times the payment made per share of Common Stock.  Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 100 times the amount received per share of Common Stock.  These rights are protected by customary anti-dilution provisions.  Shares of Preferred Stock shall rank junior to any other series of the Company’s preferred stock.

Because of the nature of the Preferred Stock’s dividend and liquidation rights, the value of the one one-hundredth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.
If any person or group of affiliated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Common Stock having a market value of two times the Purchase Price.
If any person or group of affiliated persons becomes an Acquiring Person, the Board of Directors may permit, in its sole discretion, the Rights, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), to be exercisable for 50% of the shares of Common Stock that would otherwise be purchasable upon the payment of the Purchase Price in consideration of the surrender to the Company of the exercised Rights and without other payment of the Purchase Price.
At any time after any person or group becomes an Acquiring Person and before the acquisition by such person or group of 50% or more of the outstanding shares of Common Stock, the Board of Directors may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company’s preferred stock having similar rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).
With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.  No fractional shares of Common Stock or Preferred Stock will be issued (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day before the date of exercise.

At any time before the time an Acquiring Person becomes such, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of adoption of the Plan (the “Redemption Price”).  The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.  Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price as rounded to the nearest $0.01.
For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Plan in any manner.  After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Plan in any manner that does not adversely affect the interests of holders of the Rights.
Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including the right to vote or to receive dividends.
A copy of the Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A.  A copy of the Plan is available free of charge from the Company.  This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Plan, as the same may be amended from time to time, which is hereby incorporated herein by reference.

AMENDMENT NO. 1
TO
TAX BENEFIT PRESERVATION PLAN

This Amendment No. 1 to Tax Benefit Preservation Plan (“Amendment”) is entered into between Autobytel Inc., a Delaware corporation (“Company”), and Computershare Trust Company, N.A., as rights agent (“Rights Agent”) effective as of April 14, 2014.

Background

The Company and the Rights Agent are parties to that certain Tax Benefit Preservation Plan dated as of May 26, 2010 (“Plan”). The Board of Directors of the Company deems it advisable and in the best interests of the Company and its stockholders to amend the Plan to extend its maturity date and to increase the Purchase Price (as defined in the Plan). No Person (as defined in the Plan) has become an Acquiring Person (as defined in the Plan).
1.            Amendments. Pursuant to and in accordance with Section 27 of the Plan, the Plan is hereby amended as follows:

(a)	Paragraph (a), clause (i) of Section 7 of the Plan is amended in its entirety to read as follows:
“(i) the Close of Business on May 26, 2017,”
(b)	Paragraph (a), clause (iv) of Section 7 of the Plan is amended in its entirety to read as follows:
“(iv) the end of the calendar month in which occurs the final adjournment of the Company’s 2014 annual meeting of stockholders, if stockholder approval of this Plan has not been received at such meeting,”
(c)	The last sentence of paragraph (a) of Section 7 of the Plan is amended in its entirety to read as follows:
“Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes, prior to the Close of Business on May 26, 2017, that the Expiration Date has not occurred.”
(d)	The first sentence of paragraph (b) of Section 7 of the Plan is amended in its entirety to read as follows;
“The Purchase Price shall be $75.00 for each one one-hundredth of a share of Preferred Stock purchasable upon the exercise of a Right (the “Purchase Price”).”
(e)	Each of the Legend and paragraph one of the Form of Right Certificate, attached as Exhibit A to the Plan, is amended so that the references to “May 26, 2014” are replaced with “May 26, 2017”.
2.            Effect of this Amendment.  It is the intent of the parties that this Amendment constitutes an amendment of the Plan as contemplated by Section 27 thereof.  Except as provided herein, the Plan is in all other respects ratified and confirmed and shall continue in full force and effect as amended hereby.  This Amendment shall be deemed effective as of the date hereof as if executed by both parties hereto on such date.

3.            Counterparts.  This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

4.            Governing Law.  This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

5.            Severability.  If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

6.            Descriptive Headings.  The captions herein are included for convenience of reference only, do not constitute a part of this Amendment and shall be ignored in the construction and interpretation hereof.

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date set forth above.

Autobytel Inc.

By:	/s/ Glenn E. Fuller
Executive Vice President, Chief Legal and Administrative Officer and Secretary

COMPUTERSHARE TRUST COMPANY, N.A.
By:	/s/ Dennis V. Moccia
Name: Dennis V. Moccia
Title: Manager, Contract Adminstration

PRELIMINARY COPY

AUTOBYTEL INC.
ATTN: GLENN E. FULLER
18872 MACARTHUR BOULEVARD, SUITE 200
IRVINE, CA 92612-1400

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M74544-P52690

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AUTOBYTEL INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Class I Directors	☐	☐	☐

To withhold authority to vote for any individual nominee, mark "For All Except" and write the number of the nominee on the line below.

____

Nominees:

01) Jeffrey H. Coats
02) Jeffrey M. Stibel

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Stockholder Letter are available at www.proxyvote.com.

M74545-P52690

AUTOBYTEL INC.
Annual Meeting of Stockholders
June 19, 2014 at 10:00 a.m.
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Jeffrey H. Coats, Curtis E. DeWalt and Glenn E. Fuller, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as directed on the reverse side of this proxy, all of the shares of Common Stock of AUTOBYTEL INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at the offices of the Company, 18872 MacArthur Boulevard, Suite 200, Irvine, California 92612-1400, on Thursday, June 19, 2014, at 10:00 a.m., Pacific Time, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

Preliminary Copy

April [*], 2014

Dear Fellow Stockholders,

2013 was our best year in recent memory.  Over the past year, we significantly strengthened Autobytel’s industry position through a series of strategic investments, relationships and acquisitions.  Revenue and profits grew significantly, and when combined with auto industry tailwinds, we believe the company is well-positioned for growth as we move further into 2014.

Expanding and Enhancing our Industry Influence
In January 2014 we acquired AutoUSA from AutoNation.  The integration is well underway and on plan.  Through this milestone transaction, we significantly enhanced our retail distribution channel, adding an incremental 1,400 dealers and increasing lead volumes with 900 existing dealer relationships.  Our dealer network today stands at more than 5,000, and our dealer sales and services teams are working to further expand that base, giving us a broader network through which to sell our high-value dealer products and our high-converting sales leads.

We believe the acquisition has made Autobytel an even more important, and larger, player in the marketplace.  It also helps solidify our long-standing relationship with AutoNation, and already is generating increased momentum for lead volume and distribution network expansion.  As we work through the integration, we expect to realize significant cost synergies beginning at the end of the 2014 second quarter.  We also expect the acquisition to drive meaningful increases in our revenue and cash flow, and we expect it to be accretive to our financial results this year.

In September 2013, we made an investment in AutoWeb, an exciting new pay-per-click, auction driven automotive advertising marketplace.  Launched at the start of 2014, AutoWeb is quickly signing new automotive advertiser and publisher customers, including some very well-known brands.  Autobytel was AutoWeb’s pioneer customer, allowing us to monetize consumer traffic that had previously been under-monetized or not monetized at all.  We believe the investment will create meaningful opportunities to deliver serious car buyers to our manufacturer and dealer customers, while offering a personalized online experience for consumers.

Also in September, we acquired Advanced Mobile, creating a unique platform, which is at the core of a wide array of mobile services we now offer to manufacturer and dealer customers.  With the growth in smart phone and tablet use, the automotive industry has been searching for ways to utilize mobile technologies in its marketing and sales efforts, and we believe Autobytel is now filling that need.  Our new mobile suite—Autobytel Mobile—includes our proprietary TextShield product that facilitates two-way text conversations between dealers and car shoppers in a centralized, controlled and privacy-sensitive environment.   TextShield is the centerpiece of our complete mobile suite that also provides dealers with mobile websites designed to drive consumer engagement, mobile apps and text message marketing.  Early customer feedback has been very positive.

Also last year we made a strategic investment in SaleMove, a company that enhances communications with consumers by improving the online car shopping experience.  Autobytel is now the exclusive provider of SaleMove’s innovative products to the automotive industry, helping dealers interact with consumers in real-time using live video, audio, text-based chat or phone…whatever method is most comfortable to the consumer.  SaleMove’s “guided tour” technology allows consumers to use a dealer’s website as if it is a virtual showroom.  Automotive consumers are shopping online more than ever, with the average consumer physically visiting fewer than two automotive dealerships before purchasing a vehicle, down significantly from the historical average of more than three visits.  As a result, a dealer’s virtual showroom has become increasingly important.  SaleMove’s products are helping us attract new customers, while expanding our relationships with current customers.

We are continuing to look for additional strategic investments and acquisitions that could strengthen our business, whether to bolster our core leads business, broaden our technology savvy or enhance our lead generation activities, among others.

Helping the Automotive Industry Sell More Cars
The core of our value proposition is helping manufacturers and dealers sell more cars, and our strategic initiatives strengthen this ongoing commitment.

Through Autobytel’s culture of “quality,” our unwavering focus for the last several years has been to consistently deliver leads that convert to car sales for our industry customers at a high percentage.  Our efforts have paid off in leads that convert at a rate of approximately 25% from our flagship website Autobytel.com, and 16-18% for all Autobytel internally-generated leads, which is nearly two-to-three times our estimate of the industry average, all as validated by R.L. Polk.  Our success over the past several quarters can be directly correlated to these high conversion rates.

We delivered more than 5.1 million automotive leads to customers in 2013, up 23% from 2012.  Lead volume has increased at a compound annual growth rate of 17% since 2009, when U.S. light vehicle sales reached a low point during the recession.

Late in 2013, we took action to improve our advertising business, which accounted for less than 5% of total revenue for 2013, through a new relationship with Jumpstart Automotive Group, a subsidiary of Hearst.  Jumpstart has assumed responsibility for our ad sales and operations functions, allowing us to focus more intently on growing our leads business.  As a highly-regarded automotive marketing and advertising leader with strong relationships throughout the industry, we expect to see improvements to our advertising business starting later this year.

Strong Growth, Improving Profits and a Bright Future
Total revenue grew 17% for 2013, and profits nearly doubled excluding a one-time tax benefit in the fourth quarter.  Automotive lead revenue expanded by 18% for 2013 compared with 2012.  Wholesale channel sales rose 27%, and retail channel sales grew 12%.

We closed 2013 with cash and cash equivalents of $18.9 million, up from $15.3 million for 2012 and $11.2 million from the end of 2011.  The strength of our balance sheet provides Autobytel with considerable flexibility to quickly capitalize on strategic growth opportunities as they arise.

At the time of this writing, J.D. Power’s 2014 retail U.S. light vehicle sales forecast remained steady at 13.3 million units, with March SAAR (seasonally adjusted annual rate) predicted higher than the same time last year.  Under the backdrop of positive industry trends, we remain purposefully focused on accelerating revenue growth and profitability.

We are taking several steps to best capture the opportunities in front of us and continue our momentum.  As the year progresses, we plan to further expand our lead generation team to drive growth and our ability to deliver high-quality leads to our customers.  We also intend to further enhance our retail sales team to grow our network of dealerships.  With the quality of our leads and the new high-value dealer products we’ve recently introduced, we believe that Autobytel has a great selling proposition.  At the same time, we’ll be expanding the amount and type of original content on Autobytel.com to increase consumer traffic.  We are very proud of the site and encourage you to visit us at www.autobytel.com to see first-hand how we’re helping in-market consumers find their perfect vehicle.  Finally, we’ll be focusing on new product innovation to ensure we remain the industry’s premier provider of services that help manufacturers and dealers sell more cars.  These initiatives, combined with the high quality leads Autobytel provides to our auto manufacturer and dealer customers, and a healthy automotive market, provide us with continued confidence about Autobytel's ability to capture future growth opportunities.

We look forward with optimism and look back with pride at the fantastic job the Autobytel team has done to bolster our industry position and grow our company.  On behalf of our Board of Directors and management team, I thank our dedicated staff, and express our ongoing gratitude to our loyal stockholders and expanding group of manufacturer and dealer customers.

Sincerely,

Jeffrey H. Coats, President and Chief Executive Officer

This letter contains forward-looking statements.  These statements are based on Autobytel’s current expectations, assumptions, estimates and projections about the company’s business and industry, and involve known and unknown risks, uncertainties and other factors that may cause the company’s or the company’s industry’s results, levels of activity, performance or achievement to be materially different from any future results, levels of activity, performance or achievements expressed or implied in or contemplated by the forward-looking statements.  Words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “will,” “may,” “should,” “estimate,” “predict,” “guidance,” “potential,” “continue,” “goal,” “objective” or the negative of those terms or other similar expressions, identify forward-looking statements.  These forward-looking statements include, statements regarding Autobytel’s expectations about realizing significant cost synergies and meaningful increases in revenues and cash flow from the AutoUSA acquisition and that the acquisition will be accretive to Autobytel’s 2014 financial results, Autobytel’s belief that its investment in AutoWeb will create meaningful opportunities to deliver serious car buyers to our manufacturer and dealer customers, while offering a personalized online experience for consumers and Autobytel’s continued confidence about the company’s ability to capture future growth opportunities.  Autobytel’s actual results and the timing of events may differ significantly from those discussed in the forward-looking statements as a result of various factors, many of which are beyond the company’s control, including but not limited to, Autobytel’s ability to integrate successfully the AutoUSA business and to achieve significant cost synergies and meaningful increases in revenue and cash flow, customer acceptance of its mobile suite of products and services, the success of its investments in AutoWeb and SaleMove, economic conditions in the automobile buying market, and those factors discussed in the company’s annual and quarterly reports filed with the Securities and Exchange Commission under the caption “Risk Factors.”  Because of these factors, risks and uncertainties, we caution against placing undue reliance on forward-looking statements.  Except to the extent as may be required by law, Autobytel undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this letter.